UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Definitive Proxy Statement

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KORSANA BIOSCIENCES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

KORSANA BIOSCIENCES, INC.

October [●], 2026

Dear Shareholders:

You are cordially invited to attend a special meeting of shareholders (the “Special Meeting”) of Korsana Biosciences, Inc., a Massachusetts corporation (“Korsana” or the “Company”), to be held on [November 13], 2026 at [●] [a.m./p.m.], Eastern Time. The Special Meeting will be held exclusively online via live webcast. You will be able to attend and participate in the Special Meeting, vote your shares electronically and submit questions during the meeting by visiting [www.proxydocs.com/KRSA]. There will be no physical location for the Special Meeting.

On September 8, 2026, we completed our previously announced merger transaction (the “Merger”) contemplated by the Agreement and Plan of Merger and Reorganization, dated as of April 1, 2026, as amended on April 17, 2026, among Cyclerion Therapeutics, Inc., Korsana Biosciences, Inc., then a privately held Delaware corporation (“Legacy Korsana”), Cariboos Merger Sub Corp. and Cariboos Merger Sub II, LLC. In connection with the closing of the Merger, we changed our name from “Cyclerion Therapeutics, Inc.” to “Korsana Biosciences, Inc.,” and our common stock began trading on the Nasdaq Capital Market under the ticker symbol “KRSA” on September 9, 2026.

At the annual meeting of shareholders of Cyclerion Therapeutics, Inc. held on August 26, 2026, shareholders were asked to approve the redomestication of the Company from the Commonwealth of Massachusetts to the Cayman Islands (the “Redomestication”). The Redomestication received the support of a substantial majority of the votes cast at that meeting, approximately 61.8%. However, Massachusetts law requires that the domestication be approved by not less than two-thirds of all shares entitled to vote on the matter, whether or not those shares are voted. Because of overall voter turnout at that meeting, the Redomestication proposal received the affirmative vote of fewer than two-thirds of all shares entitled to vote on the matter and the affirmative votes also fell short of the two-thirds of the votes properly cast required to approve the redomestication by way of continuation into the Cayman Islands as a special resolution. The proposal therefore was not approved, and the Redomestication was not effected.

Our board of directors (the “Board”) continues to believe that the Redomestication is advisable and in the best interests of the Company and its shareholders, for the reasons described in the accompanying proxy statement (the “Proxy Statement”). Accordingly, the Board has called the Special Meeting to resubmit the Redomestication to shareholders for approval.

At the Special Meeting, you will be asked to consider and vote upon the following proposals:

1.

a proposal to approve the redomestication of the Company from the Commonwealth of Massachusetts to the Cayman Islands by domestication pursuant to the Massachusetts Business Corporation Act and to adopt the resolutions of the Board approving the Redomestication (the “Domestication Proposal” or “Proposal No. 1”);

2.

a proposal to approve (i) the redomestication of the Company from the Commonwealth of Massachusetts to the Cayman Islands by way of continuation pursuant to the Companies Act (As Revised) of the Cayman Islands and the resolutions of the Board approving the Redomestication and (ii) as a special resolution for the purposes of Cayman Islands law, the adoption of the memorandum and articles of association of the Company (the “Continuation and Cayman Articles Proposal” or “Proposal No. 2”); and

3.

a proposal to approve one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies if there is not a sufficient number of votes in favor of Proposal Nos. 1 and 2 (the “Adjournment Proposal” or “Proposal No. 3”).

Proposal Nos. 1 and 2 together comprise the “Redomestication Proposal.” The Redomestication will not be effected unless both Proposal No. 1 and Proposal No. 2 are approved by the requisite shareholder votes. The Redomestication is not conditioned upon the completion of any other transaction.

If the Redomestication Proposal is approved and the Redomestication is effected, the Company will remain the same legal entity and will continue its existence as an exempted company limited by shares incorporated under the laws of the Cayman Islands. Each outstanding share of the Company’s common stock will be automatically converted into one ordinary share of the Cayman Islands company by operation of law, without any exchange of certificates or any other action on the part of shareholders. The Redomestication will not result in any change in the Company’s business, management, offices, assets or liabilities, and the Company’s ordinary shares will continue to be listed on the Nasdaq Capital Market under the ticker symbol “KRSA.”

AFTER CAREFUL CONSIDERATION, THE BOARD HAS UNANIMOUSLY DETERMINED THAT EACH OF THE PROPOSALS DESCRIBED IN THE PROXY STATEMENT IS ADVISABLE AND IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS. THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF PROPOSAL NO. 1, PROPOSAL NO. 2 AND PROPOSAL NO. 3.

Your vote is very important, regardless of the number of shares you own. Approval of Proposal No. 1 requires the affirmative vote of not less than two-thirds of all shares entitled to vote on the matter. As a result, if you abstain or fail to vote, or if you hold your shares through a broker, bank or other nominee and do not instruct your broker, bank or other nominee how to vote, it will have the same effect as a vote “AGAINST” Proposal No. 1. This is the standard that was not satisfied at the August 26, 2026 meeting. Whether or not you plan to attend the Special Meeting, we urge you to vote as promptly as possible over the Internet or by telephone, or by completing, signing, dating and returning your proxy card, so that your shares are represented at the Special Meeting.

Only shareholders of record at the close of business on [●], 2026, the record date for the Special Meeting, are entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements thereof.

On behalf of the Board, thank you for your continued support of Korsana Biosciences, Inc.

Sincerely,

Jonathan Violin, Ph.D.

President and Chief Executive Officer

Waltham, Massachusetts

KORSANA BIOSCIENCES, INC.

203 Crescent Street, Bldgs. #3/3A/4, Suite 503

Waltham, Massachusetts 02453

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held On [November 13], 2026

NOTICE IS HEREBY GIVEN that a special meeting of shareholders (the “Special Meeting”) of Korsana Biosciences, Inc., a Massachusetts corporation (the “Company”), will be held on [November 13], 2026 at [●] [a.m./p.m.], Eastern Time. The Special Meeting will be held exclusively online via live webcast at [www.proxydocs.com/KRSA]. There will be no physical location for the Special Meeting.

TIME AND DATE	[●] [a.m./p.m.], Eastern Time, on [November 13], 2026

PLACE	Exclusively online via live webcast at [www.proxydocs.com/KRSA]. There will be no physical location for the Special Meeting.

ITEMS OF BUSINESS	To consider and vote upon the three proposals described below and in the accompanying Proxy Statement.

RECORD DATE	Only shareholders of record at the close of business on [●], 2026 are entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements thereof.

MEETING ADMISSION	To attend and participate in the Special Meeting, visit
[www.proxydocs.com/KRSA] and enter the 12-digit control number included on your proxy card or on the voting instruction form provided by your broker, bank or other nominee. Online check-in will begin approximately 15 minutes before the meeting begins.

VOTING BY PROXY	Whether or not you plan to attend the Special Meeting, please vote as promptly as possible over the Internet or by telephone, or by completing, signing, dating and returning your proxy card, to ensure that your shares are represented and that a quorum is present. Internet and telephone voting facilities will close at 11:59 p.m., Eastern Time, on [November 12], 2026. If you hold your shares through a broker, bank or other nominee, please follow the voting instructions provided by that organization.

The Special Meeting is being held for the following purposes:

1.

To approve, pursuant to the Massachusetts Business Corporation Act (the “MBCA”), the redomestication of the Company from a corporation organized under the laws of the Commonwealth of Massachusetts to an exempted company incorporated under the laws of the Cayman Islands by domestication pursuant to Section 9.20 of the MBCA, as set forth in the plan of domestication attached as Annex A to the accompanying Proxy Statement, and to adopt the resolutions of the Board of Directors approving such redomestication (the “Redomestication Resolutions”), attached as Annex E to the accompanying Proxy Statement (the “Domestication Proposal” or “Proposal No. 1”);

2.

To approve (i) pursuant to the Companies Act (As Revised) of the Cayman Islands (the “Companies Act”), the redomestication of the Company from the Commonwealth of Massachusetts to the Cayman Islands by way of continuation and the approval of the Redomestication Resolutions and (ii) as a special resolution for the purposes of Cayman Islands law, the adoption of the memorandum and articles of association of the Company (the “Cayman Articles”), substantially in the form attached as Annex B to the accompanying Proxy Statement (the “Continuation and Cayman Articles Proposal” or “Proposal No. 2”); and

i

3.

To approve one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies if there is not a sufficient number of votes in favor of the Domestication Proposal and the Continuation and Cayman Articles Proposal (the “Adjournment Proposal” or “Proposal No. 3”).

Proposal No. 1 and Proposal No. 2 are together referred to as the “Redomestication Proposal,” and the redomestication of the Company from the Commonwealth of Massachusetts to the Cayman Islands contemplated by the Redomestication Proposal is referred to as the “Redomestication.” The Redomestication will not be effected unless both Proposal No. 1 and Proposal No. 2 are approved by the requisite shareholder votes. The Redomestication is not conditioned upon the approval of the Adjournment Proposal or upon the completion of any other transaction. No other business may be transacted at the Special Meeting.

The affirmative vote of not less than two-thirds of the shares entitled to vote on the subject matter at the Special Meeting, assuming a quorum is present, is required for approval of Proposal No. 1. The affirmative vote of not less than two-thirds of the votes properly cast by the holders of the Company’s common stock in person or represented by proxy at the Special Meeting, assuming a quorum is present, is required for approval of Proposal No. 2. The number of affirmative votes exceeding the number of votes opposing the matter, assuming a quorum is present, is required for approval of Proposal No. 3.

Because approval of Proposal No. 1 requires the affirmative vote of not less than two-thirds of the shares entitled to vote on the subject matter, abstentions, broker non-votes, if any, and failures to vote will each have the same effect as a vote “AGAINST” Proposal No. 1. Abstentions and broker non-votes, if any, will have no effect on the outcome of Proposal No. 2 or Proposal No. 3, although they will count for purposes of determining whether a quorum is present.

The presence, by attending the Special Meeting virtually or being represented by proxy, of the holders of a majority of the shares of the Company’s common stock outstanding and entitled to vote at the Special Meeting is necessary to constitute a quorum.

Notwithstanding the order of the resolutions on the notice to the Special Meeting, the Adjournment Proposal may be presented first to the shareholders if, based on the tabulated vote collected at the time of the Special Meeting, there are insufficient votes for, or otherwise in connection with, the approval of the Domestication Proposal and the Continuation and Cayman Articles Proposal.

The Board of Directors unanimously recommends that you vote “FOR” Proposal No. 1, “FOR” Proposal No. 2 and “FOR” Proposal No. 3.

The accompanying Proxy Statement is dated October [●], 2026 and, together with the enclosed proxy card, is first being mailed to shareholders on or about October [●], 2026.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on [November 13], 2026: this Notice of Special Meeting of Shareholders and the accompanying Proxy Statement are available free of charge at [www.proxydocs.com/KRSA].

By Order of the Board of Directors,

Jonathan Violin, Ph.D.

President and Chief Executive Officer

Waltham, Massachusetts

October [●], 2026

ii

KORSANA BIOSCIENCES, INC.

203 Crescent Street, Bldgs. #3/3A/4

Suite 503

Waltham, Massachusetts 02453

PROXY STATEMENT

FOR

THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON [NOVEMBER 13], 2026

Korsana Biosciences, Inc. (“Korsana,” the “Company,” “we,” “us” or “our”) is providing this proxy statement in connection with the solicitation by the Board of Directors (the “Board”) of the Company of proxies to be voted at the Special Meeting of Shareholders (the “Special Meeting”) to be held on [November 13], 2026 at [●] [a.m./p.m.], Eastern Time or at any adjournment or postponement thereof. The Special Meeting will be held exclusively online via live webcast at [www.proxydocs.com/KRSA]. There will be no physical location for the Special Meeting. The Board has fixed the close of business on [●], 2026 as the record date (“Record Date”) for determining the Company’s shareholders entitled to notice of and to vote at the Special Meeting and at any adjournment or postponement thereof.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE REDOMESTICATION

The following section provides answers to frequently asked questions about the Special Meeting and the Redomestication. This section, however, provides only summary information. For a more complete response to these questions and for additional information, please refer to the cross-referenced sections of this proxy statement. Except where specifically noted, the information contained in this proxy statement gives effect to the Merger (as defined below), the concurrent private placement that closed together with the Merger, and the 1-for-7 reverse stock split of the Company’s common stock effected immediately prior to the closing of the Merger, in each case as described below, other than the description of the voting results of the 2026 annual meeting of shareholders, which is presented on a pre-split basis.

Q: Why am I receiving this proxy statement?

A: You are receiving this proxy statement because you have been identified as a shareholder of Korsana Biosciences, Inc. (formerly known as Cyclerion Therapeutics, Inc.) as of the close of business on the Record Date, and you are entitled to vote at the Special Meeting to approve the matters set forth herein. This proxy statement is being used by the Board to solicit proxies for the Special Meeting and any adjournments or postponements of the Special Meeting. This proxy statement is dated October [●], 2026 and is first being mailed to the Company’s shareholders on or about October [●], 2026.

Q: When and where will the Special Meeting be held?

A: The Special Meeting will be held on [November 13], 2026, commencing at [●] [a.m./p.m.], Eastern Time, unless postponed or adjourned to a later date. The Special Meeting will be held exclusively online. You will be able to attend and participate in the Special Meeting online by visiting [www.proxydocs.com/KRSA], where you will be able to listen to the meeting live, submit questions and vote.

Q: What proposals will be voted on at the Special Meeting?

A: At the Special Meeting, holders of the Company’s common stock will be asked to consider and vote on the following proposals:

•	Proposal No. 1 - The Domestication Proposal, to approve the redomestication of the Company from the Commonwealth of Massachusetts to the Cayman Islands by domestication and to adopt the resolutions of the Board approving the redomestication (the “Redomestication Resolutions”), attached as Annex E to this proxy statement.

•

Proposal No. 2 - The Continuation and Cayman Articles Proposal, to approve (i) the redomestication of the Company from the Commonwealth of Massachusetts to the Cayman Islands by way of continuation and the approval of the Redomestication Resolutions and (ii) as a special resolution for the purposes of Cayman Islands law, the memorandum and articles of association of the Company (the “Cayman Articles”), the form of which is attached as Annex B to this proxy statement.

•

Proposal No. 3 - The Adjournment Proposal, to approve an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there is not a sufficient number of votes in favor of Proposal No. 1 and Proposal No. 2.

Proposal No. 1 and Proposal No. 2 are referred to together in this proxy statement as the “Redomestication Proposal.” The redomestication of the Company from the Commonwealth of Massachusetts to the Cayman Islands effected by the Domestication Proposal and the Continuation and Cayman Articles Proposal is referred to in this proxy statement as the “Redomestication.”

Q: What is the Redomestication?

A: The Redomestication is a change in the Company’s jurisdiction of organization from the Commonwealth of Massachusetts to the Cayman Islands. It consists of two concurrent steps affecting the same legal entity:

•

a domestication under Massachusetts law, pursuant to Section 9.20 of the Massachusetts Business Corporation Act (the “MBCA”), effected in accordance with the Plan of Domestication, the form of which is attached as Annex A to this proxy statement (the “Plan of Domestication”); and

•

a transfer by way of continuation under Cayman Islands law, pursuant to the Companies Act (As Revised) of the Cayman Islands (the “Companies Act”), upon which the Company will continue its existence as an exempted company limited by shares under the Companies Act and will adopt the Cayman Articles as its memorandum and articles of association.

If the Redomestication is effected, the Company will remain the same legal entity, with the same name, business, management, assets and liabilities, but its internal corporate affairs will cease to be governed by the Company’s restated articles of organization (as amended, the “Massachusetts Articles”) and the Company’s amended and restated bylaws (the “Massachusetts Bylaws”), and will instead be governed by the Companies Act and the provisions of the Cayman Articles, the form of which is attached as Annex B to this proxy statement. Approval of the Redomestication Proposal will also constitute approval of the Plan of Domestication.

Q: What happened at the annual meeting of shareholders held on August 26, 2026?

A: On August 26, 2026, the Company, then named Cyclerion Therapeutics, Inc. (“Cyclerion”), held its annual meeting of shareholders (the “2026 Annual Meeting”) in connection with the two-step merger transactions completed under the Agreement and Plan of Merger and Reorganization, dated April 1, 2026, as amended on April 17, 2026, with Korsana Biosciences, Inc., then a privately held Delaware corporation (“Legacy Korsana”), and the other parties thereto (the “Merger”). At the 2026 Annual Meeting, Cyclerion’s shareholders approved each of the proposals required to complete the Merger, and the Merger closed on [September 8], 2026. In connection with the closing of the Merger, Cyclerion was renamed “Korsana Biosciences, Inc.” and the Company’s common stock began trading on the Nasdaq Capital Market under the symbol “KRSA.”

Cyclerion’s shareholders also voted at the 2026 Annual Meeting on a redomestication proposal substantially identical to the Redomestication Proposal described in this proxy statement, presented as Proposal No. 4A (the Massachusetts domestication) and Proposal No. 4B (the Cayman Islands continuation and the adoption of the

Cayman Articles). That proposal was not approved. The shares voted in favor of the redomestication at the 2026 Annual Meeting represented approximately 61.8% of the votes cast on the proposal, but only approximately 44.8% of the 4,681,351 shares entitled to vote at the 2026 Annual Meeting. Under the Massachusetts vote standard applicable to Proposal No. 4A, approval required the affirmative vote of not less than two-thirds of all shares entitled to vote on the matter, or at least 3,120,901 shares. Because that standard is measured against all outstanding shares rather than votes cast, all broker non-votes, abstentions and outstanding shares not represented at the 2026 Annual Meeting had the same effect as votes against the proposal. The votes cast in favor of the proposal also fell short of the two-thirds of votes properly cast required for approval of Proposal No. 4B as a special resolution under Cayman Islands law. Because approval of the redomestication was not a condition to the Merger, the Merger closed as planned and the Company remained a Massachusetts corporation.

Q: Why is the Board submitting the Redomestication Proposal to shareholders again?

A: The Board continues to believe that the Redomestication is advisable and in the best interests of the Company and its shareholders, for the reasons described in this proxy statement. At the 2026 Annual Meeting, the redomestication proposal received the support of a substantial majority, approximately 61.8%, of the votes cast. It nonetheless failed because, as a result of low overall voter turnout, the shares voted in favor represented fewer than the required two-thirds of all shares outstanding and entitled to vote, and the affirmative votes also fell short of the two-thirds of the votes properly cast required to approve the redomestication by way of continuation into the Cayman Islands as a special resolution. In light of that level of support among voting shareholders, the Board determined to resubmit the Redomestication Proposal to the Company’s shareholders, including the substantially expanded shareholder base resulting from the Merger and the concurrent private placement, promptly following the closing of the Merger. The Board unanimously recommends that you vote “FOR” each of the proposals described in this proxy statement.

Q: Is the Redomestication conditioned on the Merger or on any other transaction?

A: No. The Merger closed on September 8, 2026, and the Redomestication is not conditioned on the Merger or on any other transaction. The Redomestication will be effected if Proposal No. 1 and Proposal No. 2 are each approved by the requisite vote of the Company’s shareholders and the filings described in this proxy statement are made with the Secretary of the Commonwealth of Massachusetts and the Cayman Islands Registrar of Companies. See the section titled “Proposal Nos. 1 and 2: The Redomestication Proposal — Additional Information — Regulatory Matters.”

Q: Why does the Board believe the Redomestication is in the best interests of the Company and its shareholders?

A: The Board believes that there are several reasons why the Redomestication is in the best interests of the Company and its shareholders. The Board believes the Redomestication may help the Company attract and retain qualified management by reducing the risk of lawsuits being filed against the Company and its directors and officers. The Board believes that, for the reasons described in this proxy statement, in general, Cayman Islands law will provide greater protection to the Company and its directors and officers than Massachusetts law. Additionally, the Board believes that the Redomestication will give the Company more flexibility and predictability in various corporate transactions. For more information, please see the section titled “Proposal Nos. 1 and 2: The Redomestication Proposal — Reasons for the Redomestication.”

Q: What will happen to my shares in the Redomestication?

A: If the Redomestication is effected, then, automatically and by operation of law, without any exchange of certificates or any other action on the part of shareholders:

•

each outstanding share of common stock of the Company will be automatically converted into one ordinary share of the Company as continued in the Cayman Islands (the “Cayman Company,” and each such ordinary share, a “Cayman Share”);

•

each outstanding share of any series of the preferred stock of the Company will be automatically converted into one share of the corresponding series of the preferred shares of the Cayman Company. Accordingly, each outstanding share, if any, of the Company’s Series A Convertible Preferred Stock will be automatically converted into one Series A Non-Voting Convertible Preferred Share (a “Cayman Series A Preferred Share”) of the Cayman Company, having the rights set forth in the certificate of designation in the form attached as Annex C to this proxy statement (the “Cayman Series A Certificate of Designation”), and each outstanding share of the Company’s Series B Non-Voting Convertible Preferred Stock will be automatically converted into one Series B Non-Voting Convertible Preferred Share (a “Cayman Series B Preferred Share”) of the Cayman Company, having the rights set forth in the certificate of designation in the form attached as Annex D to this proxy statement (the “Cayman Series B Certificate of Designation”), in each case with rights, preferences and privileges that correspond to those of the applicable existing series; and

•	your proportionate ownership interest in the Company will not change as a result of the Redomestication.

You will not be required to exchange your existing stock certificates (if any) for new share certificates, and you do not need to take any action to receive Cayman Shares or preferred shares of the Cayman Company. See “Do I need to exchange my stock certificates?” below.

Q: What will happen to outstanding options, warrants and contingent value rights in the Redomestication?

A: Each outstanding option or right to acquire shares of common stock of the Company, including each outstanding warrant and pre-funded warrant, will continue in existence in the form of and will automatically become an option or right to acquire an equal number of Cayman Shares under the same terms and conditions. In addition, the contingent value rights (the “CVRs”) issued to Cyclerion shareholders pursuant to the contingent value rights agreement entered into in connection with the Merger (the “CVR Agreement”) are contractual obligations of the Company and, because the Company will continue as the same legal entity following the Redomestication, the CVRs will remain outstanding following the Redomestication in accordance with, and subject to, the terms and conditions of the CVR Agreement, unaffected by the Redomestication.

Q: Will the Redomestication change the Company’s name, business, management, Nasdaq listing or SEC reporting obligations?

A: No. The Company will continue as the same legal entity under the name “Korsana Biosciences, Inc.” There will be no change in the Company’s business, offices, management, board of directors, obligations, assets or liabilities by reason of the Redomestication (other than transaction costs incurred in connection with the Redomestication). All of the Company’s directors and officers will continue to hold the same positions within the Cayman Company. The Company’s common stock will continue to be listed on the Nasdaq Capital Market under the symbol “KRSA,” and the Company does not expect any interruption in the trading of its common stock as a result of the Redomestication. We expect the Company’s common stock to be represented by a new CUSIP number following the Redomestication. Except as related to the implementation of a new CUSIP, there is not expected to be any interruption in the trading of the Cayman Shares as a result of the Redomestication. The Company will remain subject to the periodic reporting requirements of the Securities and Exchange Commission (the “SEC”), and the Company and its shareholders will be in the same respective positions under the federal securities laws after the Redomestication. Effecting the Redomestication will not have any material accounting implications.

Q: How will the Redomestication affect my rights as a shareholder?

A: Your rights as a shareholder currently are governed by Massachusetts law and the provisions of the Massachusetts Articles and the Massachusetts Bylaws. If the Redomestication is effected, you will become a shareholder of a Cayman Islands exempted company, and your rights will be governed by Cayman Islands law and the provisions of the Cayman Articles, in the form attached as Annex B to this proxy statement, which differ in certain respects from your current rights. Among other changes, the Cayman Articles will divide the board of directors into three classes serving staggered three-year terms, with directors elected by a plurality of the votes properly cast, whereas all of the Company’s directors are currently elected annually. These important differences are discussed and summarized in this proxy statement under “Proposal Nos. 1 and 2: The Redomestication Proposal — Effects of the Redomestication — Comparison of Rights of Holders of the Massachusetts Corporation Capital Stock and the Cayman Company Share Capital” and “Proposal Nos. 1 and 2: The Redomestication Proposal — Effects of the Redomestication — Comparison of Shareholder Rights under Massachusetts Law and Cayman Islands Law.” The Company urges you to read those sections carefully before voting.

Q: What are the U.S. federal income tax considerations of the Redomestication?

A: Subject to the limitations and qualifications described in the section titled “Proposal Nos. 1 and 2: The Redomestication Proposal — Material U.S. Federal Income Tax Considerations of the Redomestication,” the Company intends that the Redomestication qualify as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the “Code”). Assuming the Redomestication so qualifies, a U.S. Holder (as defined in that section) will not recognize gain or loss upon the Redomestication, will have the same aggregate basis in its shares of the Cayman Company after the Redomestication as such U.S. Holder had in the corresponding shares of the Company immediately prior to the Redomestication, and will have a holding period in such shares that includes the holding period of the corresponding shares held immediately prior to the Redomestication.

In addition, pursuant to Section 7874 of the Code, the Company after the Redomestication is and will continue to be treated as a U.S. corporation for all purposes under the Code. The Redomestication will not cause the Company to be treated as a foreign corporation for U.S. federal income tax purposes, and the Company will remain subject to U.S. federal income tax on its worldwide taxable income. For a more detailed discussion of the U.S. federal income tax considerations of the Redomestication, including required tax reporting for certain holders, please see the section titled “Proposal Nos. 1 and 2: The Redomestication Proposal — Material U.S. Federal Income Tax Considerations of the Redomestication.” You should consult your own tax advisor regarding the particular tax consequences of the Redomestication to you.

Q: Do I have appraisal or dissenters’ rights in connection with the Redomestication or the other proposals?

A: No. Holders of the Company’s common stock are not entitled to appraisal rights under Massachusetts law with respect to the Redomestication described in this proxy statement. The corporate actions described in this proxy statement will not afford shareholders the opportunity to dissent from the actions described herein or to receive an agreed or judicially appraised value for their shares.

Q: Are Proposal No. 1 and Proposal No. 2 conditioned on each other?

A: Yes. The Redomestication will not be effected unless both Proposal No. 1 and Proposal No. 2 are approved by the requisite vote of the Company’s shareholders. If either Proposal No. 1 or Proposal No. 2 is not approved, neither the domestication under Massachusetts law nor the redomestication by way of continuation under Cayman Islands law will be implemented, even if the other proposal is approved, and the Cayman Articles will not be adopted. Approval of the Adjournment Proposal (Proposal No. 3) is not a condition to the Redomestication or to either of Proposal No. 1 or Proposal No. 2.

Q: What happens if Proposal No. 1 or Proposal No. 2 is not approved?

A: If either Proposal No. 1 or Proposal No. 2 is not approved by the requisite vote of the Company’s shareholders, the Redomestication will not be effected and the Company will remain a Massachusetts corporation, governed by the MBCA, the Company’s restated articles of organization, as amended, and the Company’s amended and restated bylaws. The Company’s common stock would continue to be listed on the Nasdaq Capital Market under the symbol “KRSA,” and the failure to approve the Redomestication Proposal would have no effect on the Merger, which has already been completed, or on the Company’s business or operations. If there are insufficient votes to approve Proposal No. 1 and Proposal No. 2 at the time of the Special Meeting, the Special Meeting may be adjourned to solicit additional proxies as described below under “What happens if the Special Meeting is adjourned or postponed?”

Q: When is the Redomestication expected to become effective?

A: If Proposal No. 1 and Proposal No. 2 are approved, the Company anticipates that the Redomestication will become effective as soon as practicable following the Special Meeting (the “Redomestication Effective Time”). Notwithstanding shareholder approval of the Redomestication Proposal, the Board reserves the right to delay the Redomestication or to abandon the Redomestication and the Plan of Domestication if the Board determines for any reason that such delay or abandonment would be in the best interests of the Company and its shareholders.

Q: Do I need to exchange my stock certificates?

A: No. Shareholders will not be required to exchange their existing stock certificates (if any) for new share certificates. If the Redomestication is effected, each outstanding share of the Company’s capital stock will be automatically converted into the corresponding share of the Cayman Company as described above, without any action on the part of the holder.

Q: Who is entitled to vote at the Special Meeting?

A: Only holders of record of the Company’s common stock at the close of business on the Record Date, [●], 2026, are entitled to notice of, and to vote at, the Special Meeting and any adjournment or postponement thereof. At the close of business on the Record Date, there were [●] shares of the Company’s common stock issued and outstanding and entitled to vote at the Special Meeting. Each share of the Company’s common stock entitles the holder thereof to one vote on each matter submitted for shareholder approval at the Special Meeting.

The Company’s common stock is the only class of the Company’s capital stock entitled to vote at the Special Meeting. As of the Record Date, there were also [●] shares of Series A Convertible Preferred Stock and [●] shares of Series B Non-Voting Convertible Preferred Stock issued and outstanding. Neither series of preferred stock is entitled to vote on the proposals described in this proxy statement.

Q: What vote is required to approve each proposal, and how are abstentions and broker non-votes counted?

A: The vote required to approve each proposal, and the effect of abstentions and broker non-votes on each proposal, are as follows:

•

Proposal No. 1 (the Domestication Proposal). The affirmative vote of not less than two-thirds of the shares of the Company’s common stock outstanding and entitled to vote on the subject matter at the Special Meeting, assuming a quorum is present, is required for approval of Proposal No. 1. Because this standard is measured against all outstanding shares entitled to vote, and not against votes cast, abstentions, broker non-votes (if any) and any failure to vote or to be represented at the Special Meeting will each have the same effect as a vote “AGAINST” Proposal No. 1.

•

Proposal No. 2 (the Continuation and Cayman Articles Proposal). The affirmative vote of not less than two-thirds of the votes properly cast by the holders of the Company’s common stock, by attending the Special Meeting or represented by proxy, assuming a quorum is present, is required for approval of

Proposal No. 2. This standard reflects the vote required to pass a special resolution for the purposes of Cayman Islands law. Abstentions and broker non-votes (if any) are not votes properly cast and will therefore have no effect on the outcome of Proposal No. 2.

•

Proposal No. 3 (the Adjournment Proposal). The number of affirmative votes exceeding the number of votes opposing the matter, assuming a quorum is present, is required for approval of Proposal No. 3. Abstentions and broker non-votes (if any) are not counted as votes for or against the matter and will have no effect on the outcome of Proposal No. 3.

Votes will be counted by the inspector of election appointed for the Special Meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes, if any, as applicable to each proposal.

Because approval of Proposal No. 1 requires the affirmative vote of two-thirds of all outstanding shares of common stock entitled to vote, and not merely two-thirds of the votes cast, every share that is not voted at the Special Meeting will have the same effect as a vote “AGAINST” Proposal No. 1. This is the same vote standard under which the redomestication proposal was not approved at the 2026 Annual Meeting. Accordingly, your vote is important regardless of the number of shares you own, and the Company urges you to submit your proxy as promptly as possible.

Q: What constitutes a quorum for the Special Meeting?

A: The presence, by attending the Special Meeting or being represented by proxy, of the holders of a majority of the shares of the Company’s common stock outstanding and entitled to vote at the Special Meeting is necessary to constitute a quorum at the meeting. Abstentions will be treated as shares present for the purpose of determining the presence of a quorum. Broker non-votes, if any, would also be treated as shares present for purposes of determining the presence of a quorum; however, as described below, the Company does not expect any broker non-votes at the Special Meeting, and shares held in street name for which no voting instructions are provided will not be counted for purposes of determining whether a quorum is present. If a quorum is not present or represented at the Special Meeting, the Special Meeting may be adjourned to permit further solicitation of proxies.

Q: How does the Board recommend that I vote?

A: The Board has determined and believes that the Redomestication is fair to, in the best interests of, and advisable to, the Company and its shareholders. The Board unanimously recommends that you vote:

•	“FOR” Proposal No. 1, the Domestication Proposal;

•	“FOR” Proposal No. 2, the Continuation and Cayman Articles Proposal; and

•	“FOR” Proposal No. 3, the Adjournment Proposal.

Properly authorized proxies solicited by the Board will be voted “FOR” each of the proposals unless instructions to the contrary are given.

Q: How do I vote?

A: The procedures for voting depend on whether your shares are registered in your name or held in “street name.”

Shareholder of Record: Shares Registered in Your Name. If, as of the Record Date, your shares were registered directly in your name with the Company’s transfer agent, Computershare Trust Company, N.A., then you are a shareholder of record. As a shareholder of record, you may vote at the Special Meeting or vote by proxy. Whether or not you plan to attend the Special Meeting, the Company urges you to vote by proxy to ensure your vote is counted. You may still attend the Special Meeting and vote even if you have already voted by proxy; in that case, your previously submitted proxy will be disregarded.

•

To vote during the meeting, attend the Special Meeting via the Internet at [www.proxydocs.com/KRSA] and follow the instructions posted there. You will need the control number included on your proxy card or the accompanying materials.

•

To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to the Company before the Special Meeting, your shares will be voted as you direct.

•

To vote over the telephone, dial toll-free [1-866-864-0727] using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and control number from your proxy card. Your vote must be received by [November 12], 2026 at 11:59 p.m., Eastern Time, to be counted.

•

To vote through the Internet, go to [www.proxydocs.com/KRSA] to complete an electronic proxy card. You will be asked to provide the company number and control number from your proxy card. Your vote must be received by [November 12], 2026 at 11:59 p.m., Eastern Time, to be counted.

The Company provides Internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a voting instruction form and voting instructions with these proxy materials from that organization rather than from the Company. Simply follow the voting instructions provided by that organization to ensure that your vote is counted. You may be able to vote by telephone or over the Internet as instructed by your broker, bank or other agent. To vote at the Special Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact your broker, bank or other agent to request a proxy form.

Q: What if I return a proxy card or otherwise vote but do not make specific choices?

A: If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted “FOR” Proposal No. 1, “FOR” Proposal No. 2 and “FOR” Proposal No. 3, in accordance with the recommendation of the Board. Although the Company does not expect any other matter to be presented at the Special Meeting, if any other matter is properly presented, your proxy holder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

Q: What happens if I do not vote, or if I hold my shares in street name and do not provide voting instructions to my broker?

A: If you are a shareholder of record and fail to return your proxy card or otherwise vote, your shares will not be voted and will not be counted for purposes of determining whether a quorum is present. Because approval of Proposal No. 1 requires the affirmative vote of not less than two-thirds of all outstanding shares entitled to vote, your failure to vote will have the same effect as a vote “AGAINST” Proposal No. 1.

If you are a beneficial owner of shares held in street name and you do not instruct your broker, bank or other agent how to vote your shares, your broker, bank or other agent will only be able to vote your shares with respect to proposals considered to be “routine” under applicable stock exchange rules and is not entitled to vote your shares with respect to “non-routine” proposals. Generally, a “broker non-vote” occurs when shares held by a broker are not voted with respect to a particular proposal because the broker has not received voting instructions from its client with respect to such shares and does not have discretionary authority to vote on the matter. Whether a proposal is considered routine or non-routine is subject to stock exchange rules and final determination by the stock exchange.

The Company expects that each of the proposals to be presented at the Special Meeting will be considered non-routine and that brokers, banks and other agents therefore will not have discretionary authority to vote uninstructed shares on any proposal at the Special Meeting. As a result, the Company does not expect any broker non-votes at the Special Meeting. If you hold your shares in street name and do not provide voting instructions, your shares will not be voted on any proposal, will not be counted for purposes of determining whether a quorum is present, and will have the same effect as a vote “AGAINST” Proposal No. 1. The Company therefore urges you to direct your broker, bank or other agent how to vote your shares on all proposals to ensure that your vote is counted.

Q: May I revoke or change my vote after I have submitted a proxy or provided proxy instructions?

A: Yes. If you are a shareholder of record, you may revoke or change your vote at any time before your proxy is voted at the Special Meeting in one of four ways:

•	You may submit another properly completed proxy with a later date by mail or via the Internet.

•	You may provide your proxy instructions via telephone at a later date.

•	You may send a notice that you are revoking your proxy, following the instructions provided on your proxy card.

•	You may attend the Special Meeting and vote during the meeting. Simply attending the Special Meeting will not, by itself, revoke your proxy or change your vote.

If you are a beneficial owner of shares held in street name, you should follow the instructions provided by your broker, bank or other agent to revoke or change your voting instructions.

Q: What happens if the Special Meeting is adjourned or postponed?

A: If the Special Meeting is adjourned or postponed, your proxy will remain valid and may be voted at the adjourned or postponed meeting, and you will still be able to change or revoke your proxy until it is voted. If there are insufficient votes to approve Proposal No. 1 and Proposal No. 2 at the time of the Special Meeting, the chair of the Special Meeting may adjourn the Special Meeting, or your proxy may be voted by the persons named in the proxy to adjourn the Special Meeting, in each case in order to solicit additional proxies. In addition, the Company is asking shareholders to approve the Adjournment Proposal for that purpose. See the section titled “Proposal No. 3: The Adjournment Proposal.”

Q: Could other matters be decided at the Special Meeting?

A: No matters other than the three proposals described in this proxy statement are expected to be presented at the Special Meeting. Under the Massachusetts Bylaws, business transacted at a special meeting of shareholders is limited to the purposes stated in the notice of the meeting. If any other matter should nonetheless properly come before the Special Meeting or any adjournment or postponement thereof, the persons named in the proxy will have authority to vote the shares represented by proxies in accordance with their judgment.

Q: Who is soliciting my proxy, and who is paying the cost of this solicitation?

A: The Board is soliciting your proxy for use at the Special Meeting and any adjournments or postponements thereof, and the Company will bear the entire cost of the solicitation, including the preparation, assembly, printing, filing and mailing of this proxy statement and the accompanying proxy card. The Company may engage a proxy solicitation firm to assist in the solicitation of proxies for the Special Meeting. If the Company engages such a firm, it estimates that the firm’s fees would be up to $[●], plus reimbursement of out-of-pocket expenses, all of which would be paid by the Company. The actual costs of any such engagement may be higher or lower than this estimate. In addition to solicitation by mail, the directors, officers and employees of the Company may solicit proxies from shareholders by personal interview, telephone, email, fax or otherwise, and will not receive additional compensation for those services. Arrangements will also be made with brokerage firms and other custodians, nominees and fiduciaries who are record holders of the Company’s common stock for the forwarding of solicitation materials to the beneficial owners of the Company’s common stock, and the Company will reimburse these brokers, custodians, nominees and fiduciaries for the reasonable out-of-pocket expenses they incur in connection with the forwarding of solicitation materials.

Q: What does it mean if I receive more than one proxy card or voting instruction form?

A: If you receive more than one proxy card or voting instruction form, your shares are registered in more than one name or are registered in different accounts. Please complete, sign, date and return each proxy card and voting instruction form that you receive, or vote the shares represented by each by telephone or through the Internet, to ensure that all of your shares are voted.

Q: I share an address with another shareholder and received only one copy of the proxy materials. How may I obtain an additional copy?

A: Some brokers, banks and other agents, and in some cases the Company, may be participating in the practice of “householding” proxy materials, delivering a single copy of the proxy materials to multiple shareholders sharing an address unless contrary instructions have been received. The Company will promptly deliver a separate copy of this proxy statement to any shareholder at a shared address upon written or oral request directed to the Company at Korsana Biosciences, Inc., 203 Crescent Street, Bldgs. #3/3A/4, Suite 503, Waltham MA 02453, Attention: Corporate Secretary, telephone: (781) 516-2325. Shareholders who wish to receive separate copies of proxy materials in the future, or who are receiving multiple copies and wish to receive a single copy, should contact their broker, bank or other agent, or the Company at the address above. See the section titled “Householding of Proxy Materials” for more information.

Q: How can I find out the results of the voting at the Special Meeting?

A: Preliminary voting results will be announced at the Special Meeting. Final voting results will be published in a Current Report on Form 8-K that the Company expects to file with the SEC within four business days after the Special Meeting. If final voting results are not available at that time, the Company will publish preliminary results in the Form 8-K and will file an amendment to report the final results within four business days after they are known.

Q: How can I submit questions at the Special Meeting?

A: During the Special Meeting, if you have your 12-digit control number and wish to ask a question, you may do so by clicking the Q&A button on the virtual meeting platform and entering your question in the field provided in the web portal at or before the time the matters are before the Special Meeting for consideration. The Company will endeavor to answer as many shareholder-submitted questions as time permits that comply with the Special Meeting’s Rules of Conduct. The Company reserves the right to edit profanity or other inappropriate language and to exclude questions regarding topics that are not pertinent to meeting matters or Company business. If the Company receives substantially similar questions, it may group such questions together and provide a single response to avoid repetition.

The Special Meeting will be governed by the Special Meeting’s Rules of Conduct, which will address the ability of shareholders to ask questions during the meeting and the rules for how questions will be recognized and addressed. Please review the Special Meeting’s Rules of Conduct for further details. The Special Meeting’s Rules of Conduct will be posted on [www.proxydocs.com/KRSA] approximately two weeks prior to the date of the Special Meeting.

Q: What if I have technical difficulties or trouble accessing the Special Meeting?

A: Technical support will be available beginning approximately 15 minutes prior to the start of the Special Meeting. If you encounter difficulties accessing the virtual Special Meeting during check-in or during the meeting, please call the technical support number that will be posted on the virtual meeting log-in page at [www.proxydocs.com/KRSA].

Q: What do I need to do now?

A: The Company urges you to read this proxy statement carefully, including its annexes, and to consider how the Redomestication affects you. Then, whether or not you plan to attend the Special Meeting, please submit your proxy as promptly as possible by telephone or through the Internet, or complete, sign, date and return the enclosed proxy card, so that your shares may be voted at the Special Meeting. If your shares are held in street name, please provide voting instructions to your broker, bank or other agent so that your shares are voted on each proposal.

Q: Who can help answer my questions?

A: If you are a shareholder of the Company and would like additional copies of this proxy statement without charge, or if you have questions about the Special Meeting, the Redomestication or the other matters described in this proxy statement, including the procedures for voting your shares, you should contact the Company at Korsana Biosciences, Inc., 203 Crescent Street, Bldgs. #3/3A/4, Suite 503, Waltham MA 02453, Attention: Corporate Secretary, telephone: (781) 516-2325.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, including statements regarding the anticipated benefits of the Redomestication and the financial condition, results of operations, and prospects of the Company. Any express or implied statements that do not relate to historical or current facts or matters are forward-looking statements. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. These forward-looking statements include, but are not limited to, express or implied statements regarding the Company’s expectations, hopes, beliefs, intentions or strategies regarding the future. In some cases, you can identify forward-looking statements by terminology such as “may,” “might,” “will,” “could,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “projects,” “seeks,” “target,” “endeavor,” “possible,” “potential,” “continue,” “contemplate” or the negative of these terms or other comparable terminology, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements are based on current expectations and beliefs concerning future developments and their potential effects. There can be no assurance that future developments affecting the Company will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the Company’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. In addition to other factors and matters contained in or incorporated by reference in this document, the Company believes the following factors could cause actual results to differ materially from those discussed in the forward-looking statements:

•

the risk that the Domestication Proposal and the Continuation and Cayman Articles Proposal are not approved by the requisite votes of the Company’s shareholders, in which case the Redomestication will not be effected;

•	the Company’s ability to meet expectations regarding the timing and completion of the Redomestication, and uncertainties as to the timing and costs of the consummation of the Redomestication;

•

the risk that the anticipated benefits of the Redomestication, including a potential reduction in the risk and cost of shareholder demands and litigation, greater protection for the Company’s directors and officers, and greater flexibility in corporate transactions, may not be realized;

•	the intended U.S. federal income tax treatment of the Redomestication, including its qualification as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code;

•	the effect of the Redomestication on the rights of the Company’s shareholders, which, if the Redomestication is effected, will be governed by Cayman Islands law and the Cayman Articles;

•	expectations regarding the strategies, prospects, plans, expectations and objectives of management of the Company for future operations of the Company;

•	the ability of the Company to recognize the benefits that may be derived from the Merger, including the commercial or market opportunity of the product candidates of the Company;

•	the possibility that the CVR holders may never receive any proceeds under the CVR Agreement;

•	the accuracy of the Company’s estimates regarding expenses, future revenue, capital requirements and needs for additional financing;

•	the outcome of any legal proceedings that may be instituted against the Company or any of its respective directors or officers related to the Merger Agreement or the transactions contemplated thereby;

•	the ability of the Company to protect its intellectual property rights;

•	competitive responses to the Merger;

•	legislative, regulatory, political and economic developments beyond the Company’s control;

•	the initiation, timing and success of clinical trials for the Company’s product candidates;

•	success in retaining, or changes required in, the Company’s officers, key employees or directors;

•	the Company’s public securities’ potential liquidity and trading;

•	regulatory actions with respect to the Company’s product candidates or its competitors’ products and product candidates;

•

the Company’s ability to manufacture its product candidates in conformity with the Food and Drug Administration’s requirements and to scale up manufacturing of its product candidates to commercial scale, if approved;

•	uncertainties regarding the capabilities and potential of the THETA platform and the Company’s pipeline programs;

•	the Company’s reliance on third-party contract development and manufacturer organizations to manufacture and supply product candidates;

•	the beneficial characteristics, and the potential safety, efficacy and therapeutic effects of the Company’s product candidates;

•	the expected potential benefits of strategic collaboration with third parties and the Company’s ability to attract collaborators with development, regulatory and commercialization expertise;

•	the Company’s ability to successfully commercialize product candidates, if approved, and the rate and degree of market acceptance of such product candidates; and

•	developments and projections relating to the Company’s competitors or industry.

The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including other documents to be filed by the Company from time to time with the SEC, discussions of potential risks, uncertainties, and other important factors in the Company’s subsequent filings with the SEC, and risk factors associated with companies, such as the Company, that operate in the biopharma industry.

If any of these risks or uncertainties materialize or any of these assumptions prove incorrect, the results of the Company could differ materially from the forward-looking statements. Any public statements or disclosures by the Company following this proxy statement that modify or impact any of the forward-looking statements contained in this proxy statement will be deemed to modify or supersede such statements in this proxy statement. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this document and are qualified in their entirety by reference to the cautionary statements herein. The Company does not intend, and undertakes no obligation, to update any forward-looking information to reflect events or circumstances after the date of this document or to reflect the occurrence of unanticipated events, unless required by law to do so.

THE SPECIAL MEETING

Date, Time and Place

The special meeting of shareholders of Korsana Biosciences, Inc. (the “Special Meeting”) will be held on [November 13], 2026, commencing at [●] [a.m./p.m.], Eastern Time, unless postponed or adjourned to a later date. The Special Meeting will be held exclusively online. You will be able to attend and participate in the Special Meeting online by visiting [www.proxydocs.com/KRSA], where you will be able to listen to the meeting live, submit questions and vote. The Company is sending this proxy statement to its shareholders in connection with the solicitation of proxies by the Board for use at the Special Meeting and any adjournments or postponements of the Special Meeting. This proxy statement is first being furnished to the Company’s shareholders on or about October [●], 2026.

To attend and participate in the Special Meeting, you will need the 12-digit control number included on your proxy card or on the instructions that accompanied your proxy materials. The meeting webcast will begin promptly at [●] [a.m./p.m.], Eastern Time. Online check-in will begin approximately [15] minutes before that time, and you should allow ample time for the check-in procedures. The Special Meeting will be governed by the Special Meeting’s Rules of Conduct, which will address the ability of shareholders to submit questions during the meeting and the rules for how questions will be recognized and addressed, and which will be posted on [www.proxydocs.com/KRSA] approximately two weeks prior to the date of the Special Meeting. If you experience technical difficulties during the check-in process or during the Special Meeting, please call the technical support number that will be posted on the virtual meeting log-in page.

Purpose of the Special Meeting

The purposes of the Special Meeting are:

1.

To approve the redomestication of the Company from the Commonwealth of Massachusetts to the Cayman Islands by domestication and to adopt the Redomestication Resolutions, attached as Annex E to this proxy statement (the “Domestication Proposal” or “Proposal No. 1”);

2.

To approve (i) the redomestication of the Company from the Commonwealth of Massachusetts to the Cayman Islands by way of continuation and the approval of the Redomestication Resolutions and (ii) as a special resolution for the purposes of Cayman Islands law, the adoption of the memorandum and articles of association of the Company (the “Cayman Articles”), substantially in the form attached as Annex B to this proxy statement (the “Continuation and Cayman Articles Proposal” or “Proposal No. 2” and, together with Proposal No. 1, the “Redomestication Proposal”); and

3.

To approve an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there is not a sufficient number of votes in favor of the Domestication Proposal and the Continuation and Cayman Articles Proposal (the “Adjournment Proposal” or “Proposal No. 3”).

We refer to the redomestication of the Company from the Commonwealth of Massachusetts to the Cayman Islands, to be effected through a domestication pursuant to Section 9.20 of the MBCA and the transfer by way of continuation of the Company as an exempted company limited by shares under the Companies Act (As Revised) of the Cayman Islands, as the “Redomestication.” Approval of the Redomestication Proposal will also constitute approval of the Plan of Domestication, in the form attached as Annex A to this proxy statement.

The Redomestication will be effected only if both the Domestication Proposal and the Continuation and Cayman Articles Proposal are approved by the requisite votes of the Company’s shareholders. If either the Domestication Proposal or the Continuation and Cayman Articles Proposal is not approved, the Redomestication will not be effected and the Company will remain a corporation organized under the laws of the Commonwealth of Massachusetts. The Redomestication is not conditioned on the approval of the Adjournment Proposal or on the completion of any other transaction, and approval of the Adjournment Proposal is not conditioned on the approval of the Domestication Proposal or the Continuation and Cayman Articles Proposal.

The Redomestication Proposal was previously submitted to the Company’s shareholders, as Proposal Nos. 4A and 4B, at the 2026 Annual Meeting. Although the proposal received the affirmative vote of a substantial majority of the votes cast at that meeting, it did not receive the affirmative vote of not less than two-thirds of all shares then outstanding and entitled to vote, as required for the domestication under Massachusetts law or the affirmative vote of not less than two-thirds of the votes properly cast by the holders of the Company required for a special resolution under Cayman Islands law. See the section titled “Proposal Nos. 1 and 2: The Redomestication Proposal” for additional information regarding the prior vote and the Board’s reasons for re-submitting the Redomestication Proposal.

Under the Massachusetts Bylaws, only the business set forth in the accompanying Notice of Special Meeting of Shareholders may be transacted at the Special Meeting.

Recommendation of the Board of Directors

•

The Board has determined and believes that it is fair to, in the best interests of, and advisable to, the Company and its shareholders to approve (A) the redomestication of the Company from the Commonwealth of Massachusetts to the Cayman Islands by domestication and (B)(i) the redomestication of the Company from the Commonwealth of Massachusetts to the Cayman Islands by way of continuation and (ii) the adoption of the Cayman Articles, as described in this proxy statement. The Board recommends that the Company’s shareholders vote “FOR” the Domestication Proposal and “FOR” the Continuation and Cayman Articles Proposal as described in this proxy statement.

•

The Board has determined and believes that adjourning the Special Meeting, if necessary, to solicit additional proxies if there is not a sufficient number of votes in favor of the Domestication Proposal and the Continuation and Cayman Articles Proposal is fair to, in the best interests of, and advisable to, the Company and its shareholders and has approved and adopted the proposal. The Board recommends that the Company’s shareholders vote “FOR” the Adjournment Proposal as described in this proxy statement.

Record Date and Voting Power

Only holders of record of the Company’s common stock, no par value, at the close of business on the Record Date of [●], 2026 are entitled to notice of, and to vote at, the Special Meeting. At the close of business on the Record Date, there were [●] registered holders of record of common stock and there were [●] shares of common stock issued and outstanding. Each share of common stock entitles the holder thereof to one vote on each matter submitted for shareholder approval.

Voting and Revocation of Proxies

The proxy accompanying this proxy statement is solicited on behalf of the Board for use at the Special Meeting.

If, as of the Record Date, your shares were registered directly in your name with the transfer agent for the common stock, Computershare Trust Company, N.A., then you are a shareholder of record. As a shareholder of record, you may vote at the Special Meeting or vote by proxy. Whether or not you plan to attend the Special Meeting, we urge you to vote by proxy over the telephone or on the Internet as instructed below or return the proxy card we may mail to you to ensure your vote is counted.

The procedures for voting are as follows:

If you are a shareholder of record, you may vote at the Special Meeting. Alternatively, you may vote by proxy by using the accompanying proxy card, over the Internet or by telephone. Whether or not you plan to attend the Special Meeting, the Company encourages you to vote by proxy to ensure your vote is counted. Even if you have submitted a proxy before the Special Meeting, you may still attend the Special Meeting and vote. In such case, your previously submitted proxy will be disregarded.

•

To vote using the proxy card, simply complete, sign and date the proxy card that you may request or that we may elect to deliver at a later time and return it promptly in the envelope provided. If you return your signed proxy card to the Company before the Special Meeting, we will vote your shares as you direct.

•	You can vote by proxy over the telephone by calling the toll-free number found on the proxy card. Votes submitted by telephone must be received by [11:59 p.m.] Eastern Time on [November 12], 2026.

•

You can vote by proxy over the Internet by following the instructions provided on the proxy card. Votes submitted over the Internet must be received by [11:59 p.m.] Eastern Time on [November 12], 2026.

•	You can vote online during the Special Meeting by visiting [www.proxydocs.com/KRSA] and using the 12-digit control number included on your proxy card.

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a voting instruction card and voting instructions with these proxy materials from that organization rather than from the Company. Simply complete and mail the voting instruction card to ensure that your vote is counted. To vote at the Special Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact your broker, bank or other agent to request a proxy form.

The Company provides Internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

If you are a beneficial owner of shares held in street name and you do not instruct your broker, bank or other agent how to vote your shares, your broker, bank or other agent will only be able to vote your shares with respect to proposals considered to be “routine.” Your broker, bank or other agent is not entitled to vote your shares with respect to “non-routine” proposals. Each of the proposals to be presented at the Special Meeting, including the Domestication Proposal, the Continuation and Cayman Articles Proposal and the Adjournment Proposal, is expected to be considered non-routine. Accordingly, if you hold your shares in street name and do not provide voting instructions to your broker, bank or other agent, your shares will not be voted on any proposal at the Special Meeting and will not be counted as present for purposes of determining the presence of a quorum, and the Company does not expect there to be any broker non-votes at the Special Meeting. Because approval of the Domestication Proposal requires the affirmative vote of not less than two-thirds of the shares entitled to vote on the proposal, a failure to instruct your broker, bank or other agent how to vote will have the same effect as a vote “AGAINST” the Domestication Proposal. As a result, the Company urges you to direct your broker, bank or other agent how to vote your shares on all proposals to ensure that your vote is counted.

All properly executed proxies that are not revoked will be voted at the Special Meeting and at any adjournments or postponements of the Special Meeting in accordance with the instructions contained in the proxy. If a holder of common stock executes and returns a proxy and does not specify otherwise, the shares represented by that proxy will be voted “FOR” each of the proposals in accordance with the recommendation of the Board.

Revocation of Proxies

If you are a shareholder of record, you may revoke your proxy at any time before it is voted at the Special Meeting in any one of the following ways:

•	You may submit another properly completed proxy card with a later date;

•	You may submit a later-dated proxy by telephone or over the Internet before [11:59 p.m.] Eastern Time on [November 12], 2026;

•

You may deliver a written notice that you are revoking your proxy to the Company’s Corporate Secretary at the Company’s principal executive offices at 203 Crescent Street, Bldgs. #3/3A/4, Suite 503, Waltham, MA 02453; or

•	You may attend the Special Meeting online and vote during the meeting. Simply attending the Special Meeting will not, by itself, revoke your proxy.

Your most recently submitted proxy is the one that will be counted. If your shares are held in street name by your broker, bank or other agent, you should follow the instructions provided by your broker, bank or other agent to revoke or change your voting instructions.

Required Vote

The presence at the Special Meeting of the holders of a majority of the shares of common stock outstanding and entitled to vote at the Special Meeting is necessary to constitute a quorum at the meeting. Shares are counted as present at the Special Meeting if a shareholder attends the Special Meeting online or is represented at the Special Meeting by proxy. Abstentions will be counted towards the presence of a quorum. Because the Company does not expect any broker non-votes at the Special Meeting, as described above, shares held in street name for which no voting instructions have been received are not expected to be counted towards the presence of a quorum.

The votes required to approve the proposals are as follows:

•

The affirmative vote of not less than two-thirds of the shares entitled to vote on the subject matter at the Special Meeting, assuming a quorum is present, is required for approval of the Domestication Proposal (Proposal No. 1). Because this standard is measured against all shares of common stock outstanding and entitled to vote as of the Record Date, and not merely the votes cast at the Special Meeting, the affirmative vote of at least [●] shares of common stock, representing two-thirds of the [●] shares outstanding and entitled to vote as of the Record Date, is required to approve Proposal No. 1.

•

The affirmative vote of not less than two-thirds of the votes properly cast by the holders of common stock in person or represented by proxy at the Special Meeting, assuming a quorum is present, is required for approval of the Continuation and Cayman Articles Proposal (Proposal No. 2).

•	The number of affirmative votes exceeding the number of votes opposing the matter, assuming a quorum is present, is required for the approval of the Adjournment Proposal (Proposal No. 3).

Votes will be counted by the inspector of election appointed for the Special Meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes, if any, as applicable to each proposal.

Abstentions will be counted towards the vote totals for each proposal and will have the same effect as a vote “AGAINST” Proposal No. 1. Because Proposal No. 2 requires the affirmative vote of not less than two-thirds of the votes properly cast, and Proposal No. 3 requires that the affirmative votes exceed the opposing votes, abstentions are not counted as votes cast and will have no effect on the outcome of Proposal No. 2 or Proposal No. 3. Broker non-votes, if any, will have the same effect as a vote “AGAINST” Proposal No. 1 and will have no effect on Proposal No. 2 or Proposal No. 3. If you are a shareholder of record and you do not vote by proxy or at the Special Meeting, your shares will not be voted, will not be counted towards the presence of a quorum, will have the same effect as a vote “AGAINST” Proposal No. 1 and will have no effect on Proposal No. 2 or Proposal No. 3.

The following table summarizes the vote required for each proposal and the effects of abstentions, broker non-votes and failures to vote:

PROPOSAL	VOTE REQUIRED	EFFECT OF ABSTENTIONS	EFFECT OF BROKER NON-VOTES (IF ANY) AND FAILURES TO VOTE

No. 1: Domestication Proposal	Not less than two-thirds of the shares entitled to vote on the subject matter	Same effect as a vote “AGAINST”	Same effect as a vote “AGAINST”

No. 2: Continuation and Cayman Articles Proposal	Not less than two-thirds of the votes properly cast	No effect (not counted as votes cast)	No effect (not counted as votes cast)

No. 3: Adjournment Proposal	Affirmative votes exceeding opposing votes	No effect (not counted as votes cast)	No effect (not counted as votes cast)

The Redomestication will not be effected unless both Proposal No. 1 and Proposal No. 2 are approved by the requisite votes described above. Therefore, if either Proposal No. 1 or Proposal No. 2 is not approved, the Redomestication will not be effected, even if the other proposal is approved by the Company’s shareholders.

Adjournment and Postponement

If there are insufficient votes at the time of the Special Meeting to approve Proposal No. 1 and Proposal No. 2, the chairman of the Special Meeting may adjourn the Special Meeting, or the Company may ask its shareholders to approve the Adjournment Proposal, in order to permit the further solicitation of proxies. In addition, the proxy card confers discretionary authority on the persons named as proxies to vote the shares represented thereby in favor of any adjournment or postponement of the Special Meeting.

If the Special Meeting is adjourned, the Company is not required to give notice of the time and place of the adjourned meeting if they are announced at the Special Meeting, unless a new record date is or must be fixed for the adjourned meeting in accordance with the Company’s bylaws and applicable law. At any adjourned meeting at which a quorum is present, any business may be transacted that might have been transacted at the Special Meeting as originally convened. All proxies that have been properly submitted and not revoked will continue to be voted at any adjournment or postponement of the Special Meeting.

Solicitation of Proxies

In addition to solicitation by mail, the directors, officers, employees and agents of the Company may solicit proxies from the Company’s shareholders by personal interview, telephone, email, fax or otherwise. Directors, officers and employees of the Company will not receive any additional compensation for these solicitation activities. The Company will bear the costs of printing, filing and mailing this proxy statement and the accompanying proxy card. Arrangements will also be made with brokerage firms and other custodians, nominees and fiduciaries who are record holders of common stock for the forwarding of solicitation materials to the beneficial owners of common stock. The Company will reimburse these brokers, custodians, nominees and fiduciaries for the reasonable out-of-pocket expenses they incur in connection with the forwarding of solicitation materials.

The Company may engage a proxy solicitation firm to assist in the solicitation of proxies for the Special Meeting. If the Company engages such a firm, it estimates that the firm’s fees would be up to $[●], plus reimbursement of out-of-pocket expenses, all of which would be paid by the Company. The actual costs of any such engagement may be higher or lower than this estimate.

No Appraisal or Dissenters’ Rights

Holders of common stock are not entitled to appraisal rights, dissenters’ rights or similar rights of an objecting shareholder under Massachusetts law with respect to the Redomestication or the other matters to be voted on at the Special Meeting. See the section titled “Proposal Nos. 1 and 2: The Redomestication Proposal” under the heading “Appraisal Rights” for additional information.

Voting Results

Preliminary voting results will be announced at the Special Meeting. Final voting results will be reported in a Current Report on Form 8-K that the Company expects to file with the SEC within four business days after the Special Meeting. If the Special Meeting is adjourned, the Company expects to file a Current Report on Form 8-K reporting the final voting results within four business days after the date on which the adjourned meeting concludes.

PROPOSAL NOS. 1 AND 2: THE REDOMESTICATION PROPOSAL

General

At the Special Meeting, the Company’s shareholders will be asked to approve (i) pursuant to the MBCA, the domestication of the Company from a corporation organized under the laws of the Commonwealth of Massachusetts (the “Massachusetts Corporation”) to an exempted company incorporated under the laws of the Cayman Islands (the “Cayman Company”) and to adopt resolutions approving the domestication (the “Redomestication Resolutions”), attached as Annex E to this proxy statement (Proposal No. 1, the “Domestication Proposal”), and (ii) pursuant to the Companies Act, the transfer by way of continuation of the Company from the Massachusetts Corporation to the Cayman Company and to adopt the Redomestication Resolutions and, as a special resolution, the Cayman Articles (Proposal No. 2, the “Continuation and Cayman Articles Proposal”), each as more fully described in this section. The proposed domestication of the Massachusetts Corporation to a Cayman Company pursuant to Proposal Nos. 1 and 2 is referred to in this proxy statement as the “Redomestication,” and Proposal Nos. 1 and 2 are referred to together as the “Redomestication Proposal.”

Background

On April 1, 2026, Cyclerion entered into the Merger Agreement with Legacy Korsana, First Merger Sub and Second Merger Sub. On September 8, 2026, upon the terms and subject to the conditions of the Merger Agreement, First Merger Sub merged with and into Legacy Korsana, with Legacy Korsana continuing as a wholly owned subsidiary of the Company and the surviving corporation of the merger, and Legacy Korsana then merged with and into Second Merger Sub, with Second Merger Sub being the surviving entity. In connection with the closing of the Merger, the Company changed its name to “Korsana Biosciences, Inc.,” Second Merger Sub changed its name to “Korsana Biosciences Operating Company, LLC,” and a private placement financing of the Company’s securities closed concurrently with the Merger. Immediately prior to the closing of the Merger, the Company effected a 1-for-7 reverse stock split of its issued and outstanding common stock. The Company’s common stock commenced trading on the Nasdaq Capital Market on a split-adjusted, post-Merger basis under the name “Korsana Biosciences, Inc.” and the ticker symbol “KRSA” at the open of trading on September 9, 2026.

At the 2026 Annual Meeting, the Company’s shareholders were asked to approve the Redomestication as Proposal No. 4 in the proxy materials for the 2026 Annual Meeting, comprising Proposal No. 4A, relating to the domestication of the Company from the Commonwealth of Massachusetts to the Cayman Islands pursuant to the MBCA, and Proposal No. 4B, relating to the transfer by way of continuation pursuant to the Companies Act and the adoption, as a special resolution, of the memorandum and articles of association of the Company. Approval of the Redomestication was not a condition to the completion of the Merger.

As of July 17, 2026, the record date for the 2026 Annual Meeting, 4,681,351 shares of the Company’s common stock were outstanding and entitled to vote, and 3,896,779 shares were represented in person or by proxy at the 2026 Annual Meeting, which number constituted a quorum. Approval of Proposal No. 4A required the affirmative vote of not less than two-thirds of the shares entitled to vote on the proposal, and approval of Proposal No. 4B required the affirmative vote of not less than two-thirds of the votes properly cast. Although the redomestication proposal received the affirmative vote of approximately 61.8% of the votes cast, the “FOR” votes represented only approximately 44.8% of the shares of common stock then outstanding and entitled to vote, which was less than the two-thirds of the shares entitled to vote required for approval of Proposal No. 4A under the applicable Massachusetts voting standard. The proposal also failed to receive the requisite two-thirds majority of votes properly cast required for Proposal No. 4B to be approved as a special resolution under Cayman Islands law. Accordingly, the redomestication proposal was not approved, the Redomestication was not effected, and the Company remained a Massachusetts corporation following the completion of the Merger.

Following the 2026 Annual Meeting and the closing of the Merger, the Board considered the outcome of the vote on the redomestication proposal, including the fact that the proposal received the support of a substantial majority of the votes cast at the 2026 Annual Meeting but, as a result of overall shareholder turnout, fell short of the required two-thirds of all shares then outstanding and entitled to vote. The Board continues to believe that the Redomestication is advisable and in the best interests of the Company and its shareholders, for the reasons described below under “Reasons for the Redomestication.” On [●], 2026, the Board approved the resubmission of the Redomestication to the Company’s shareholders and directed that the Redomestication Resolutions, the Plan of Domestication and the Cayman Articles be submitted to the Company’s shareholders for approval at the Special Meeting.

Because approval of Proposal No. 1 requires the affirmative vote of not less than two-thirds of all shares entitled to vote on the proposal, and not merely two-thirds of the votes cast, every share that is not voted at the Special Meeting will have the same effect as a vote “AGAINST” Proposal No. 1. The Board therefore urges all shareholders to submit a proxy or voting instructions as promptly as possible, whether or not they plan to attend the Special Meeting.

Principal Terms of the Redomestication

If the Redomestication is approved by the Company’s shareholders, the Redomestication will be effected by the Company through a domestication pursuant to Section 9.20 of the MBCA, and the Cayman Company will continue its existence as an exempted company limited by shares under the Companies Act, as set forth in the Plan of Domestication, included as Annex A to this proxy statement. Approval of the Redomestication Proposal will constitute approval of the Plan of Domestication.

Through the adoption of the Plan of Domestication, upon the effectuation of the Redomestication:

•	The Company will continue its existence as a Cayman Islands exempted company and will continue to operate its business under the name “Korsana Biosciences, Inc.”

•

The internal affairs of the Company will cease to be governed by Massachusetts law and will instead be governed by Cayman Islands law (including but not limited to the Companies Act). See “Effects of the Redomestication — Comparison of Shareholder Rights under Massachusetts Law and Cayman Islands Law” below.

•

The Company will cease to be governed by the Massachusetts Articles and the Massachusetts Bylaws and will instead be governed by the Cayman Articles, the form of which is included as Annex B to this proxy statement. See “Effects of the Redomestication — Comparison of Rights of Holders of the Massachusetts Corporation Capital Stock and the Cayman Company Share Capital” below.

•

The Redomestication will not result in any change in the Company’s business, management, obligations, assets, or liabilities (other than as a result of the transaction costs related to the Redomestication).

•

The Company will continue to be treated as a U.S. corporation for all purposes under the Code. See “Material U.S. Federal Income Tax Considerations of the Redomestication — U.S. Tax Status of the Cayman Company after the Redomestication” below.

•	Each outstanding share of common stock of the Massachusetts Corporation will be automatically converted into one Cayman Share.

•

Each outstanding share of any series of the preferred stock of the Massachusetts Corporation will be automatically converted into one share of the corresponding series of the preferred shares of the Cayman Company.

•	Shareholders of the Company will not be required to exchange their existing stock certificates (if any) for new share certificates.

•

Each outstanding option or right to acquire shares of common stock of the Massachusetts Corporation will continue in existence in the form of and will automatically become an option or right to acquire an equal number of Cayman Shares under the same terms and conditions.

•

Each outstanding warrant to purchase shares of common stock of the Massachusetts Corporation, including each pre-funded warrant issued in connection with the private placement financing that closed concurrently with the Merger, will continue in existence and will automatically become a warrant to purchase an equal number of Cayman Shares under the same terms and conditions.

The CVRs issued to the Company’s pre-Merger shareholders pursuant to the CVR Agreement are contractual obligations of the Company and will not be affected by the Redomestication. Following the Redomestication, the CVR Agreement will remain an obligation of the Company as the same continuing entity, and the Redomestication will not result in any change to the terms of the CVRs or the rights of the holders of CVRs under the CVR Agreement.

The Cayman Shares resulting from the Redomestication will continue to be traded on Nasdaq under the symbol “KRSA.” The Redomestication is not expected to cause any interruption in the trading of such Cayman Shares.

If the Company’s shareholders approve the Redomestication, the Company anticipates that the Redomestication will become effective as soon as practicable following the Special Meeting.

The Redomestication is conditioned on the approval of both Proposal No. 1 and Proposal No. 2. If either Proposal No. 1 or Proposal No. 2 is not approved by the requisite vote of the Company’s shareholders, the Redomestication will not be effected, even if the other proposal is approved. The Redomestication is not conditioned on the approval of Proposal No. 3.

The Redomestication may be delayed by the Board, or the Plan of Domestication may be terminated and abandoned by action of the Board, at any time prior to the Redomestication Effective Time, whether before or after the approval by the Company’s shareholders, if the Board determines for any reason that such delay or abandonment would be in the best interests of the Company and its shareholders. In addition, the Company may face legal challenges to the Redomestication, including, among others, shareholder challenges under Massachusetts law, seeking to delay or prevent the Redomestication.

Reasons for the Redomestication

The Board believes that there are several reasons the Redomestication is in the best interests of the Company and its shareholders. In particular, the Board believes that the Redomestication will allow the Company to take advantage of certain provisions of the corporate laws of the Cayman Islands.

The Redomestication will potentially reduce the risk of opportunistic and frivolous shareholder demands and litigation for the Company and its directors and officers, which may allow the Company’s directors and officers to focus on the Company’s business and save it the cost of such demands and litigation. The frequency and cost of claims directed towards directors and officers of Massachusetts corporations increases the risk facing directors and officers of public companies in exercising their duties. If the Company were to be targeted by opportunistic and frivolous shareholder demands or lawsuits, the costs or other consequences of responding to or defending such claims could potentially be borne by the Company’s shareholders through, among other things, indemnification obligations, distraction to the Company’s management and employees, and increased insurance premiums. The Board expects fewer opportunistic and frivolous books and records inspection demands under Cayman Islands law as shareholders generally do not have statutory rights to inspect or obtain copies of the register of shareholders or other corporate records under the Companies Act.

The Redomestication will potentially provide the Company’s directors and officers with greater protection, which may help the Company attract and retain highly qualified management personnel. Massachusetts law generally authorizes a corporation to adopt provisions eliminating or limiting the personal liability of directors or officers to the corporation for monetary damages for breach of fiduciary duty, except for liability for any breach of the director’s duty of loyalty to the corporation or its shareholders, acts or omissions not in good faith or involving intentional misconduct or knowing violations of law or any improper distributions to shareholders under the MBCA, or any transaction from which the director derived any improper personal benefit.

In most cases, under Cayman Islands law, the Cayman Company will be the proper plaintiff in any claim based on a breach of duty owed to it, and a claim against (for example) the Cayman Company’s directors or officers usually may not be brought by a shareholder. In principle, a shareholder does not have a direct right of action against directors of the Cayman Company. However, based on Cayman Islands authorities and English authorities (which will be of persuasive authority in the Cayman Islands), there are exceptions to the foregoing principle such that a shareholder may be entitled to bring a derivative action on behalf of the Cayman Company, but only in limited circumstances, including but not limited to: the Cayman Company acts or proposes to act illegally or ultra vires; the act complained of (although not ultra vires) could be effected if duly authorized by a special resolution that has not been obtained; and those who control the Cayman Company are perpetuating a “fraud on the minority”. A shareholder may have a direct right of action against the Cayman Company where the individual rights of that shareholder have been or will be infringed. Derivative actions have been brought in the Cayman Islands courts, and the Cayman Islands courts have confirmed the availability for such actions.

In addition, Cayman Islands law does not specifically restrict a Cayman Islands exempted company from exculpating its directors or officers from liability for negligence or a breach of duty, except to the extent any such provision may be held by the Cayman Islands courts to be contrary to public policy, such as to limit liability against willful default, willful neglect, actual fraud, or the consequences of committing a crime. In light of the above, the Redomestication is expected to limit the circumstances in which direct claims may be brought by shareholders against the directors and officers of the Cayman Company as a matter of Cayman Islands law. There is currently no known pending claim or litigation against any of the Company’s directors or officers for breach of fiduciary duty related to their service as directors or officers of the Company.

The Redomestication could also potentially provide the Company with greater flexibility to consider and engage in certain types of corporate transactions that might provide shareholders with an opportunity to realize greater value for their shares in the Company that the Board determines to be in the best interests of the Company. Under Part I, Title XV, Chapter 110F of the Massachusetts General Laws, a business combination between a corporation and an interested shareholder is prohibited unless it satisfies certain conditions, one or more of which may be impractical in certain instances.

Cayman Islands law does not provide a list of statutory facts that directors and officers may consider in making takeover decisions or decisions in relation to corporate transactions. Under Cayman Islands law, in making decisions, directors are required to comply with their fiduciary duties to the company, including duties of loyalty, honesty, fidelity, good faith and acting in the best interests of the company. Directors must also act with skill, care and diligence with a standard measured against both objective and subjective tests.

As a result, the Redomestication may allow the Company to accomplish certain types of transactions with a reduced risk of litigation or a court overturning the business decisions of the Board, to the detriment of the Company and its shareholders.

No such transactions potentially implicating the fairness standard under Massachusetts law are currently being discussed or considered by the Board. Consequently, the Redomestication is not being proposed to prevent a change in control, or as a response to any present attempt known to the Board to acquire control of the Company or obtain representation on the Board.

In determining to resubmit the Redomestication to shareholders at the Special Meeting, the Board also considered the results of the vote at the 2026 Annual Meeting, at which the redomestication proposal received the affirmative vote of a substantial majority of the votes cast but, as a result of overall shareholder turnout, fell short of the required two-thirds of the shares then outstanding and entitled to vote. The Board continues to believe that the considerations described above support the Redomestication and that resubmitting the Redomestication to the Company’s shareholders following the completion of the Merger is advisable and in the best interests of the Company and its shareholders.

Certain Risks Associated with the Redomestication

There can be no assurance that the Redomestication will result in all or any of the benefits described in this proxy statement, including the benefits of or resulting from the transfer by way of continuation of the Company into the Cayman Islands or the application of Cayman Islands law to the internal affairs of the Company. In deciding whether to vote in favor of the Redomestication Proposal, you should carefully consider the following risk factors relating to the Redomestication, together with the other information contained in this proxy statement and its annexes, including the matters addressed in the section titled “Cautionary Note Regarding Forward-Looking Statements.” Additional risks and uncertainties not presently known to the Company, or that the Company currently believes are immaterial, could also adversely affect the Redomestication or the Company.

Currently, the Company is governed by Massachusetts law, the Massachusetts Articles and the Massachusetts Bylaws, but upon effectiveness of the Redomestication the Company will be governed by Cayman Islands law and the Cayman Articles, provisions of which have anti-takeover implications.

Upon effectiveness of the Redomestication, the Company’s organizational documents will change and the Company and its organizational documents will be governed by Cayman Islands law rather than Massachusetts law. Provisions that will be included in the Cayman Articles may discourage, delay, or prevent a merger, acquisition, or other change in control of the Company that shareholders may consider favorable, including transactions in which its ordinary shareholders might otherwise receive a premium price for their ordinary shares. These provisions could also limit the price that investors might be willing to pay in the future for the Company’s ordinary shares, thereby depressing the market price of its ordinary shares. In addition, because the Board will be responsible for appointing the members of the Company’s management team, these provisions may frustrate or prevent any attempts by the Company’s shareholders to replace or remove its current management by making it more difficult for shareholders to replace members of the Board. Among other things, these provisions will:

•	introduce the use of a classified board of directors such that not all members of the Board are elected at one time;

•	allow the authorized number of the Company directors to be changed only by resolution of its board of directors, subject to the terms of the Cayman Series B Certificate of Designation;

•	limit the manner in which shareholders can remove directors from the Board;

•	provide for advance notice requirements for nominations for election to the Board or for proposing matters that can be acted on at shareholder meetings;

•	limit who may call a general meeting of shareholders;

•

authorize the Board to issue preferred shares without shareholder approval, which could be used to institute a “poison pill” that would work to dilute the share ownership of a potential hostile acquirer, effectively preventing acquisitions that have not been approved by the Board; and

•

require a special resolution passed by the affirmative vote of not less than two-thirds of the votes cast at a general meeting of the Company will be required to amend provisions of the Cayman Articles.

In addition, upon effectiveness of the Redomestication, the Cayman Series B Certificate of Designation relating to the Cayman Series B Preferred Shares may delay or prevent a change in control of the Company. At any time while at least 30% of the originally issued Cayman Series B Preferred Shares remain issued and outstanding, the Company may not, without the affirmative vote of the holders of a majority of the then outstanding shares of the Cayman Series B Preferred Shares, (i) consummate (x) any Fundamental Transaction (as defined in the Cayman

Series B Certificate of Designation) or (y) any merger or consolidation of the Company with or into another entity or any share sale to, or other business combination in which the Company shareholders immediately before such transaction do not hold at least a majority of the shares in the capital of the Company immediately after such transaction, (ii) increase the size of the Board, (iii) adopt, amend or repeal any written delegation of authority policy, corporate authority matrix or similar document, framework or schedule unless such adoption, amendment or repeal has been approved by the unanimous vote of the Board, or (iv) retain or replace the Company’s registered independent public accounting firm, independent compensation consultant or corporate counsel. This provision of the Cayman Series B Certificate of Designation may make it more difficult for the Company to enter into any of the aforementioned transactions, even potential change of control transactions that could offer a premium over the market value of the Company to the ordinary shareholders, as it would require the separate consent of the majority of the issued and outstanding Cayman Series B Preferred Shares.

Because the Cayman Articles designate the courts of the Cayman Islands as the sole and exclusive forum for certain types of actions and proceedings that may be initiated by the Company’s shareholders, this could limit your ability to obtain a favorable judicial forum for disputes with the Company or its directors, officers, or other employees.

The Cayman Articles will provide that unless the Company consents in writing to the selection of an alternative forum, the courts of the Cayman Islands shall have exclusive jurisdiction over any claim or dispute arising out of or in connection with the Cayman Articles or otherwise related in any way to each shareholder’s shareholding in the Company, including but not limited to (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim of breach of any fiduciary or other duty owed by any of the Company’s current or former director, officer or other employee to the Company or its shareholders, (iii) any action asserting a claim arising pursuant to any provision of the Companies Act or the Cayman Articles, or (iv) any action asserting a claim against the Company concerning its internal affairs. The forum selection provision in Cayman Articles will not apply to actions or suits brought to enforce any liability or duty created by the Securities Act, Exchange Act, or any claim for which the federal district courts of the United States of America are, as a matter of the laws of the United States of America, the sole and exclusive forum for determination of such a claim. The Cayman Articles will also provide that, without prejudice to any other rights or remedies that the Company may have, each of the Company’s shareholders acknowledges that damages alone would not be an adequate remedy for any breach of the selection of the courts of the Cayman Islands as exclusive forum and that accordingly the Cayman Company shall be entitled, without proof of special damages, to the remedies of injunction, specific performance or other equitable relief for any threatened or actual breach of the selection of the courts of the Cayman Islands as exclusive forum. This choice of forum provision may increase a shareholder’s cost and limit the shareholder’s ability to bring a claim in a judicial forum that it finds favorable for disputes with the Company or its directors, officers, or other employees, which may discourage lawsuits against the Company and its directors, officers, and other employees. Any person or entity purchasing or otherwise acquiring any of the Company’s shares or other securities, whether by transfer, sale, operation of law or otherwise, shall be deemed to have notice of and have irrevocably agreed and consented to these provisions. There is uncertainty as to whether a court would enforce such provisions, and the enforceability of similar choice of forum provisions in other companies’ memorandum and articles of association or other charter documents has been challenged in legal proceedings. It is possible that a court could find this type of provisions to be inapplicable or unenforceable, and if a court were to find this provision in the Cayman Articles to be inapplicable or unenforceable in an action, the Company may incur additional costs associated with resolving the dispute in other jurisdictions, which could have adverse effect on the Company’s business and financial performance.

Effects of the Redomestication

The Redomestication will effect a change in the legal domicile of the Company and other changes, the most significant of which are described below. Following the Redomestication, the Company will be governed by the Companies Act instead of the MBCA, and the Company will be governed by the Cayman Articles. Approval of Proposal Nos. 1 and 2 will constitute the approval and adoption of the Cayman Articles. The Massachusetts

Articles and the Massachusetts Bylaws will no longer be applicable following completion of the Redomestication.

The summaries below do not purport to be complete and are subject to, and qualified in their entirety by reference to, the Companies Act, the Cayman Articles, the MBCA, the Massachusetts Articles and the Massachusetts Bylaws, which you should carefully read, together with this entire proxy statement and the other referenced documents, for a more complete understanding of the differences between being a shareholder of the Massachusetts Corporation before the Redomestication and being a shareholder of the Cayman Company following the completion of the Redomestication. Copies of the form of the Cayman Articles, the form of the Cayman Series A Certificate of Designation and the form of the Cayman Series B Certificate of Designation are included as Annex B, Annex C and Annex D, respectively, to this proxy statement. The Massachusetts Articles, including the articles of amendment establishing the Massachusetts Series A Preferred Stock and the Massachusetts Series B Preferred Stock (each, as defined below) and the articles of amendment effecting the increase in the number of authorized shares of the Company’s common stock to 700,000,000 shares and the 1-for-7 reverse stock split, each of which has been filed with the Secretary of the Commonwealth of Massachusetts and is in effect, and the Massachusetts Bylaws have been filed by the Company with the SEC and are available as described under “Where You Can Find More Information.”

Comparison of Rights of Holders of the Massachusetts Corporation Capital Stock and the Cayman Company Share Capital

The Cayman Articles differ in many respects from the Massachusetts Articles and the Massachusetts Bylaws. The differences between the rights of shareholders of the Massachusetts Corporation under the Massachusetts Articles and the Massachusetts Bylaws and their rights as shareholders of the Cayman Company immediately after the Redomestication under the Cayman Articles are summarized below. The following summary reflects the Massachusetts Articles and the Massachusetts Bylaws as in effect on the date of this proxy statement, including the articles of amendment effecting the increase in the number of authorized shares of common stock, the articles of amendment effecting the 1-for-7 reverse stock split of the common stock and the articles of amendment designating the Massachusetts Series A Preferred Stock and the Massachusetts Series B Preferred Stock, in each case as filed with the Secretary of the Commonwealth. The summary below is not intended to be relied upon as an exhaustive list of all differences or a complete description of the differences between the MBCA, the Massachusetts Articles and the Massachusetts Bylaws, on the one hand, and the Cayman Articles, the Companies Act and the common law of the Cayman Islands, on the other hand. The summary below is qualified in its entirety by reference to the actual text of the MBCA, the Massachusetts Articles, the Massachusetts Bylaws, the Cayman Articles and the Companies Act.

	MASSACHUSETTS CORPORATION	CAYMAN COMPANY

Organizational Documents	The rights of Massachusetts Corporation shareholders are governed by the Massachusetts Articles, the Massachusetts Bylaws and the MBCA.	The rights of Cayman Company shareholders will be governed by the Cayman Articles, the Companies Act and the common law of the Cayman Islands.

Authorized Capital Stock	The Massachusetts Corporation is authorized to issue two classes of capital stock which are designated, respectively, “common stock” and “preferred stock.” The total number of shares that the Massachusetts Corporation is authorized to issue is 800,000,000, of which 700,000,000 shares are	The authorized share capital of the Cayman Company under the Cayman Articles is US$80,000 divided into 700,000,000 “ordinary shares,” having a par value of US$0.0001 per share, and 100,000,000 “preferred shares,” having a par value of US$0.0001 per share. The Cayman Company

	MASSACHUSETTS CORPORATION	CAYMAN COMPANY
	common stock, each having no par value per share, and 100,000,000 shares are preferred stock, each having no par value per share. The preferred stock may be issued from time to time in one or more series. The number of authorized shares of Massachusetts Corporation preferred stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of the stock of the Massachusetts Corporation entitled to vote thereon, without a separate vote of the holders of the preferred stock, or of any series thereof, unless a vote of any such holders is required pursuant to the terms of any certificate of designation filed with respect to any series of preferred stock.	may increase its authorized share capital through an ordinary resolution passed by the affirmative vote of a simple majority of the votes cast at a general meeting (an “ordinary resolution”).

Common Stock	The Massachusetts Corporation’s authorized common stock consists of 700,000,000 shares of common stock, no par value per share. Each holder of a share of Massachusetts Corporation common stock is entitled to one vote for each such share held of record on the applicable record date on each matter properly submitted to the shareholders for their vote.	The Cayman Company’s authorized Cayman Shares will consist of 700,000,000 Cayman Shares, par value US$0.0001 per share. Each holder of Cayman Shares will carry the right to receive notice of, to attend and to vote at any Cayman Company general meeting.

Preferred Stock	Massachusetts Corporation preferred stock consists of 100,000,000 shares of preferred stock, each having no par value per share. The voting rights of preferred shareholders can vary depending on the series of preferred stock issued. The Massachusetts Corporation’s board of directors (the “Massachusetts Corporation Board”) is authorized to determine the voting powers, full or limited, or no voting powers for each series of preferred stock. 500,000	The Cayman Company’s authorized preferred shares will consist of 100,000,000 preferred shares, par value US$0.0001 per share. The Cayman Articles will provide that, whenever the capital of the Cayman Company is divided into different classes (and as otherwise determined by the board of directors), the rights attached to any such class may, subject to any rights or restrictions for the time being attached to any class, only be materially adversely varied or abrogated with the

MASSACHUSETTS CORPORATION	CAYMAN COMPANY
shares of Massachusetts Corporation preferred stock are designated as Series A Convertible Preferred Stock (“Massachusetts Series A Preferred Stock”) pursuant to articles of amendment to the Massachusetts Articles (the “Massachusetts Series A Articles of Amendment”). Holders of Massachusetts Series A Preferred Stock are not entitled to vote at any meetings of Massachusetts Corporation shareholders. Each share of Massachusetts Series A Preferred Stock is convertible into one share of Massachusetts Corporation common stock. In connection with the closing of the Merger, the Massachusetts Corporation Board designated 4,222 shares of undesignated preferred stock as Series B Non-Voting Convertible Preferred Stock (“Massachusetts Series B Preferred Stock”) pursuant to articles of amendment to the Massachusetts Articles filed with the Secretary of the Commonwealth (the “Massachusetts Series B Articles of Amendment”). As of the Record Date, [4,222] shares of Massachusetts Series B Preferred Stock were issued and outstanding. Except as otherwise required by the Massachusetts Series B Articles of Amendment or law, the Massachusetts Series B Preferred Stock does not have voting rights. The Massachusetts Series B Articles of Amendment provides for certain voting rights in relation to the election of directors as discussed under “Structure of Board of Directors; Term of Directors; Election of Directors” below. As long as shares of Massachusetts Series B Preferred Stock are outstanding, the Massachusetts Corporation	consent in writing of the holders of a simple majority of the issued Cayman Shares or preferred shares of the relevant class, or with the sanction of a resolution passed at a separate meeting of the holders of the Cayman Shares or preferred shares of such class by a simple majority of the votes cast at such a meeting. The directors may vary the rights attaching to any class without the consent or approval of shareholders; provided that the rights will not, in the determination of the directors, be materially adversely varied or abrogated by such action. The Cayman Articles will also provide that the rights conferred upon the holders of the Cayman Shares or preferred shares of any class shall not, unless otherwise expressly provided by the terms of issue of the relevant class, be deemed to be materially adversely varied or abrogated by the creation, allotment or issue of Cayman Shares or preferred shares ranking pari passu with them, subsequent to them, with preferred rights (including enhanced voting rights) or the redemption or purchase of any of the relevant class by the Cayman Company. The Cayman Company’s board of directors (the “Cayman Company Board”) will designate 500,000 preferred shares as Series A Non-Voting Convertible Preferred Shares (the “Cayman Series A Preferred Shares”) through a certificate of designation in the form attached as Annex C to this proxy statement (the “Cayman Series A Certificate of Designation”). Except as otherwise provided for in the Cayman Articles, the Cayman Series A Certificate of Designation or at law, a holder of Cayman Series A Preferred Shares will not have voting rights. Upon

MASSACHUSETTS CORPORATION	CAYMAN COMPANY
will not, without the affirmative vote of the holders of a majority of the then outstanding shares of the Massachusetts Series B Preferred Stock, (a) alter or change adversely the powers, preferences or rights given to the Massachusetts Series B Preferred Stock, (b) alter or amend the description of rights of the Massachusetts Series B Preferred Stock set forth in its articles of organization, (c) amend its articles of organization, bylaws or other charter documents in any manner that adversely affects any rights of the holders of Massachusetts Series B Preferred Stock, (d) file any articles of amendment, description of rights, preferences, limitations and relative rights of any series of Massachusetts Corporation preferred stock (as defined in the Massachusetts Series B Articles of Amendment), if such action would adversely alter or change the preferences, rights, privileges or powers of, or restrictions provided for the benefit of, the Massachusetts Series B Preferred Stock, (e) issue further shares of the Massachusetts Series B Preferred Stock or increase or decrease (other than by conversion) the number of authorized shares of Massachusetts Series B Preferred Stock, (f) at any time while at least 30% of the originally issued Massachusetts Series B Preferred Stock remains issued and outstanding, (i) consummate either (A) a Fundamental Transaction (as defined in the Massachusetts Series B Articles of Amendment) or (B) any merger or consolidation of the Massachusetts Corporation or other business combination in which the shareholders of the Massachusetts Corporation immediately before such	the effectiveness of the Redomestication and the Cayman Articles, the Cayman Company Board will designate [4,222] preferred shares as Series B Non-Voting Convertible Preferred Shares (the “Cayman Series B Preferred Shares”) through a certificate of designation in the form attached as Annex D to this proxy statement (the “Cayman Series B Certificate of Designation”). Except as otherwise provided for in the Cayman Articles, the Cayman Series B Certificate of Designation or at law, a holder of Cayman Series B Preferred Shares will not have voting rights other than in relation to the election of directors as discussed under “Structure of Board of Directors; Term of Directors; Election of Directors” below. In addition, as long as any Cayman Series B Preferred Shares are issued and outstanding, the Cayman Company will not, without the affirmative vote of the holders of a simple majority of the then issued and outstanding Cayman Series B Preferred Shares: (a) alter or change adversely the powers, preferences or rights given to the Cayman Series B Preferred Shares, or alter or amend the rights, powers, preferences and other terms of the Cayman Series B Preferred Shares set forth in the Cayman Series B Certificate of Designation, amend or repeal any provision of, or add any provision to, the Cayman Articles and the Cayman Series B Certificate of Designation, or file any articles of amendment, description of rights, preferences, limitations and relative rights of any series of Preferred Shares (as defined in the Cayman Series B Certificate of Designation), if such action would

	MASSACHUSETTS CORPORATION	CAYMAN COMPANY
	transaction do not hold at least a majority of the capital stock of the Massachusetts Corporation immediately after such transaction, (ii) increase the size of the Massachusetts Corporation Board, (iii) adopt, amend or repeal any written delegation of authority policy, corporate authority matrix or similar document, framework or schedule unless approved by the unanimous vote of the Massachusetts Corporation Board, or (iv) retain or replace the Massachusetts Corporation’s registered independent public accounting firm, independent compensation consultant or corporate counsel, or (g) enter into any agreement with respect to any of the foregoing. Each share of Massachusetts Series B Preferred Stock is convertible, at any time and from time to time, at the option of the holder thereof, into 1,000 shares of Massachusetts Corporation common stock, subject to certain limitations, including that a holder of Massachusetts Series B Preferred Stock is prohibited from converting shares of Massachusetts Series B Preferred Stock into shares of Massachusetts Corporation common stock if, as a result of such conversion, such holder, together with its affiliates, would beneficially own more than a specified percentage (initially set at 19.99%) of the total number of shares of Massachusetts Corporation common stock issued and outstanding immediately after giving effect to such conversion.	adversely alter or change the preferences, rights, privileges or powers of, or restrictions provided for the benefit of, the Cayman Series B Preferred Shares, (b) issue further Cayman Series B Preferred Shares or increase or decrease (other than by conversion) the number of authorized Cayman Series B Preferred Shares, (c) at any time while at least 30% of the originally issued Cayman Series B Preferred Shares remains issued and outstanding, (i) consummate either (A) a Fundamental Transaction (as defined in the Cayman Series B Certificate of Designation) or (B) any merger or consolidation of the Cayman Company or other business combination in which the shareholders of the Cayman Company immediately before such transaction do not hold at least a majority of the shares in the capital of the Cayman Company immediately after such transaction, (ii) increase the size of the Cayman Company Board, (iii) adopt, amend or repeal any written delegation of authority policy, corporate authority matrix or similar document, framework or schedule unless approved by the unanimous vote of the Cayman Company Board, or (iv) retain or replace the Cayman Company’s registered independent public accounting firm, independent compensation consultant or corporate counsel, or (d) enter into any agreement with respect to any of the foregoing.

Number and Qualification of Directors	The number of Massachusetts Corporation directors shall be not less than three directors and may be increased or decreased to a size fixed exclusively by vote of a majority of the directors then	The size of the Cayman Company Board will be fixed by the Cayman Company Board and may be increased or decreased at any time by the affirmative vote of a simple majority of the voting

	MASSACHUSETTS CORPORATION	CAYMAN COMPANY
	serving. No decrease in the authorized number of directors constituting the Massachusetts Corporation Board will shorten the term of any incumbent director. Directors need not be shareholders of the Massachusetts Corporation. The Massachusetts Corporation Board currently consists of six members.	power of the Cayman Company Board present, or in accordance with terms set out in the Cayman Articles. No decrease in the authorized number of directors constituting the Cayman Company Board will shorten the term of any incumbent director. Directors need not be shareholders of the Cayman Company. The Cayman Company Board is expected to consist of six members.

Structure of Board of Directors; Term of Directors; Election of Directors	At each annual meeting of shareholders, directors are elected for a term set to expire at the next annual meeting of shareholders. Notwithstanding the foregoing, each director shall serve until his or her successor is duly elected and qualified or until his or her earlier death, resignation, or removal. Except as otherwise provided by statute, the Massachusetts Articles or the Massachusetts Bylaws, when a quorum is present, (i) in the event there are at least as many directorships as nominees, directors shall be elected by a majority of the votes properly cast and entitled to vote generally on the election of directors or (ii) in the event there are more nominees than directorships, directors shall be elected by a plurality of the votes properly cast and entitled to vote generally on the election of directors. At all times when at least 30% of the originally issued Massachusetts Series B Preferred Stock remains issued and outstanding: (i) the holders of Massachusetts Series B Preferred Stock, exclusively and voting together as a separate class on an as-converted to common stock basis, are entitled to elect four directors (“Massachusetts Preferred Directors”); and (ii) the holders of Massachusetts	The Cayman Company Board will be divided into three classes designated as: Class I, Class II, and Class III. The Cayman Company Board will be authorized to assign directors already in office to such classes in accordance with a resolution or resolutions adopted by the Cayman Company Board. At the first annual general meeting of shareholders following the date of adoption of the Cayman Articles, the term of office of the Class I directors shall expire and Class I directors shall be elected for a full term of three years. At the second annual general meeting of shareholders following the date of adoption of the Cayman Articles, the term of office of the Class II directors shall expire and Class II directors shall be elected for a full term of three years. At the third annual general meeting of shareholders following the date of adoption of the Cayman Articles, the term of office of the Class III directors shall expire and Class III directors shall be elected for a full term of three years. At each succeeding annual general meeting of shareholders, directors shall be elected for a full term of three years to succeed the directors of the particular class whose terms expire at such annual general meeting. Notwithstanding

	MASSACHUSETTS CORPORATION	CAYMAN COMPANY
	Corporation common stock and of any other class or series of voting stock (including the Massachusetts Series B Preferred Stock), exclusively and voting together as a single class on an as-converted to common stock basis, are entitled to elect the balance of the total number of directors of the Massachusetts Corporation. Each Massachusetts Preferred Director is entitled to three votes on each matter presented to the Massachusetts Corporation Board.	the foregoing provisions, each director shall serve until his or her successor is duly elected and qualified or until his or her earlier death, resignation, or removal. Any election of directors by shareholders shall be determined by a plurality of the votes properly cast on the election of directors. At all times when at least 30% of the originally issued Cayman Series B Preferred Shares remains issued and outstanding: (i) the holders of record of the Cayman Series B Preferred Shares, exclusively and voting together as a separate class on an as-converted to Cayman Shares basis, shall be entitled to elect four directors (“Cayman Preferred Directors”); and (ii) the holders of the Cayman Shares and of any other class or series of voting shares (including the Cayman Series B Preferred Shares), exclusively and voting together as a single class on an as-converted to Cayman Shares basis, shall be entitled to elect the balance of the total number of directors of the Cayman Company; provided, however, that the Cayman Preferred Directors in office immediately following the Redomestication will be the Massachusetts Preferred Directors in office immediately prior to the Redomestication, who will continue in office by operation of the Plan of Domestication without any appointment by the Cayman Company Board or separate action by the holders of Cayman Series B Preferred Shares. Each Cayman Preferred Director shall be entitled to three votes on each matter presented to the Cayman Company Board.

Removal of Directors	Subject to the rights of the holders of any series of preferred stock, at any special meeting of	Subject to the rights and restrictions of holders of any series of preferred shares to

	MASSACHUSETTS CORPORATION	CAYMAN COMPANY
	Massachusetts Corporation shareholders called at least in part for such purpose, any director may, by the affirmative vote of the holders of at least a majority of the shares entitled to vote for the election of directors, be removed for cause. The Massachusetts Corporation Board may remove any director or directors, for cause, at a meeting of the Massachusetts Corporation Board by vote of a majority of directors then in office. Any Massachusetts Preferred Director may be removed without cause only by the affirmative vote of the holders of a majority of the Massachusetts Series B Preferred Stock.	remove directors specified by the Cayman Articles or any certificate of designation, any individual director or the Cayman Company Board may only be removed with cause by an ordinary resolution. In addition, the Cayman Company Board is authorized to remove any director or directors, for cause, by the affirmative vote of a simple majority of directors present or in accordance with the terms set out in the Cayman Articles. At all times when at least 30% of the originally issued Cayman Series B Preferred Shares remains issued and outstanding, any Cayman Preferred Director may be removed without cause only by the affirmative vote of the holders of a majority of the Cayman Series B Preferred Shares, given either at a special meeting of such shareholders duly called for that purpose or pursuant to a written consent of shareholders.

Vacancies on the Board of Directors	Subject to the rights of the holders of any series of preferred stock, any vacancies on the Massachusetts Corporation Board resulting from death, resignation, disqualification, removal or other causes, and any newly created directorships resulting from any increase in the number of directors, shall be filled exclusively by the affirmative vote of a majority of the directors then in office, even though less than a quorum of the Massachusetts Corporation Board, and not by the shareholders. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until such director’s successor shall have been elected and qualified. At all times when at least 30% of the originally issued	Subject to the rights of the holders of any series of preferred shares, including pursuant to any certificate of designation, any vacancies on the Cayman Company Board resulting from death, resignation, disqualification, removal or other causes, and any newly created directorships resulting from any increase in the number of directors, shall, unless the Cayman Company Board determines by resolution that any such vacancies or newly created directorships shall be filled by the shareholders as permitted in accordance with the Cayman Articles and any certificate of designation, be filled only by the affirmative vote of a simple majority of the voting power of the directors present, or by unanimous written consent of all directors, or by a sole remaining director and not by the

	MASSACHUSETTS CORPORATION	CAYMAN COMPANY
	Massachusetts Series B Preferred Stock remains issued and outstanding, any vacancies of a Massachusetts Preferred Director directorship resulting from death, resignation, disqualification, removal, or other causes shall be filled by the affirmative vote of the holders of a majority of the Massachusetts Series B Preferred Stock.	shareholders. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until such director’s successor shall have been elected and qualified. If the holders of the Cayman Series B Preferred Shares fail to elect a sufficient number of directors to fill all directorships for which they are entitled to elect pursuant to the Cayman Series B Certificate of Designation, then any directorship not so filled shall remain vacant until such time as the holders ofthe Cayman Series B Preferred Shares fill such directorship in accordance with the Cayman Series B Certificate of Designation.

Shareholder Action by Written Consent	Any action required or permitted to be taken by the Massachusetts Corporation shareholders may be taken without a meeting if evidenced by consents signed by all Massachusetts Corporation shareholders entitled to vote on the matter.	A resolution in writing signed by all the shareholders entitled to receive notice of and to attend and vote at general meetings of the Cayman Company (or being corporations by their duly authorized representatives) shall be as valid and effective as if the same had been passed at a general meeting of the Cayman Company duly convened and held for the purposes of passing a special resolution or an ordinary resolution.

Quorum	Except where otherwise provided by statute or by the Massachusetts Articles or the Massachusetts Bylaws, at any meeting of Massachusetts Corporation shareholders, a majority of the votes entitled to be cast on a matter by a voting group shall constitute a quorum with respect to that voting group for action on that matter. In the absence of a quorum, any meeting of shareholders may be adjourned,	At all meetings of shareholders, except where otherwise provided by the Cayman Articles or any certificate of designation, the holders of record of one-third of the issued and outstanding shares entitled to vote, present in person or represented by proxy, shall constitute a quorum at any meeting of shareholders. If less than a quorum is present at a meeting, the holders of shares representing a simple majority of

	MASSACHUSETTS CORPORATION	CAYMAN COMPANY
	from time to time, either by the chairperson of the meeting or by a majority of the votes cast on the matter.	the voting power present at the meeting or the presiding officer or chairman may adjourn the meeting from time to time, and the meeting may be held as adjourned without further notice, except as provided for in the Cayman Articles. A meeting will be adjourned until a quorum is present. At such adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the original meeting.

Special Meetings of Shareholders	Special meetings of the Massachusetts Corporation shareholders may be called, for any purpose as is a proper matter for shareholder action under the Massachusetts Articles, the Massachusetts Bylaws and the MBCA, by (i) subject to certain conditions, holders of at least forty percent (40%) of all the votes entitled to be cast on any issue to be considered at the proposed special meeting, or (ii) the Massachusetts Corporation Board pursuant to a resolution adopted by a majority of the directors at a meeting of directors where a quorum is present or by unanimous written consent of the Massachusetts Corporation Board. The Massachusetts Corporation Board or an officer designated by the Massachusetts Corporation Board shall determine the time and place of such special meeting. Upon determination of the time and place of the meeting, the Massachusetts Corporation secretary shall cause a notice of meeting to be given to the Massachusetts Corporation shareholders entitled to vote, in accordance with the Massachusetts Bylaws. No business may be transacted at such special meeting other than the	Subject to certain conditions set forth in the Cayman Articles, general meetings of the Cayman Company may be called, for any purpose as is a proper matter for shareholder action under Cayman Islands law, by (i) the Cayman Company Board or (ii) the holders of at least 40% of all the votes entitled to be cast on any issue to be considered at the proposed general meeting delivered to an executive officer of the Cayman Company at the principal executive offices of the Cayman Company. The Cayman Company Board shall determine the date, time, and place (and, if the general meeting is to be a hybrid meeting or an electronic meeting, the details of the electronic facilities for attendance and participation by electronic means at the general meeting) of such meeting, if any. Upon such determination, the Cayman Company Board or executive officer of the Cayman Company shall cause a notice of general meeting to be given to the Cayman Company shareholders entitled to vote, in accordance with the Cayman Articles.

	MASSACHUSETTS CORPORATION	CAYMAN COMPANY
business specified in the notice of meeting. Special meetings called by Massachusetts Corporation shareholders will be scheduled not fewer than sixty (60) nor more than ninety (90) days after the date of delivery of a written request to the Massachusetts Corporation secretary for such meeting to be called by shareholders holding at least forty percent (40%) of the votes entitled to be cast on any issue to be considered at the proposed special meeting, subject to certain conditions in the Massachusetts Bylaws.

Notice of Shareholder Meetings	Except as otherwise provided by law, notice, given in writing or by electronic transmission, of each meeting of Massachusetts Corporation shareholders shall be given not less than seven (7) nor more than sixty (60) days before the date of the meeting to each shareholder entitled to vote at such meeting. Notice of any special meeting requested by Massachusetts Corporation shareholders in accordance with the Massachusetts Bylaws shall be given in writing or electronic transmission within thirty (30) days of the date of delivery of a written request for such special meeting to be called. Notice delivered to Massachusetts Corporation shareholders of shareholder meetings will specify the date, place and time of such meeting and the purposes of such meeting.	Except as otherwise provided by law, a notice of each meeting of shareholders stating the time, date and place of such meeting (and, if the meeting is to be a hybrid meeting or an electronic meeting, the details of the electronic facilities for attendance and participation by electronic means at the meeting) by which shareholders and proxy holders may be deemed to be present in person and vote at any such meeting shall be given not less than seven (7) nor more than sixty (60) days before the date of the meeting to each shareholder entitled to vote at such meeting as of the record date for such meeting, such notice to specify, in the case of general meetings, the business, purpose or purposes for which the meeting has been called. No business may be transacted at an annual general meeting otherwise than specified in the notice of annual general meeting. The accidental omission to give notice of a meeting to or the non-receipt of a notice of a meeting by any shareholder shall not invalidate the proceedings at any meeting.

	MASSACHUSETTS CORPORATION	CAYMAN COMPANY
Advance Notice Requirements for Shareholder Proposals	Nominations of persons for election to the Massachusetts Corporation Board may be made at an annual meeting or special meeting of shareholders, and the proposal of business to be considered by the shareholders may be made at an annual meeting of shareholders, by any Massachusetts Corporation shareholder who was a shareholder of record at the time of giving the shareholder’s notice, who is entitled to vote at the meeting and who complied with the notice procedures set forth in the Massachusetts Bylaws. Such notice must be received by the Massachusetts Corporation not later than the close of business on the ninetieth (90th) day and no earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting, in the case of an annual meeting nomination, and not later than the close of business on the later of the ninetieth (90th) day prior to such meeting or the tenth (10th) day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Massachusetts Corporation Board to be elected at such meeting, in the case of a special meeting nomination.	Nominations of persons for election to the Cayman Company Board and the proposal of business to be considered by the shareholders may be made at an annual general meeting of shareholders: (i) pursuant to the Cayman Company’s notice of meeting of shareholders (with respect to business other than nominations); (ii) brought specifically by or at the direction of the Cayman Company Board; or (iii) by any shareholder of the Cayman Company who was a shareholder of record at the time of giving the shareholders’ notice provided for in the Cayman Articles, who is entitled to vote at the meeting and who complied with the notice procedures set forth in the Cayman Articles. Such notice must be received by the Cayman Company not later than the close of business on the ninetieth day and no earlier than the close of business on the one hundred twentieth day prior to the first anniversary of the preceding year’s annual meeting, or if no annual meeting was held in the preceding year, not later than the close of business on the later of the ninetieth day prior to such meeting or the tenth day following the day on which public announcement is first made of the date of such meeting. For director nominations or other business to be properly brought before an annual general meeting by a shareholder, the shareholder must (i) have given Timely Notice (as defined in the Cayman Articles) in writing and (ii) comply with the requirements in the Cayman Articles as to the contents of the Timely Notice.

Amendment of Articles of Organization and Memorandum of Association	The Massachusetts Articles may be amended by the affirmative vote of the majority of the	The Cayman Articles will consist of a memorandum of association and articles of association. Subject

	MASSACHUSETTS CORPORATION	CAYMAN COMPANY
	outstanding shares of capital stock entitled to vote on such amendment at a duly constituted meeting of shareholders called expressly for such purpose.	to the Companies Act and the rights attaching to the various classes, including pursuant to any certificate of designation, the Cayman Company may at any time and from time to time, by (i) a majority of not less than two-thirds of the shareholders as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at a general meeting of the Cayman Company of which notice specifying the intention to propose the resolution as a special resolution has been duly given and, where a poll is taken, regard shall be had in computing a majority to the number of votes to which each shareholder is entitled, or (ii) a resolution approved in writing by all of the shareholders entitled to vote at a general meeting of the Cayman Company in one or more instruments each signed by one or more of the shareholders (a “special resolution”), alter or amend the memorandum of association and articles of association forming a part of the Cayman Articles, in whole or in part.

Amendment of Bylaws and Articles of Association	Except as otherwise provided by law, the Massachusetts Bylaws may be adopted, amended, or repealed by the Massachusetts Corporation Board. Any adoption, amendment, or repeal of the Massachusetts Bylaws by the Massachusetts Corporation Board must be effected pursuant to a resolution adopted by a majority of the directors at a meeting of directors where a quorum is present or by unanimous written consent of the Massachusetts Corporation Board. The Massachusetts Bylaws may also be adopted, amended, or repealed by the shareholders, with votes	The Cayman Articles will consist of a memorandum of association and articles of association. Subject to the Companies Act and the rights attaching to the various classes, including pursuant to any certificate of designation, the Cayman Company may at any time and from time to time by special resolution alter or amend the articles of association forming a part of the Cayman Articles in whole or in part.

	MASSACHUSETTS CORPORATION	CAYMAN COMPANY
cast in favor representing a majority of the votes entitled to be cast on the matter.

Limitation on Director and Officer Liability	Directors shall not be liable to the Massachusetts Corporation or its shareholders for damages for any breach of fiduciary duty, except to the extent that the elimination or limitation of liability is not permitted under law.	The Companies Act does not restrict the authority of a Cayman exempted company to indemnify its directors, officers, employees, or agents. The Cayman Articles provide that no Indemnified Person (as defined below) shall be liable: (a) for the acts, receipts, neglects, defaults or omissions of any other director or officer or agent of the Cayman Company; or (b) for any loss on account of defect of title to any property of the Cayman Company; or (c) on account of the insufficiency of any security in or upon which any money of the Cayman Company shall be invested; or (d) for any loss incurred through any bank, broker or other similar Person; or (e) for any loss occasioned by any negligence, default, breach of duty, breach of trust, error of judgement or oversight on such Indemnified Person’s part; or (f) for any loss, damage or misfortune whatsoever which may happen in or arise from the execution of discharge of the duties, powers, authorities, or discretions of such Indemnified Person’s office or in relation thereto; unless the same shall happen through such Indemnified Person’s own actual fraud, willful default or willful neglect as determined by a court of competent jurisdiction.

Indemnification	The Massachusetts Corporation will indemnify and hold harmless its directors and officers from and against any and all claims and liabilities to which he or she may be or become subject by reason of being or having been a director or officer of the Massachusetts Corporation or by reason of	The Cayman Articles provide that, to the fullest extent permitted by law, every director (including any alternate director appointed pursuant to the provisions of the Cayman Articles), secretary, assistant secretary, or other officer (but not including the Cayman Company’s auditors) and the

MASSACHUSETTS CORPORATION	CAYMAN COMPANY
alleged acts or omissions as a director or officer of the Massachusetts Corporation, in each case, to the fullest extent permitted by applicable law, and will reimburse each such officer and director for any and all legal and other expenses reasonably incurred in connection with such claims, whether or not such person has ceased to be a director or officer at or prior to the time such person is indemnified, held harmless or reimbursed. These obligations to indemnify, hold harmless and reimburse directors and officers include payment by the Massachusetts Corporation of expenses incurred in defending a civil or criminal action or proceeding in advance of the final disposition of such action or proceeding. The Massachusetts Corporation will also indemnify and hold harmless persons who serve at the Massachusetts Corporation’s express written request as directors or officers of another organization, if such entity fails, directly or through insurance, to cover such costs and expenses; provided that, such other entity will be the full indemnitor or insurer of first resort for any such liabilities, expenses or other losses and only thereafter will the Massachusetts Corporation be required to pay indemnification or advancement of any such liabilities, expenses or other losses. The rights conferred on any person by the Massachusetts Articles will be in addition to and not exclusive of any other rights to which any officer or director of the Massachusetts Corporation may otherwise be lawfully entitled.	personal representatives of the same (each an “Indemnified Person”) shall be indemnified and secured harmless out of the assets and funds of the Cayman Company against all actions or proceedings whether threatened, pending or completed, costs, charges, expenses, losses, damages or liabilities incurred or sustained by such Indemnified Person, other than by reason of such Indemnified Person’s own actual fraud, willful default or willful neglect as determined by a court of competent jurisdiction, (i) in or about the conduct of the Cayman Company’s business or affairs (including as a result of any mistake of judgment), (ii) in the execution or discharge of his or her duties, powers, authorities or discretions, or (iii) in respect of any actions or activities undertaken by an Indemnified Person provided for and in accordance with the provisions set out above (inclusive) including, without prejudice to the generality of the foregoing, any costs, expenses, losses or liabilities incurred by such Indemnified Person in defending or otherwise being involved in (whether successfully or otherwise) any civil proceedings concerning the Cayman Company or its affairs in any court whether in the Cayman Islands or elsewhere. Each shareholder waives any claim or right of action they might have, whether individually or by or in the right of the Cayman Company, against any director or officer on account of any action taken by such director or officer, or the failure of such director or officer to take any action in the performance of his or her duties with or for the Cayman Company;

	MASSACHUSETTS CORPORATION	CAYMAN COMPANY
provided that such waiver shall not extend to any matter in respect of any actual fraud, willful default or willful neglect which may attach to such director or officer. The Cayman Company will pay the expenses (including attorneys’ fees) incurred by an Indemnified Person in defending any proceeding in advance of its final disposition; provided, however, that such payment of expenses in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking by the Indemnified Person to repay all amounts advanced if it should be ultimately determined that the Indemnified Person is not entitled to be indemnified under the Cayman Articles or otherwise. The rights to indemnification and advancement of expenses conferred on any Indemnified Person as set out above will not be exclusive of any other rights that any Indemnified Person may have or hereafter acquire pursuant to an agreement with the Cayman Company or otherwise.

Conversion Rights	Massachusetts Corporation common stock is neither convertible nor redeemable. Holders of Massachusetts Series A Preferred Stock have the right to convert such shares into shares of Massachusetts Corporation common stock at any time at a ratio of 1 share of Massachusetts Series A Preferred Stock to 1 share of Massachusetts Corporation common stock. Holders of Massachusetts Series B Preferred Stock have the right to convert such shares into Massachusetts Corporation common stock at any time at a ratio of 1 share of Massachusetts Series B Preferred Stock to 1,000 shares of Massachusetts	In accordance with the Cayman Series A Certificate of Designation, each Cayman Series A Preferred Share then issued and outstanding shall be convertible, at any time and from time to time, at the option of the holder thereof, at a ratio of 1 Cayman Series A Preferred Share to 1 Cayman Share, subject to adjustment for share splits, combinations and similar events provided for in the Cayman Series A Certificate of Designation. In accordance with the Cayman Series B Certificate of Designation, each Cayman Series B Preferred Share then issued and outstanding shall be convertible, at any time and from time to time, at the option of the holder thereof, at

	MASSACHUSETTS CORPORATION	CAYMAN COMPANY
	Corporation common stock, subject to certain limitations, including that a holder of Massachusetts Series B Preferred Stock is prohibited from converting shares of Massachusetts Series B Preferred Stock into shares of Massachusetts Corporation common stock if, as a result of such conversion, such holder, together with its affiliates, would beneficially own more than a specified percentage (initially set at 19.99%) of the total number of shares of Massachusetts Corporation common stock issued and outstanding immediately after giving effect to such conversion.	a ratio of 1 Cayman Series B Preferred Share to 1,000 Cayman Shares, subject to certain limitations, including that a holder of Cayman Series B Preferred Shares will be prohibited from converting Cayman Series B Preferred Shares into Cayman Shares if, as a result of such conversion, such holder, together with its affiliates, would beneficially own more than a specified percentage (initially set at 19.99%) of the total number of Cayman Shares issued and outstanding immediately after giving effect to such conversion.

Preemptive Rights	Massachusetts Corporation shareholders do not have preemptive rights. Thus, if additional shares of Massachusetts Corporation common stock are issued, the current holders of Massachusetts Corporation common stock will own a proportionately smaller interest in a larger number of outstanding shares of common stock to the extent that they do not participate in the additional issuance.	Cayman Company shareholders will not have preemptive rights. Thus, if additional Cayman Shares are issued, the current holders of Cayman Shares will own a proportionately smaller interest in a larger number of outstanding Cayman Shares to the extent that they do not participate in the additional issuance.

Distributions to Shareholders	Subject to preferences that may be applicable to any outstanding shares of Massachusetts Corporation preferred stock, the holders of Massachusetts Corporation common stock are entitled to receive ratably such dividends as may be declared by the Massachusetts Corporation Board out of legally available funds.	Subject to the Companies Act, the Cayman Articles, and any certificate of designation, and except as otherwise provided by the rights attached to any shares, the directors may resolve to declare dividends (including interim dividends) and other distributions on shares in issue and authorize payment of the dividends or other distributions out of the funds of the Cayman Company lawfully available therefor. All dividends shall be declared and paid according to the amounts paid up on the Cayman Shares, but if and for so long as nothing is paid up on any of the Cayman Shares, dividends may be

	MASSACHUSETTS CORPORATION	CAYMAN COMPANY
declared and paid according to the par value of the Cayman Shares. Dividends may be paid in cash, in property, or in shares. A Cayman Islands company may only make distributions by way of a dividend out of its profits, retained earnings, and/or share premium account. Where dividends are paid from share premium, a statutory solvency test applies immediately following payment such that the company shall be able to pay its debts as they fall due in the ordinary course of business. Where dividends are paid from profits or retained earnings, directors are also required to assess solvency, although the test is not expressly set out in the Companies Act.

Exclusive Forum	The Massachusetts Articles provide that, unless the Massachusetts Corporation Board consents in writing to the selection of an alternative forum, a state or federal court located within the Commonwealth of Massachusetts shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Massachusetts Corporation; (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Massachusetts Corporation to the Massachusetts Corporation or its shareholders; (iii) any action asserting a claim against the Massachusetts Corporation arising pursuant to any provision of the MBCA or any successor statute; or (iv) any action asserting a claim against the Massachusetts Corporation governed by the internal affairs doctrine.	The Cayman Articles will provide that, unless the Cayman Company consents in writing to the selection of an alternative forum, the courts of the Cayman Islands shall have exclusive jurisdiction over any claim or dispute arising out of or in connection with the Cayman Articles or otherwise related in any way to each member’s shareholding in the Cayman Company, including but not limited to: (a) any derivative action or proceeding brought on behalf of the Cayman Company; (b) any action asserting a claim of breach of any fiduciary or other duty owed by any current or former director, officer, or other employee of the Cayman Company to the Cayman Company or the members; (c) any action asserting a claim arising pursuant to any provision of the Companies Act or the Cayman Articles; or (d) any action asserting a claim against the Cayman Company concerning its internal affairs.

	MASSACHUSETTS CORPORATION	CAYMAN COMPANY

Registration Rights	Other than pursuant to the registration rights agreement described below, Massachusetts Corporation shareholders do not have any registration rights. In connection with the Merger, the Massachusetts Corporation entered into a registration rights agreement with the investors participating in the private placement financing that closed concurrently with the Merger, pursuant to which, among other things, the Massachusetts Corporation agreed to prepare and file a resale registration statement covering the resale of certain shares of Massachusetts Corporation common stock within 30 business days of the closing of the Merger pursuant to Rule 415 and to use its commercially reasonable efforts to keep such registration statement continuously effective under the Securities Act. The registration rights agreement also provides that the Massachusetts Corporation will pay certain expenses relating to such registrations and indemnify the applicable securityholders against certain liabilities.	Following the Redomestication, the Cayman Company will have comparable obligations pursuant to the registration rights agreement.

Stock Transfer Restrictions Applicable to Shareholders	Shares of Massachusetts Corporation common stock are transferable in the manner prescribed by the MBCA.	Transfer of Cayman Shares in record form may be subject to the restrictions that may be set out from time to time in the Cayman Articles, including, without limitation, the receipt of an instrument of transfer in such form as the directors may in their absolute discretion approve and such other evidence as the directors may reasonably require to show the right of the transferor to make the transfer.

Comparison of Shareholder Rights under Massachusetts Law and Cayman Islands Law

The Companies Act and the common law of the Cayman Islands are similar in many respects to the statutory corporate laws of Massachusetts, as governed by the MBCA. However, there are certain differences that may affect the rights of a shareholder of the Company, as well as the corporate governance of the Company. The following are brief summaries of material differences between the current rights of shareholders of the Massachusetts Corporation under the MBCA and the rights of shareholders of the Cayman Company following completion of the Redomestication under the Companies Act. This section does not include a complete description of all differences among such rights, nor does it include a complete description of such rights.

Increasing or Decreasing Authorized Capital Stock or Share Capital

Under Massachusetts law, shareholders must approve an amendment to the corporation’s articles of organization to increase or decrease the number of authorized shares in accordance with the provisions of the applicable statute.

Under Cayman Islands law, the memorandum and articles of association of a Cayman Islands exempted company sets the authorized share capital. Any changes made to increase the authorized share capital of a Cayman Islands exempted company will require an ordinary resolution and any changes made to reduce the authorized share capital or any amendment to the memorandum and articles of association of a Cayman Islands exempted company will require a special resolution.

Classified Board of Directors

The MBCA provides that, unless a company opts out of such provision, the terms of directors of a public Massachusetts company shall be staggered by dividing the directors into three groups, as nearly equal in number as possible, with only one group of directors being elected each year. The board of directors of a public Massachusetts company may unilaterally opt back into the default requirements.

While the Companies Act does not provide for the classification of directors into classes with staggered terms of office, Cayman Islands law allows companies to implement a classified board structure through their articles of association.

Cumulative Voting

Under Massachusetts law, cumulative voting for directors entitles each shareholder to multiply the number of votes they are entitled to cast by the number of directors for whom they are entitled to vote and cast the product for a single candidate or distribute the product among two or more candidates. Cumulative voting may enable a minority shareholder or group of shareholders to elect at least one representative to the board of directors where such shareholders would not be able to elect any directors without cumulative voting.

Although the MBCA does not generally grant shareholders cumulative voting rights, a Massachusetts corporation may provide in its articles of organization or bylaws for cumulative voting in the election of directors.

The Companies Act does not provide for cumulative voting as a mechanism for electing directors and if a Cayman Islands exempted company wants to allow cumulative voting, it must explicitly set it out in its articles of association.

The Massachusetts Articles do not provide for cumulative voting in the election of directors. Similarly, the Cayman Articles do not provide for cumulative voting.

Vacancies

Under the MBCA, subject to the articles of organization or the bylaws and the rights of any holders of any outstanding series of preferred stock, vacancies on the board of directors, including those resulting from any increase in the authorized number of directors, may be filled by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum. Any director so appointed will hold office for the remainder of the term of the director no longer on the board.

Under Cayman Islands law, there is no statutory rule governing how board of director vacancies may be filled. Instead, the process is governed by a Cayman Islands exempted company’s articles of association, which generally give the remaining directors discretion to appoint a replacement until the next annual meeting or for the remainder of the term, and may also require shareholder approval.

Removal of Directors

Under the MBCA, subject to the articles of organization or the bylaws and the rights of any holders of any outstanding series of preferred stock, the shareholders may remove one or more directors with or without cause. In the case of directors of a public corporation whose terms are staggered pursuant to Section 8.06(b) of the MBCA, shareholders may effect, by the affirmative vote of a majority of the shares outstanding and entitled to vote in the election of directors, the removal of any director or directors or the entire board of directors only for cause. If a director is elected by a voting group of shareholders, only the shareholders of that voting group may participate in the vote to remove him. If cumulative voting is authorized, a director may not be removed by the shareholders if the number of votes sufficient to elect him under cumulative voting is voted against his removal. If cumulative voting is not authorized, a director may be removed by the shareholders only if the number of votes cast to remove him exceeds the number of votes cast not to remove him. A director may be removed by the shareholders or the directors only at a meeting called for the purpose of removing him. Currently, under the Massachusetts Articles, except as otherwise determined by the Massachusetts Corporation Board in establishing a series of preferred stock, any director or directors may be removed from office for cause at any special meeting of the shareholders called at least in part for such purpose by the affirmative vote of the holders of at least a majority of the stock entitled to vote for the election of directors. In addition, the Massachusetts Corporation Board is authorized to remove any director or directors, for cause, at a meeting of the board of directors, by vote of a majority of directors then in office.

Under Cayman Islands law, there is no statutory right for shareholders to remove directors. Instead, the removal process is governed by a Cayman Islands exempted company’s articles of association. Under the Cayman Articles, subject to the rights and restrictions of holders of any series of preferred shares to remove directors specified by the Cayman Articles or any certificate of designation, neither the Cayman Company Board nor any individual director may be removed without cause. Subject to the rights and restrictions of holders of any series of preferred shares to remove directors specified by the Cayman Articles or any certificate of designation, any individual director or the Cayman Company Board may be removed with cause by an ordinary resolution of the shareholders or the affirmative vote of a simple majority of the directors present. Additionally, under the Cayman Series B Certificate of Designation, any Cayman Preferred Director may be removed without cause only by the affirmative vote of the holders of a simple majority of the Cayman Series B Preferred Shares.

Fiduciary Duties and Business Judgment

Under Massachusetts law, members of the board of directors are entitled to rely in good faith upon information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by officers or employees of the corporation whom the director reasonably believes to be reliable and competent with respect to the information, opinions, reports or statements presented, or legal counsel, public accountants, or other persons retained by the corporation, as to matters involving skills or expertise the director reasonably believes are matters (i) within the particular person’s professional or expert competence or (ii) as to which the particular person merits confidence. A director is not liable for any action taken as a director, or any failure to take any action, if he performed the duties of his office in compliance with this section.

Under Cayman Islands law, directors owe fiduciary duties to the company, including duties of loyalty, honesty, fidelity, good faith and acting in the best interests of the company. Directors must also act with skill, care and diligence with a standard measured against both objective and subjective tests.

Similar to Massachusetts law, Cayman Islands law permits directors to rely on information, opinions, reports, and statements prepared by officers, employees, committees or professional advisors, provided such reliance is reasonable and made in good faith. As a matter of Cayman Islands law, a director is under a general fiduciary duty to avoid conflicts of interest and Cayman Islands courts will generally defer to directors’ decisions if made in good faith, for a proper purpose and without conflicts of interest.

Flexibility for Decisions, Including Takeovers

The MBCA does not provide a list of statutory factors that corporate directors and officers may consider in making takeover decisions.

Cayman Islands law does not provide a list of statutory facts that directors and officers may consider in making takeover decisions.

Under Cayman Islands law, directors owe fiduciary duties to the company, including duties of loyalty, honesty, fidelity, good faith and acting in the best interests of the company. Directors must also act with skill, care and diligence with a standard measured against both objective and subjective tests.

Limitation on Personal Liability of Directors and Officers

The MBCA authorizes a corporation to adopt a charter provision eliminating or limiting the personal liability of directors and officers to the corporation for monetary damages for breach of fiduciary duty, except for liability for any breach of the director’s or officer’s duty of loyalty to the corporation or its shareholders, acts or omissions not in good faith or involving intentional misconduct or knowing violations of law or any improper distributions to shareholders under the MBCA, or any transaction from which the director derived any improper personal benefit.

Cayman Islands law does not specifically restrict a Cayman Islands exempted company from exempting its directors or officers from liability for negligence or a breach of duty or a breach of trust, except to the extent any such provision may be held by the Cayman Islands courts to be contrary to public policy, such as to limit liability against willful default, willful neglect, actual fraud, or the consequences of committing a crime.

Under Cayman Islands law, the Cayman Company will be the proper plaintiff in any claim based on a breach of duty owed to it, and a claim against (for example) the Cayman Company’s directors or officers usually may not be brought by a shareholder. In principle, a shareholder does not have a direct right of action against directors of the Cayman Company. However, based on Cayman Islands authorities and English authorities (which will be of persuasive authority in the Cayman Islands), there are exceptions to the foregoing principle such that a shareholder may be entitled to bring a derivative action on behalf of the Cayman Company, but only in limited circumstances, including but not limited to: the Cayman Company acts or proposes to act illegally or ultra vires; the act complained of (although not ultra vires) could be effected if duly authorized by a special resolution that has not been obtained; and those who control the Cayman Company are perpetuating a “fraud on the minority”. A shareholder may have a direct right of action against the Cayman Company where the individual rights of that shareholder have been or will be infringed. Derivative actions have been brought in the Cayman Islands courts, and the Cayman Islands courts have confirmed the availability for such actions.

Indemnification

The MBCA has statutory mechanisms that permit corporations to indemnify directors, officers, employees, and agents in similar circumstances.

The Massachusetts Articles provide that the liability of Massachusetts Corporation directors for damages for any breach of fiduciary duty shall be limited to the fullest extent permitted by law. The Massachusetts Articles also provide that the Massachusetts Corporation will indemnify, and advance funds to and reimburse expenses of, Massachusetts Corporation directors and officers that have been appointed by the Massachusetts Corporation Board to the fullest extent permitted by law, and that the Massachusetts Corporation may indemnify, and advance funds to and reimburse expenses of, such other officers and employees as determined by the Massachusetts Corporation Board. The right of indemnification provided under the Massachusetts Bylaws is in addition to and not exclusive of any other rights to which any of the Massachusetts Corporation directors, officers or any other persons may otherwise be lawfully entitled. The Massachusetts Corporation has also entered into indemnification agreements with Massachusetts Corporation directors and officers, and the Massachusetts Corporation carries insurance policies insuring Massachusetts Corporation directors and officers against certain liabilities that they may incur in their capacity as directors and officers.

Part 8 of the MBCA authorizes the provisions, described above, that are contained in the Massachusetts Articles and the Massachusetts Bylaws. In addition, Sections 8.30 and 8.42 of the MBCA provide that if an officer or director discharges his or her duties in good faith and with the care that a person in a like position would reasonably believe appropriate under similar circumstances and in a manner the officer or director reasonably believes to be in the best interests of the corporation, he or she will not be liable for such action.

Under Cayman Islands law, the Cayman Company will be the proper plaintiff in any claim based on a breach of duty owed to it, and a claim against (for example) the Cayman Company’s directors or officers usually may not be brought by a shareholder. In principle, a shareholder does not have a direct right of action against directors of the Cayman Company. However, based on Cayman Islands authorities and English authorities (which will be of persuasive authority in the Cayman Islands), there are exceptions to the foregoing principle such that a shareholder may be entitled to bring a derivative action on behalf of the Cayman Company, but only in limited circumstances, including but not limited to: the Cayman Company acts or proposes to act illegally or ultra vires; the act complained of (although not ultra vires) could be effected if duly authorized by a special resolution that has not been obtained; and those who control the Cayman Company are perpetuating a “fraud on the minority”. A shareholder may have a direct right of action against the Cayman Company where the individual rights of that shareholder have been or will be infringed. Derivative actions have been brought in the Cayman Islands courts, and the Cayman Islands courts have confirmed the availability for such actions.

Under the statutory indemnification mechanism in Massachusetts law, no corporation may indemnify a party unless it decides that indemnification is proper. Under the MBCA, the corporation through its shareholders, directors or independent legal counsel will determine whether the conduct of the person seeking indemnity conformed to the statutory provisions governing indemnity.

The Companies Act does not restrict the authority of a Cayman Islands exempted company to indemnify its directors, officers, employees, or agents, except to the extent any such provision may be held by the Cayman Islands courts to be contrary to public policy, such as to provide indemnification against willful default, willful neglect, actual fraud, or the consequences of committing a crime. The Cayman Articles provide for indemnification for every director and officer of the Cayman Company.

Advancement of Expenses

The MBCA permits a corporation to advance expenses relating to the defense of any proceeding to directors and officers contingent upon such individuals’ commitment to repay any advances unless it is determined ultimately that such individuals are entitled to be indemnified.

Cayman Islands law does not restrict the authority of a Cayman Islands exempted company to advance expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding, but there is no statutory provision expressly requiring or governing advancement of expenses.

Instead, the ability to advance expenses is typically addressed in a Cayman Islands exempted company’s articles of association. The Cayman Articles provide for expense advancement provisions for indemnified persons.

Director Compensation

Both the MBCA and the Companies Act do not have a specific statute governing either the establishment of director compensation, or the fairness of director compensation. The Board after the Redomestication will establish the compensation of its directors.

Action by Written Consent of Directors

The MBCA provides that, unless the articles of organization or the bylaws provide otherwise, any action required or permitted to be taken at a meeting of the directors or a committee thereof may be taken without a meeting if all members of the board or committee, as the case may be, consent to the action in writing.

The Companies Act does not prescribe rules for the written consent of directors and the process is governed by a Cayman Islands exempted company’s articles of association, which typically allow board decisions to be made by unanimous written consent in lieu of a meeting of the board of directors.

Neither the Massachusetts Articles or Massachusetts Bylaws, nor the Cayman Articles, limit the type or nature of a board action taken by written consent. A resolution in writing passed by the directors of the Cayman Company will be required to be executed by all the directors or committee thereof entitled to receive notice of meetings of directors or committee thereof.

Action by Written Consent of Shareholders

The MBCA provides that any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting if the action is taken either: (1) by all shareholders entitled to vote on the action; or (2) to the extent permitted by the articles of organization, by shareholders having not less than the minimum number of votes necessary to take the action at a meeting at which all shareholders entitled to vote on the action are present and voting. In addition, the MBCA requires the corporation to give notice of the taking of corporate action without a meeting by less than unanimous written consent to those shareholders who did not consent in writing at least seven days before the action pursuant to the consent is taken. Any action required or permitted to be taken by the Massachusetts Corporation shareholders may be taken without a meeting if evidenced by consents signed by all Massachusetts Corporation shareholders entitled to vote on the matter.

Under Cayman Islands law, there is no statutory restriction on shareholder action by written consent and the process is governed by a Cayman Islands exempted company’s articles of association. The Cayman Articles provide that an ordinary resolution or a special resolution in writing signed by all shareholders entitled to receive notice of and to attend and vote at a general meeting of the Cayman Company will be as valid and effective as if such resolution had been passed at a meeting of the shareholders.

Dividends and Distributions

Unless further restricted in the articles of organization, the MBCA permits a corporation to declare and pay dividends unless, if the corporation is a going concern, the corporation would not be able to pay its existing and reasonably foreseeable debts, liabilities and obligations, whether or not liquidated, matured, asserted or contingent, as they become due in the usual course of business or the corporation’s total assets would be less than the sum of its total liabilities plus, unless the articles of organization permit otherwise, the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution.

Under the Companies Act and the Cayman Articles, the directors, by resolution, may declare dividends on shares in issue and authorize payment out of the funds of the Cayman Company lawfully available therefor. The directors may, subject to the preference of any classes of shares, authorize a dividend at such time and of such an amount as they think fit if they are satisfied that the Cayman Company will have sufficient profits, retained earnings and/or share premium lawfully available therefor and, immediately after the payment of the dividend, satisfy the solvency test (that is, if the directors can determine based on the facts at the time that the company can in the future, following the payment of the dividend, pay its debts as they fall due in the ordinary course of business).

Restrictions on Business Combinations

While Massachusetts law provides certain protections to shareholders in connection with certain business combinations, which can be found in Chapter 110F of the Massachusetts General Laws, Cayman Islands law does not provide equivalent statutory protections to shareholders. Under Cayman Islands law, any specific provisions relating to business combinations need to be set out expressly in the articles of association of a Cayman Islands exempted company. See “Shareholder Vote for Mergers and Other Corporate Reorganizations” below.

The Massachusetts Corporation is subject to the provisions of Chapter 110F of the Massachusetts General Laws. In general, Chapter 110F prohibits a publicly held Massachusetts corporation from engaging in a “business combination” with an “interested shareholder” for a three-year period following the time that this shareholder becomes an interested shareholder, unless the business combination is approved in a prescribed manner. A “business combination” includes, among other things, a merger, asset or stock sale or other transaction resulting in a financial benefit to the interested shareholder. An “interested shareholder” is a person who, together with affiliates and associates, owns, or did own within three years prior to the determination of interested shareholder status, five percent or more of the corporation’s voting stock.

Under Chapter 110F, a business combination between a corporation and an interested shareholder is prohibited unless it satisfies one of the following conditions: before the shareholder became interested, the corporation’s board of directors approved either the business combination or the transaction which resulted in the shareholder becoming an interested shareholder; upon consummation of the transaction which resulted in the shareholder becoming an interested shareholder, the interested shareholder owned at least 90% of the voting stock of the corporation outstanding at the time the transaction commenced, excluding for purposes of determining the voting stock outstanding, shares owned by persons who are directors and also officers, and employee stock plans, in some instances; or at or after the time the shareholder became interested, the business combination was approved by the board of directors of the corporation and authorized at an annual or special meeting of the shareholders by the affirmative vote of at least two-thirds of the outstanding voting stock which is not owned by the interested shareholder.

A Massachusetts corporation may “opt out” of these provisions with an express provision in its original articles of organization or an express provision in its articles of organization or bylaws resulting from a shareholders’ amendment approved by at least a majority of the outstanding voting shares. The Massachusetts Corporation has not opted out of these provisions. As a result, mergers or other takeover or change in control attempts of the Massachusetts Corporation may be discouraged or prevented.

Shareholder Vote for Mergers and Other Corporate Reorganizations

Under the MBCA, a merger, share exchange and sale of all or substantially all assets of a corporation must be approved by the board of directors and, unless (1) a greater percentage vote is required by the corporation’s articles of organization, bylaws, or board, or (2) a lesser percentage vote is required by the articles of organization, the merger, share exchange or sale of assets must be approved by two-thirds of all the shares entitled to vote on the matter. The articles of organization may provide for a lesser vote than two-thirds but not less than a majority of the shares entitled to vote on the matter. The Massachusetts Articles provide that a merger, consolidation, or sale of substantially all of the assets of the corporation may be approved by a majority of all of the shares entitled to vote on the matter.

Under Cayman Islands law, a company may merge with another company (wherever incorporated, provided that such merger is not prohibited by the laws of the jurisdiction of incorporation of that company) pursuant to the Companies Act. A merger under Cayman Islands law requires the approval by a special resolution, which in the context of a general meeting of the Cayman Company requires (i) not less than a two-thirds majority of the votes cast by such shareholders attending and voting in person or, where proxies are allowed, by proxy at a quorate general meeting of the Cayman Company and where a poll is taken, regard shall be had in computing a majority to the number of votes to which each shareholder is entitled or (ii) the written resolution of all shareholders entitled to vote at such general meeting.

No shareholder resolution is required for a merger between a parent company (i.e., a company that holds issued shares that together represent 90% of the votes at a general meeting of the subsidiary company) and its subsidiary company, provided the parent company is the surviving entity and a copy of the plan of merger (including the memorandum and articles of association of the company) is given to every member of each subsidiary company to be merged unless that member agrees otherwise.

Under Cayman Islands law, a Cayman Islands exempted company may be acquired through a tender offer by a third party. Where the holders of 90% or more in value of a class of the Cayman Company’s shares (excluding any shares already beneficially owned by the offeror) have within four months of the making of an offer accepted an offer for their shares in the Cayman Company, the remaining shareholders in that class may be statutorily required to also transfer their shares by notice given at any time within two months of the expiry of the four month period, unless, within one month, the non-tendering shareholders can obtain a Cayman court order otherwise providing. If the offeror has acquired acceptances of 90% of all the Cayman Company’s shares but does not exercise its “squeeze out” right, then the non-accepting shareholders have no statutory right to require the offeror to acquire their shares on the same terms as the original offer.

A Cayman Islands exempted company may also be acquired by way of a Cayman Islands court-approved scheme of arrangement under the Companies Act. A scheme of arrangement is a compromise or arrangement which may be entered into between a company and one or more classes of shareholders. In order to become binding and effective in accordance with its terms, the scheme of arrangement requires the approval of shareholders representing 75% or more by value of the shares of each class comprised in the scheme, in each case at the relevant meeting or meetings, and an order of the Grand Court of the Cayman Islands sanctioning the scheme of arrangement. A scheme of arrangement, if approved by the requisite statutory majorities and sanctioned by the Grand Court of the Cayman Islands, is binding on all of the shareholders of each class, including any dissenting shareholders. There is currently no cross class cramdown available under Cayman Islands law. Shares held by the acquiring party are likely to be considered to belong to a separate class for the purposes of approving the scheme.

Appraisal or Dissenter’s Rights

Under the MBCA, shareholders have appraisal rights in the event of certain corporate actions such as a merger, share exchange or action that materially and adversely affects the rights of a shareholder. If a proposed corporate action requiring appraisal rights is submitted to a vote at a shareholder meeting, a shareholder who wishes to assert appraisal rights must: (1) deliver to the corporation, before the vote is taken, written notice of intent to demand payment for shares if the proposed action is effected; and (2) not vote any shares in favor of the proposed action. The corporation is required to pay fair value to a shareholder exercising appraisal rights for the shares held by such shareholder. If fair value is unsettled, the MBCA provides for resolution of fair value in a single equitable proceeding in a court in the county in Massachusetts where the corporation’s principal office or registered office is located.

Generally, under Cayman Islands law, shareholders of a Cayman Islands exempted company do not have statutory appraisal rights; provided that in the event of a statutory merger under the Companies Act a shareholder shall be entitled to receive the fair value of their shares upon dissenting from such merger. Rights of a dissenting shareholder are not available in certain circumstances, for example, to dissenters holding shares of any class in respect of which an open market exists on a recognized stock exchange or recognized interdealer quotation system at the relevant date and where the consideration for such shares to be contributed are shares of any company listed on a national securities exchange or shares of the surviving or consolidated company.

The mechanics and timing procedures vary somewhat between Massachusetts and the Cayman Islands, but both require technical compliance with specific notice and payment protocols.

Special Meetings of Shareholders and General Meetings of Shareholders

The MBCA permits special meetings of shareholders to be called by the board of directors or by any other person authorized in the articles of organization or bylaws to call a special shareholder meeting.

Under Cayman Islands law, there is no statutory right for shareholders to call a general meeting where the articles of association provide for the calling of meetings. Where the articles of association provide for calling of meetings, the ability to convene such a meeting will be governed by the company’s articles of association.

Meetings Pursuant to Petition of Shareholders

The MBCA provides that a shareholder of a corporation may apply to the superior court of the county where a corporation’s principal office or, if none in the Commonwealth of Massachusetts, its registered office is located if an annual meeting was not held within the earlier of six months after the end of the corporation’s fiscal year or 15 months after its last annual meeting.

Under Cayman Islands law, there is no statutory provision allowing shareholders to petition a court to compel a general meeting and Cayman Islands exempted companies are not required to hold annual general meetings, unless otherwise set out expressly in the articles of association of a Cayman Islands exempted company.

Adjournment of Shareholder Meetings

Under the MBCA, if a meeting of shareholders is adjourned due to lack of a quorum and the adjournment is for more than 120 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each shareholder of record entitled to vote at the meeting. At the adjourned meeting the corporation may transact any business that might have been transacted at the original meeting.

Under Cayman Islands law, the adjournment of shareholder meetings is not regulated by statute and is instead governed by a Cayman Islands exempted company’s articles of association. Typically, a Cayman Islands exempted company’s articles provide that if a meeting is not quorate, it may be adjourned to a later date without requiring new notice. There is no statutory requirement to provide notice of an adjourned meeting unless otherwise set out expressly in the articles of association of a Cayman Islands exempted company.

Duration of Proxies

Under the MBCA, a proxy executed by a shareholder will remain valid for a period of eleven months, unless the proxy provides for a longer period.

Under Cayman Islands law, there is no statutory equivalent.

Quorum and Voting

The MBCA provides that the articles of organization and bylaws may establish quorum and voting requirements. If the articles of organization and bylaws are silent as to specific quorum and voting requirements: (a) a majority of the votes entitled to be cast on a matter constitutes a quorum for action on a matter; (b) favorable action on a matter, other than the election of directors, is taken by a voting group if the votes cast within the group favoring the action exceed the votes cast opposing the action; (c) directors are elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present; and (d) where a separate vote by a class or series is required, a majority of the votes entitled to be cast on the matter by the voting group constitutes a quorum of that voting group for action on that matter and favorable action on a matter, other than the election of directors, is taken by a voting group if the votes cast within the group favoring the action exceed the votes cast opposing the action. A bylaw dealing with quorum or voting requirements for shareholders, including additional voting groups, may not be adopted, amended, or repealed by the board of directors.

Under Cayman Islands law, quorum requirements are not regulated by statute and are instead governed by a Cayman Islands exempted company’s articles of association. Business may only be transacted at a meeting of shareholders of a Cayman Islands exempted company if a quorum is present. The Cayman Articles provide that the holders of record of one-third of the issued and outstanding shares entitled to vote, present in person or represented by proxy, shall constitute a quorum at any meeting of shareholders.

Shareholder Inspection Rights

The MBCA provides that upon five days written notice a shareholder of a corporation is entitled to inspect and copy, during regular business hours at the office where they are maintained, copies of any of the following records of the corporation: (1) articles of organization and bylaws, (2) resolutions adopted by the board of directors creating one or more classes or series of shares and fixing their rights and preferences, (3) minutes and written consents of all shareholders’ meetings for the past three years, (4) all written communications to shareholders generally within the past three years, including financial statements furnished, (5) a list of the names and business addresses of the corporation’s current directors and officers, and (6) the corporation’s most recent annual report delivered to the Secretary of the Commonwealth.

Under Cayman Islands law, shareholders generally do not have any rights to inspect or obtain copies of the register of shareholders or other corporate records of a company, though directors may from time to time determine whether and to what extent and at what times and places and under what conditions or regulations the accounts and books of a Cayman Islands exempted company or any of them will be open to the inspection of shareholders not being directors.

What Doesn’t Change After the Redomestication?

Apart from being governed by the Cayman Articles, the Companies Act, and the common law of the Cayman Islands, following completion of the Redomestication, the Company will continue to exist in the form of a Cayman Islands exempted company and will continue to be treated as a U.S. corporation for all purposes under the Code. By virtue of the Redomestication, all of the rights, privileges and powers of the Massachusetts Corporation, and all property, real, personal, and mixed, and all debts due to the Massachusetts Corporation, as well as all other things and causes of action belonging to the Massachusetts Corporation, will remain vested in the Cayman Company and will be the property of the Cayman Company. In addition, all debts, liabilities, and duties of the Massachusetts Corporation will remain attached to the Cayman Company and may be enforced against the Cayman Company.

No Change in the Business

The Redomestication will not result in any change in the Company’s business, management, obligations, assets, or liabilities (other than as a result of the transaction costs related to the Redomestication).

The Company’s management, including all directors and officers, will remain the same in connection with the Redomestication and will have the same positions within the Cayman Company. To the extent that the Redomestication will require the consent or waiver of a third party, the Company will use commercially reasonable efforts to obtain such consent or waiver before completing the Redomestication. The Company does not expect that any such required consent will impede its ability to redomesticate to the Cayman Islands. The Redomestication will not otherwise adversely affect any of the Company’s material contracts with any third parties, and the Company’s rights and obligations under such material contractual arrangements will continue as rights and obligations of the Cayman Company.

No Change in Nasdaq Listing or SEC Reporting Obligations

The Company will continue to be a publicly held company following completion of the Redomestication, and the Cayman Shares will continue to be listed on Nasdaq and traded under the symbol “KRSA”. We expect that the Cayman Shares will trade under a new CUSIP. The Company will continue to file required periodic reports and other documents with the SEC. Except as related to the implementation of a new CUSIP, there is not expected to be any interruption in the trading of the Cayman Shares as a result of the Redomestication. The Company and its shareholders will be in the same respective positions under the federal securities laws after the Redomestication as the Company and its shareholders were prior to the Redomestication.

No Material Accounting Implications

Effecting the Redomestication will not have any material accounting implications.

No Exchange of Stock Certificates Required

Shareholders will not be required to exchange their existing stock certificates (if any) for new share certificates.

Material U.S. Federal Income Tax Considerations of the Redomestication

The following discussion is a summary of U.S. federal income tax considerations to U.S. Holders (as defined below) of the Company’s common stock and the Company’s convertible preferred stock (together, the “Company stock”) of the Redomestication. The discussion does not purport to be a complete analysis of all potential tax considerations. The considerations of other U.S. federal tax laws, such as estate and gift tax laws, and any applicable state, local or non-U.S. tax laws, are not discussed. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations promulgated under the Code, judicial decisions and published rulings and administrative pronouncements of the U.S. Internal Revenue Service (the “IRS”), in each case in effect as of the date hereof. These authorities may change or be subject to differing interpretations. Any such change or differing interpretation may be applied retroactively in a manner that could adversely affect a U.S. Holder. The Company has not sought and will not seek any rulings from the IRS regarding the matters discussed below. There can be no assurance the IRS or a court will not take a contrary position to that discussed below regarding the tax considerations of the Redomestication.

This discussion is limited to a U.S. Holder that holds Company stock as a “capital asset” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all U.S. federal income tax considerations relevant to a U.S. Holder’s particular circumstances, including without limitation the effect of the Medicare contribution tax on net investment income, the alternative minimum tax, or the special tax accounting rules under Section 451(b) of the Code. In addition, it does not address considerations relevant to U.S. Holders subject to special rules, such as:

•	U.S. expatriates and former citizens or long-term residents of the United States;

•	U.S. Holders whose functional currency is not the U.S. dollar;

•	persons holding Company stock as part of a hedge, straddle, or other risk-reduction strategy or as part of a conversion transaction or other integrated investment;

•	banks, insurance companies, and other financial institutions;

•	real estate investment trusts or regulated investment companies;

•	brokers, dealers or traders in securities or other persons that elect to use a mark-to-market method of accounting for their holdings in Company stock;

•

partnerships or other entities or arrangements classified as partnerships, passthroughs, or disregarded entities for U.S. federal income tax purposes (and investors therein), S corporations or other passthrough entities (including hybrid entities);

•	tax-exempt organizations or governmental organizations;

•	persons deemed to sell Company stock under the constructive sale provisions of the Code;

•	persons who hold or receive Company stock pursuant to the exercise of any employee stock option or otherwise as compensation;

•	tax-qualified retirement plans; and

•	persons that own, or have owned, actually or constructively, more than 5% of the Company stock.

If an entity or arrangement classified as a partnership for U.S. federal income tax purposes holds Company stock, the tax treatment of a partner in the partnership will depend on the status of the partner, the activities of the partnership, and certain determinations made at the partner level. Accordingly, a partnership holding Company stock and each partner in such partnership is urged to consult its tax advisor regarding the U.S. federal income tax considerations to it of the Redomestication.

For purposes of this discussion, a “U.S. Holder” is any beneficial owner of Company stock that, for U.S. federal income tax purposes, is or is treated as any of the following:

•	an individual who is a citizen or resident of the United States;

•	a corporation created or organized under the laws of the United States, any state thereof or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income tax regardless of its source; or

•

a trust that: (i) is subject to the primary supervision of a U.S. court and the control of one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code); or (ii) has a valid election in effect to be treated as a U.S. person for U.S. federal income tax purposes.

This discussion is for informational purposes only and is not tax advice. Each holder of Company stock is urged to consult its tax advisor with respect to the application of the U.S. federal income tax laws to its particular situation as well as any tax considerations of the Redomestication arising under U.S. federal estate or gift tax laws, the laws of any state, local or non-U.S. taxing jurisdiction or any applicable income tax treaty.

U.S. Tax Status of the Cayman Company after the Redomestication

Pursuant to Section 7874 of the Code, the Company after the Redomestication is and will continue to be treated as a U.S. corporation for all purposes under the Code. As such, the Company after the Redomestication is subject to U.S. federal income tax on the Company’s worldwide taxable income (regardless of whether such income is “U.S. source” or “foreign source”) and is required to file a U.S. federal income tax return annually with the IRS.

The Redomestication

The Company intends that, and the remainder of this discussion assumes that, the Redomestication will qualify as a “reorganization” for U.S. federal income tax purposes pursuant to Section 368(a)(1)(F) of the Code. As a result, a U.S. Holder will not recognize gain or loss upon the proposed Redomestication. A U.S. Holder will have the same aggregate basis in its Company stock after the Redomestication as such U.S. Holder had in the corresponding Company stock immediately prior to the Redomestication. A U.S. Holder’s holding period in the Company stock immediately following the Redomestication will include such U.S. Holder’s holding period in the corresponding Company stock immediately prior to the Redomestication. Each U.S. Holder of shares of Company stock acquired on different dates and at different prices is urged to consult its tax advisor regarding the allocation of the tax basis and holding period of such shares.

Tax Reporting Regarding the Redomestication

Each U.S. Holder that receives shares of Company stock in the Redomestication is required to retain permanent records pertaining to the Redomestication and make such records available to any authorized IRS officers and employees. Such records should specifically include information regarding the amount, basis, and fair market value of all transferred property and relevant facts regarding any liabilities assumed or extinguished as part of such reorganization. Each U.S. Holder who owned at least five percent (by vote or value) of the total outstanding stock of the Company or who owned securities of the Company with a basis of $1,000,000 or more is required to attach a statement to their tax returns for the year in which the Redomestication is consummated that contains the information listed in Treasury Regulations Section 1.368-3(b). Such statement must include the U.S. Holder’s tax basis in the holder’s Company stock and the fair market value of such stock. Each U.S. Holder is urged to consult with its tax advisor to comply with these rules.

This discussion of U.S. federal income tax considerations of the Redomestication is for general information purposes only and is not intended to be, and should not be construed as, tax advice. Determining the actual tax considerations of the Redomestication to a holder may be complex and will depend on such holder’s specific situation and on factors that are not within the Company’s knowledge or control. Each holder is urged to consult its tax advisor with respect to the application of U.S. federal income tax laws to its specific situation as well as any tax considerations arising under the U.S. federal estate or gift tax rules or under the laws of any state, local, non-U.S., or other taxing jurisdiction.

Additional Information

Regulatory Matters

The consummation of the Redomestication does not require any Cayman Islands regulatory approval but certain documents will be required to be filed with the Cayman Islands Registrar of Companies including:

•

A director’s undertaking confirming that the Cayman Company is able to pay its debts as they become due in the ordinary course of business together with a statement of the Cayman Company’s assets and liabilities;

•

A sworn affidavit from a director stating that the Cayman Company is not in liquidation, subject to insolvency proceedings, or in the process of being wound up in any jurisdiction together with certain other declarations required under the Companies Act;

•

A certificate of good standing provided by the Secretary of the Commonwealth of Massachusetts immediately prior to the Redomestication together with the charter documents of the Massachusetts Corporation;

•	A formal notice of continuation to be filed with the Cayman Islands Registrar of Companies, notifying it of the Cayman Company’s intent to continue as a Cayman Islands exempted company; and

•	A directors’ resolution resolving to change the domicile of the Massachusetts Corporation from Massachusetts to the Cayman Islands.

Once the above requirements are satisfied, the Cayman Islands Registrar of Companies will issue a Certificate of Continuation, which serves as evidence that the Cayman Company has been duly registered in the Cayman Islands and migrated out of Massachusetts.

The consummation of the Redomestication requires the filing of articles of charter surrender with the Secretary of the Commonwealth of Massachusetts, as provided in the Plan of Domestication attached as Annex A to this proxy statement.

No other regulatory or governmental approvals or consents will be required in connection with the Redomestication.

Appraisal Rights

Holders of the Company’s common stock are not entitled to appraisal rights with respect to the Redomestication described in this proposal.

Legal Proceedings

From time to time, the Company may become subject to various legal proceedings and claims that arise in the ordinary course of its business activities. As of the date of this proxy statement, the Company is not currently a party to any claim or litigation, the outcome of which, if determined adversely to it, would individually or in the aggregate be reasonably expected to have a material adverse effect on its business. Regardless of the outcome, litigation can have an adverse impact on the Company because of defense and settlement costs, diversion of management resources and other factors.

Enforcement of Civil Liabilities

The Cayman Islands has a different body of securities laws as compared to the United States and may provide less protection to investors. Additionally, Cayman Islands companies may not have standing to sue before the Federal courts of the United States.

There is uncertainty as to whether the courts of the Cayman Islands will recognize and enforce against us, our directors and/or executive officers in the United States judgments obtained in the United States courts predicated upon the civil liability provisions of the securities laws of the United States. The courts of the Cayman Islands may be unlikely (i) to recognize or enforce against us judgments of courts of the United States predicated upon the civil liability provisions of the federal securities laws of the United States or any state; and (ii) in original actions brought in the Cayman Islands, to impose liabilities against us predicated upon the civil liability provisions of the federal securities laws of the United States or any state, so far as the liabilities imposed by those provisions are penal in nature. In those circumstances, although there is no statutory enforcement in the Cayman Islands of judgments obtained in the United States (and the Cayman Islands are not a party to any treaties for the reciprocal enforcement or recognition of such judgments with the United States), the courts of the Cayman Islands may, by an action commenced on the judgment obtained in the United States in the courts of the Cayman Islands, recognize and enforce, without retrial of the merits at common law, a foreign money judgment of a foreign court of competent jurisdiction provided certain conditions are met. For a foreign judgment to be enforced in the Cayman Islands, the court must have had proper jurisdiction over the parties subject to such judgment as a matter of Cayman Islands conflict of law rules, and such judgment must be: final and conclusive and for a liquidated sum, and must not be in respect of multiple damages, taxes or a fine or penalty, or other charges of a like nature, inconsistent with a Cayman Islands judgment in respect of the same matter, impeachable on the grounds of fraud or obtained in a manner, and or be of a kind the enforcement of which is, contrary to natural justice or the public policy of the Cayman Islands (awards of punitive or multiple damages may well be held to be contrary to public policy), no new admissible evidence relevant to the action is submitted prior to the rendering of the judgment by the courts of the Cayman Islands; and there is due compliance with the correct procedures under the laws of the Cayman Islands. A Cayman Islands Court may stay enforcement proceedings if concurrent proceedings are being brought elsewhere.

Interest of Certain Persons

The Board believes that the corporate laws of the Commonwealth of Massachusetts and the Cayman Islands are substantially comparable as to the rights of shareholders, at least on balance of the relevant considerations against one another and as relevant to the Company. As part of its process, the Board considered if domestication to the Cayman Islands would convey any non-ratable benefits on any of the Company’s directors or officers and did not identify any such non-ratable benefits. However, others may allege, and shareholders should be aware in voting on the Redomestication Proposal and the Redomestication Resolutions, that the Company’s directors and executive officers may be considered to have interests in the Redomestication that are different from, or in addition to, the interests of the shareholders generally to the extent that it might afford them greater limitations on liability under the common law of the Cayman Islands for acts in their capacities as directors or officers occurring after the Redomestication.

Shareholders should also be aware of the following relationships in considering the recommendation of the Board. Entities affiliated with Fairmount Funds Management LLC (“Fairmount”) and entities affiliated with Venrock Healthcare Capital Partners (“Venrock”) hold shares of the Company’s common stock and hold shares of the Series B Preferred Stock. Tomas Kiselak, a member of the Board, is a manager of Fairmount, and Nimish Shah, a member of the Board, is a voting member of the management entities of certain Venrock funds, as described in the footnotes to the table in the section titled “Security Ownership of Certain Beneficial Owners and Management.” If the Redomestication is effected, each outstanding share of Massachusetts Series B Preferred Stock will be automatically converted into one Cayman Series B Preferred Share, and the rights, preferences and privileges of the Massachusetts Series B Preferred Stock will be carried over into the Cayman Series B Certificate of Designation on terms that correspond to the existing terms of the Massachusetts Series B Preferred Stock. Those rights include the protective provisions requiring the consent of the holders of a majority of the outstanding Massachusetts Series B Preferred Stock before the Company may take specified actions, including the consummation of certain fundamental transactions, increases in the size of the Board and the retention or replacement of the Company’s independent registered public accounting firm, independent compensation consultant or corporate counsel, and the right of the holders of the Massachusetts Series B Preferred Stock, at all times when at least 30% of the originally issued shares remain outstanding, to elect four directors, each entitled to three votes on each matter presented to the Board. The Board considered these arrangements and concluded that, because the Cayman Series B Preferred Shares will have rights, preferences and privileges that correspond to those of the existing Massachusetts Series B Preferred Stock, the carryover of those rights on equivalent terms in the Redomestication does not confer a non-ratable benefit on the holders of the Massachusetts Series B Preferred Stock or on the directors affiliated with those holders. For a description of the terms of the Massachusetts Series B Preferred Stock and the Cayman Series B Preferred Shares, see the comparison table under the heading “Comparison of Rights of Holders of the Massachusetts Corporation Capital Stock and the Cayman Company Share Capital,” including the rows titled “Preferred Stock” and “Structure of Board of Directors; Term of Directors; Election of Directors.”

The Board has considered these potential interests, among other matters, in reaching the decision to approve the Redomestication and to recommend that the Company’s shareholders vote in favor of Proposal Nos. 1 and 2.

Proposal No. 1: To approve the domestication of the Company from the Commonwealth of Massachusetts to the Cayman Islands by domestication pursuant to the MBCA and to adopt the Redomestication Resolutions.

Vote Required

The affirmative vote of not less than two-thirds of the shares entitled to vote on the subject matter at the Special Meeting, assuming a quorum is present, is required for approval of Proposal No. 1. Abstentions and broker non-votes, if any, will have the same effect as votes “AGAINST” Proposal No. 1.

Unless otherwise instructed, it is the intention of the persons named in the accompanying proxy card to vote shares represented by properly executed proxy cards “FOR” the approval of the Redomestication and the adoption of the Redomestication Resolutions.

Proposal No. 2: To resolve as a special resolution that: (i) the redomestication of the Company from the Commonwealth of Massachusetts to the Cayman Islands by way of continuation pursuant to the Companies Act and the Redomestication Resolutions be approved; and (ii) with effect from the registration of the Company in the Cayman Islands, the memorandum of association and articles of association in the form presented to the Special Meeting (with such further consequential amendments as may be deemed necessary by the Board) be and are adopted as the memorandum of association and articles of association of the Cayman Company with the name of the company as set out therein.

Vote Required

The affirmative vote of not less than two-thirds of the votes properly cast by the holders of the Company’s common stock in person or represented by proxy at the Special Meeting, assuming a quorum is present, is required for approval of Proposal No. 2. Abstentions and broker non-votes, if any, will not be treated as votes cast and will have no effect on the outcome of Proposal No. 2.

Unless otherwise instructed, it is the intention of the persons named in the accompanying proxy card to vote shares represented by properly executed proxy cards “FOR” the approval of Proposal No. 2.

Conditionality of Proposal Nos. 1 and 2

Approval of each of Proposal No. 1 and Proposal No. 2 is a condition to the completion of the Redomestication. Therefore, the Redomestication will not be effected unless both Proposal No. 1 and Proposal No. 2 are approved by the requisite votes of the Company’s shareholders. If either Proposal No. 1 or Proposal No. 2 is not approved, the Redomestication will not be effected, even if the other proposal is approved, and the Company will remain a Massachusetts corporation.

Preferred Stock; No Separate Vote at the Special Meeting

Only holders of the Company’s common stock as of the Record Date are entitled to vote at the Special Meeting. The Massachusetts Series A Preferred Stock has no voting rights except as required by law, and the Massachusetts Series B Preferred Stock has no voting rights on the matters to be presented at the Special Meeting. As of the Record Date, [●] shares of Series A Preferred Stock and [●] shares of Series B Preferred Stock were outstanding.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF PROPOSAL NOS. 1 AND 2 AND THE ADOPTION OF THE REDOMESTICATION RESOLUTIONS.

PROPOSAL NO. 3: THE ADJOURNMENT PROPOSAL

General

The Company is asking its shareholders to approve an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there is not a sufficient number of votes in favor of the Domestication Proposal and/or the Continuation and Cayman Articles Proposal (the “Adjournment Proposal”). If shareholders approve the Adjournment Proposal, the Company could adjourn the Special Meeting, and any adjourned session of the Special Meeting, and use the additional time to solicit additional proxies, including the solicitation of proxies from shareholders that have previously returned properly authorized proxies voting against approval of the Domestication Proposal or the Continuation and Cayman Articles Proposal. Among other things, approval of the Adjournment Proposal could mean that, even if the Company had received proxies representing a sufficient number of votes against approval of the Domestication Proposal or the Continuation and Cayman Articles Proposal such that either such proposal would be defeated, the Company could adjourn the Special Meeting without a vote on the Domestication Proposal or the Continuation and Cayman Articles Proposal and seek to convince the holders of those shares to change their votes to votes in favor of approval of such proposals.

Because approval of the Domestication Proposal requires the affirmative vote of not less than two-thirds of the shares of common stock outstanding and entitled to vote at the Special Meeting, every share that is not voted at the Special Meeting has the same effect as a vote against the Domestication Proposal. The Board believes that, if the number of shares of common stock present or represented at the Special Meeting and voting in favor of the Domestication Proposal and the Continuation and Cayman Articles Proposal is insufficient to approve those proposals, it is in the best interests of the shareholders to enable the Board of Directors to continue to seek to obtain a sufficient number of additional votes to approve them.

In addition, and regardless of whether the Adjournment Proposal is approved, if there are insufficient votes to approve Proposal Nos. 1 and 2 at the time of the Special Meeting, the chair of the Special Meeting may adjourn the Special Meeting to another place, date or time, or the persons named as proxies may vote the shares represented by properly authorized proxies in their discretion to adjourn the Special Meeting to another place, date or time, in each case in order to solicit additional proxies, to the extent permitted by the Company’s bylaws and applicable law.

Notwithstanding the order of the resolutions on the notice to the Special Meeting, the Adjournment Proposal may be presented first to the shareholders if, based on the tabulated vote collected at the time of the Special Meeting, there are insufficient votes for, or otherwise in connection with, the approval of the Domestication Proposal and the Continuation and Cayman Articles Proposal.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is presented at the Special Meeting and is not approved, the Company may not be able to adjourn the Special Meeting to a later date in order to solicit additional proxies. If the Company is unable to adjourn the Special Meeting to solicit additional proxies, and sufficient votes in favor of the Domestication Proposal and the Continuation and Cayman Articles Proposal have not been received at the time of the Special Meeting, the Redomestication would not be approved and would not be effected, and the Company would remain a Massachusetts corporation.

Vote Required

The number of affirmative votes exceeding the number of votes opposing the Adjournment Proposal, assuming a quorum is present, is required for the approval of the Adjournment Proposal. Abstentions are not counted as votes cast and will have no effect on the outcome of the Adjournment Proposal. Because each of the proposals to be voted on at the Special Meeting is considered “non-routine” under applicable rules, brokers, banks and other nominees do not have discretionary authority to vote on any proposal at the Special Meeting, and the Company therefore does not expect any broker non-votes at the Special Meeting. Any broker non-votes, if received, would have no effect on the outcome of the Adjournment Proposal.

Recommendation of the Board of Directors

The Board has determined and believes that adjourning the Special Meeting, if necessary, to solicit additional proxies if there is not a sufficient number of votes in favor of the Domestication Proposal and/or the Continuation and Cayman Articles Proposal is fair to, in the best interests of, and advisable to, the Company and its shareholders and has approved and adopted the proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ADJOURNMENT PROPOSAL. PROPERLY AUTHORIZED PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL (PROPOSAL 3 ON YOUR PROXY CARD) UNLESS INSTRUCTIONS TO THE CONTRARY ARE GIVEN.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of the Company’s common stock as of [●], 2026, the Record Date for the Special Meeting, for:

•	each person, or group of affiliated persons, known by the Company to be the beneficial owner of more than 5% of the Company’s common stock;

•	each of the Company’s directors;

•	each of the Company’s named executive officers; and

•	all of the Company’s directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and thus represents voting or investment power with respect to the Company’s securities. Under such rules, beneficial ownership includes any shares over which the individual or entity has sole or shared voting power or investment power as well as any shares that the individual or entity has the right to acquire within 60 days of [●], 2026. Shares of the Company’s common stock that an individual or entity has the right to acquire within 60 days of [●], 2026 are deemed to be outstanding and beneficially owned by the individual or entity for the purpose of computing the percentage ownership of that individual or entity, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. To the Company’s knowledge and subject to applicable community property rules, and except as otherwise indicated below, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned.

The table lists applicable percentage ownership based on 45,541,425 shares of common stock outstanding as of [●], 2026. The number of shares beneficially owned includes shares of common stock that each person has the right to acquire within 60 days of [●], 2026, including upon the exercise of stock options and warrants. These stock options and warrants shall be deemed to be outstanding for the purpose of computing the percentage of outstanding shares of the Company’s common stock owned by such person but shall not be deemed to be outstanding for the purpose of computing the percentage of outstanding shares of the Company’s common stock owned by any other person.

Unless otherwise indicated, the address for each beneficial owner listed in the table below is c/o Korsana Biosciences, Inc., 203 Crescent Street, Bldgs. #3/3A/4, Suite 503, Waltham, Massachusetts 02453.

NAME OF BENEFICIAL OWNER	NUMBER OF SHARES BENEFICIALLY OWNED	PERCENTAGE OF SHARES OUTSTANDING BENEFICIALLY OWNED
5% or Greater Shareholders
Entities Affiliated with Fairmount(1)	9,103,729	19.99%
Entities Affiliated with Venrock Healthcare Capital Partners(2)	4,549,585	9.99%
Entities Affiliated with TCGX(3)	4,549,587	9.99%
Entities Affiliated with Wellington Management(4)	2,974,731	6.53%
FMR LLC(5)	2,631,058	5.78%
Entities Affiliated with J.P. Morgan Life Sciences Private Capital(6)	2,687,914	5.90%
Entities Affiliated with Janus Henderson Investors(7)	2,344,819	5.15%

NAME OF BENEFICIAL OWNER	NUMBER OF SHARES BENEFICIALLY OWNED	PERCENTAGE OF SHARES OUTSTANDING BENEFICIALLY OWNED
Directors and Named Executive Officers
Andrew Gottesdiener, M.D.	—	*
Heidi Henson(8)	11,221	*
Tomas Kiselak(1)	9,103,729	19.99%
Michelle Pernice(9)	13,802	*
Jonathan Violin, Ph.D.(10)	578,653	1.26%
Mark Vignola	—	*
Nimish Shah(2)	4,549,585	9.99%
Matthew Leoni, M.D.	—	*
All executive officers and directors as a group (8 persons)(11)	14,256,990	31.04%

*	Less than 1%.
(1)

Consists of (i) 6,911,174 shares of the Company’s common stock held directly by Fairmount Healthcare Fund II, L.P. (“Fairmount Fund II”) and (ii) 2,192,555 shares of the Company’s common stock held directly by Fairmount Healthcare Co-Invest VI L.P. (“Co-Invest”). Excludes (i) 66,436 shares of the Company’s common stock issuable upon the exercise of pre-funded warrants held by Fairmount Fund II and (ii) 2,074,000 shares of the Company’s common stock issuable upon the conversion of 2,074 shares of the Company’s Series B Preferred Stock held by Fairmount Fund II. The pre-funded warrants are subject to a beneficial ownership limitation of 19.99% and the shares of the Company’s Series B Preferred Stock are subject to a beneficial ownership limitation of 19.99%, which such limitations restrict Fairmount Funds Management LLC (“Fairmount”) and its affiliates from exercising that portion of the warrants and converting those shares of preferred stock that would result in Fairmount and its affiliates owning, after exercise or conversion, a number of shares of the Company’s common stock in excess of the applicable ownership limitation. At such time as Fairmount and its affiliates beneficially own 9.0% or less of the shares of common stock, the beneficial ownership limitation applicable to the shares of the Company’s Series B Preferred Stock will automatically reduce to 9.99%. Fairmount serves as investment manager for Fairmount Fund II and Co-Invest. Each of Fairmount Fund II and Co-Invest has delegated to Fairmount the sole power to vote and the sole power to dispose of all securities held in its portfolio. Because each of Fairmount Fund II and Co-Invest has divested itself of voting and investment power over the securities it holds and may not revoke that delegation on less than 61 days’ notice, each of Fairmount Fund II and Co-Invest disclaims beneficial ownership of the securities it holds. As managers of Fairmount, Peter Harwin and Tomas Kiselak may be deemed to have voting and investment power over the shares held by Fairmount Fund II and Co-Invest. Fairmount, Peter Harwin and Tomas Kiselak disclaim beneficial ownership of such shares, except to the extent of any pecuniary interest therein. The address of the entities and individuals listed is 200 Barr Harbor Drive, Suite 400, West Conshohocken, PA 19428.

(2)

Consists of (i) 2,024,520 shares of the Company’s common stock held by Venrock Healthcare Capital Partners EG, L.P. (“VHCP EG”), (ii) 1,001,091 shares of the Company’s common stock held by Venrock Healthcare Capital Partners XP, L.P. (“VHCP XP”), (iii) 1,385,432 shares of the Company’s common stock held by Venrock Healthcare Capital Partners III, L.P. (“VHCP III”) and (iv) 138,542 shares of the Company’s common stock held by VHCP Co-Investment Holdings III, LLC (“VHCP Co-III”). Excludes an aggregate of 3,305,044 shares of the Company’s common stock issuable upon the exercise of pre-funded warrants, comprised of (i) 1,470,712 shares held by VHCP EG, (ii) 727,242 shares held by VHCP XP, (iii) 1,006,446 shares held by VHCP III and (iv) 100,644 shares held by VHCP Co-III. Excludes an aggregate of 1,908,000 shares of the Company’s common stock issuable upon the conversion of 1,908 shares of the Company’s Series B Preferred Stock, comprised of (i) 935 shares held by VHCP EG, (ii) 830 shares held by VHCP XP, (iii) 130 shares held by VHCP III and (iv) 13 shares held by VHCP Co-III. VHCP Management EG, LLC (“VHCPM EG”) is the sole general partner of VHCP EG. VHCP Management III, LLC

(“VHCPM III”) is the sole general partner of VHCP III and the sole manager of VHCP Co-III. VHCP Management XP, LLC (“VHCPM XP”) is the sole general partner of VHCP XP. Dr. Bong Koh and Nimish Shah are the voting members of VHCPM III, VHCPM EG and VHCPM XP. The principal business address of each of the foregoing persons is 7 Bryant Park, 23rd Floor, New York, New York 10018.
(3)

Consists of 4,549,587 shares of the Company’s common stock held by TCG Crossover Fund II, L.P. (“TCGX”). Excludes 155,478 shares of the Company’s common stock issuable upon the exercise of pre-funded warrants. The pre-funded warrants are subject to a beneficial ownership limitation of 9.99%, which such limitation restricts TCGX and its affiliates from exercising that portion of the warrants that would result in TCGX and its affiliates owning, after exercise, a number of shares of the Company’s common stock in excess of the ownership limitation. TCG Crossover GP II, LLC, the General Partner of TCGX, and Chen Yu, Managing Partner of TCG Crossover GP II, LLC, have shared voting and dispositive power over the securities held by TCGX. The address for each of TCGX, TCG Crossover GP II, LLC and Chen Yu is 245 Lytton Ave., Suite 350, Palo Alto, California 94301.

(4)

Consists of (i) 2,775,788 shares of the Company’s common stock held by Wellington Biomedical Innovation Master Investors (Cayman) II L.P. (“Wellington Biomedical Fund”), (ii) 49,858 shares of the Company’s common stock held by Wellington Biotechnology Long/Short Fund, L.P. (“Wellington LS”), (iii) 45,385 shares of the Company’s common stock held by Wellington Biotechnology Long/Short Fund (Bermuda) L.P. (“Wellington LS Bermuda”), and (iv) 103,700 shares of the Company’s common stock held by Wellington Private Investments Opportunities SPV 2, LLC (“WPIO”). Wellington Management Company LLP, a registered investment adviser under the Investment Advisers Act of 1940, as amended (“WMC”), is the investment advisor to Wellington Biomedical Fund, Wellington LS, Wellington LS Bermuda, and WPIO. Wellington Biomedical Innovation II GP L.P. is the general partner of Wellington Biomedical Fund. Wellington Alternative Investments LLC (“WAI”) is the Manager of WPIO and Wellington Management Investment, Inc. is the Managing Member of WAI. WMC is an indirect subsidiary of Wellington Management Group LLP. Wellington Management Group LLP and WMC may be deemed beneficial owners with shared voting and investment power over the shares held by Wellington Biomedical Fund, Wellington LS, Wellington LS Bermuda, and WPIO. Additional information about WMC is available in its Form ADV filed with the SEC. The address of all entities referenced in this footnote is 280 Congress Street, Boston, MA 02210.

(5)

These shares are owned by funds or accounts managed by direct or indirect subsidiaries of FMR LLC, all of which shares are beneficially owned, or may be deemed to be beneficially owned, by FMR LLC, certain of its subsidiaries and affiliates, and other companies. Abigail P. Johnson is a Director, the Chairman, and the Chief Executive Officer of FMR LLC. Members of the Johnson family, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC. FMR LLC and Abigail P. Johnson each have sole dispositive power over the shares reported herein; neither has sole voting power over such shares. The address of FMR LLC is 245 Summer Street, Boston, Massachusetts 02110.

(6)

Consists of (i) 2,292,792 shares of the Company’s common stock held by 270 Life Sciences Private Capital Master Fund I SCA-RAIF, (ii) 333,301 shares of the Company’s common stock held by 270 Life Sciences Private Capital Employee Fund I LP and (iii) 61,821 shares of the Company’s common stock held by J.P. Morgan Growth Equity Division Holdings Inc. 270 Life Sciences Private Capital Master Fund I SCA-RAIF is duly represented and acting through its managing general partner (actionnaire gérant commandité), 270 Life Sciences Private Capital Fund I GP (Lux) S.à.r.l. J.P. Morgan Growth Equity Division Holdings is the sole general partner of 270 Life Sciences Private Capital Employee Fund I LP. The address for each of these entities is 390 Madison Avenue, Floor 27, New York, NY 10172.

(7)	Consists of (i) 1,659,297 shares of the Company’s common stock held by Janus Henderson Biotech Innovation Master Fund Limited and (ii) 685,522 shares of the Company’s common stock held by Janus

Henderson Biotech Innovation Master Fund II Limited (together, “Janus Master Fund”). Such shares may be deemed to be beneficially owned by Janus Henderson Investors US LLC (“Janus”), an investment adviser registered under the Investment Advisers Act of 1940, as amended, who acts as investment adviser for Janus Master Fund and has the ability to make decisions with respect to the voting and disposition of the shares subject to the oversight of the board of directors of Janus Master Fund. Under the terms of its management contract with Janus Master Fund, Janus has overall responsibility for directing the investments of Janus Master Fund in accordance with the investment objective, policies, and limitations. Janus Master Fund has one or more portfolio managers appointed by and serving at the pleasure of Janus who make decisions with respect to the disposition of the shares. The portfolio managers for Janus Master Fund are Andrew Acker, Daniel S. Lyons, and Agustin Mohedas. The business address of each of the aforementioned parties is c/o Janus Henderson Investors US LLC, 151 Detroit Street, Denver, Colorado 80206.
(8)	Consists of (a) vested options to acquire 5,610 shares of common stock and (b) options to acquire 5,611 shares of common stock that will vest within 60 days of [●], 2026.
(9)	Consists of (a) vested options to acquire 13,202 shares of common stock and (b) options to acquire 600 shares of common stock that will vest within 60 days of [●], 2026.
(10)

Consists of (a) 207,400 shares of restricted common stock, (b) vested options to acquire 327,576 shares of common stock and (c) options to acquire 43,677 shares of common stock that will vest within 60 days of [●], 2026.

(11)	See notes 1, 2, 8, 9 and 10.

HOUSEHOLDING OF PROXY MATERIALS

The Company has adopted a procedure called “householding,” which the SEC has approved. Under this procedure, the Company delivers a single copy of the proxy materials to multiple shareholders who share the same address, unless the Company has received contrary instructions from one or more of such shareholders. This procedure reduces the Company’s printing costs, mailing costs and fees. Shareholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, the Company will deliver promptly a separate copy of the proxy materials to any shareholder at a shared address to which the Company delivered a single copy of any of these materials. This request may be submitted by contacting Korsana Biosciences, Inc., 203 Crescent Street, Bldgs. #3/3A/4, Suite 503, Waltham, MA 02453, Attention: Corporate Secretary, or by telephone at (781) 516-2325. The Company will deliver those documents to such shareholder promptly upon receiving the request. Any such shareholder may also contact the Company’s corporate secretary using the above contact information if he or she would like to receive separate proxy materials in the future. If you are receiving multiple copies of the Company’s proxy materials, you may request householding in the future by contacting the Company’s corporate secretary.

A number of brokers with account holders who are shareholders of the Company may also household the Company’s proxy materials. If you hold your shares in street name and would like to change your householding election, please contact your broker, bank or other nominee.

OTHER MATTERS

Under the Company’s bylaws, only the business set forth in the accompanying Notice of Special Meeting may be conducted at the Special Meeting. As of the date of this proxy statement, the Board does not know of any business to be presented at the Special Meeting other than as set forth in the accompanying Notice of Special Meeting. If any other matters incident to the conduct of the Special Meeting should properly come before the Special Meeting, or any adjournment or postponement thereof, it is intended that the shares represented by properly authorized proxies will be voted with respect to such matters in accordance with the judgment of the persons voting the proxies.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The Company’s SEC filings are available to the public free of charge at the website maintained by the SEC at www.sec.gov. You may also read and copy any document the Company files with the SEC on the Company’s website at https://investors.korsana.com. Information contained on, or accessible through, the SEC’s website or the Company’s website, and the reports described above, is not incorporated by reference into, and does not constitute a part of, this proxy statement.

You should rely on the information contained in this document to vote your shares at the Special Meeting. The Company has not authorized anyone to provide you with information that is different from what is contained in this document. This document is dated October [●], 2026. You should not assume that the information contained in this document is accurate as of any date other than that date, and the mailing of this document to shareholders at any time after that date does not create an implication to the contrary. This proxy statement does not constitute a solicitation of a proxy in any jurisdiction where, or to or from any person to whom, it is unlawful to make such proxy solicitations in such jurisdiction.

The Company will provide without charge to each person to whom a copy of this proxy statement is delivered, upon the written or oral request of any such person, additional copies of this proxy statement. Requests for such copies should be addressed to: Korsana Biosciences, Inc., 203 Crescent Street, Bldgs. #3/3A/4, Suite 503, Waltham, MA 02453, Attention: Corporate Secretary, telephone: (781) 516-2325.

If you have questions about the Special Meeting or voting, or if you need additional copies of this proxy statement or the proxy card, please contact the Company at Korsana Biosciences, Inc., 203 Crescent Street, Bldgs. #3/3A/4, Suite 503, Waltham, MA 02453, Attention: Corporate Secretary, telephone: (781) 516-2325.

ANNEX A

PLAN OF DOMESTICATION

This Plan of Domestication (this “Plan”) is adopted as of [●], 2026 and sets forth certain terms of the domestication of Korsana Biosciences, Inc., a Massachusetts corporation (the “Massachusetts Corporation”), to a Cayman Islands exempted company (the “Cayman Company”), pursuant to the terms of the Massachusetts Business Corporation Act (as amended, the “MBCA”) and Part XII of the Companies Act (As Revised) of the Cayman Islands (the “Companies Act”).

RECITALS:

A. The Massachusetts Corporation was incorporated in the Commonwealth of Massachusetts on September 6, 2018 under the name Cyclerion Therapeutics, Inc. and changed its name to Korsana Biosciences, Inc. on September 8, 2026.

B. Upon the terms and subject to the conditions set forth in this Plan, and in accordance with Section 9.20 of the MBCA and Part XII of the Companies Act, the Massachusetts Corporation will be domesticated to a Cayman Company.

C. The Board of Directors of the Massachusetts Corporation (the “Board”) has unanimously (i) determined that the Domestication (as defined below) is advisable and in the best interests of the Massachusetts Corporation and its shareholders and recommended the approval of the Domestication by the shareholders of the Massachusetts Corporation and (ii) approved and adopted this Plan, the Domestication and the other documents and transactions contemplated by this Plan, including the Cayman Articles, the Cayman Series A Certificate of Designation, the Cayman Series B Certificate of Designation, and the Articles of Charter Surrender (as each is defined below).

D. The shareholders of the Massachusetts Corporation have approved and adopted this Plan, the Domestication and the other documents and transactions contemplated by this Plan, including the Cayman Articles, the Cayman Series A Certificate of Designation, the Cayman Series B Certificate of Designation, and the Articles of Charter Surrender.

E. In connection with the Domestication, on the Effective Date (as defined below), each share of Common Stock, no par value (the “Massachusetts Common Stock”), Series A Convertible Preferred Stock, no par value (the “Massachusetts Series A Preferred Stock”), and Series B Non-Voting Convertible Preferred Stock, no par value (the “Massachusetts Series B Preferred Stock”), of the Massachusetts Corporation issued and outstanding (or held in treasury) immediately prior to the Effective Date shall be converted into one Ordinary Share, par value $0.0001 per share (the “Cayman Ordinary Shares”), one Series A Non-Voting Convertible Preferred Share, par value $0.0001 per share (the “Cayman Series A Preferred Shares”), and one Series B Non-Voting Convertible Preferred Share, par value $0.0001 per share (the “Cayman Series B Preferred Shares”), respectively, of the Cayman Company.

F. The mode of carrying out the Domestication into effect shall be as described in this Plan.

ARTICLE I. THE DOMESTICATION

1.1 Domestication. On the Effective Date, the Massachusetts Corporation will be domesticated to the Cayman Company by way of continuation of the Company from a corporation organized under the laws of the Commonwealth of Massachusetts to an exempted company incorporated under the laws of the Cayman Islands, pursuant to, and in accordance with, Section 9.20 of the MBCA and Part XII of the Companies Act (the “Domestication”). The Board and the shareholders of the Massachusetts Corporation have approved and adopted this Plan, the Domestication and the other documents and transactions contemplated by this Plan, including the Cayman Articles, the Cayman Series A Certificate of Designation, the Cayman Series B Certificate of Designation and the Articles of Charter Surrender.

1.2 Articles of Charter Surrender. The Massachusetts Corporation shall file articles of charter surrender in the form attached hereto as Exhibit A (the “Articles of Charter Surrender”) with the Secretary of the Commonwealth of Massachusetts (the “Secretary of the Commonwealth”) and shall file the memorandum and articles of association in the form attached hereto as Exhibit B (the “Cayman Articles”) and any and all documents required to be filed with the Cayman Islands Registrar of Companies in connection with the Domestication and the Massachusetts Corporation or the Cayman Company, as applicable, shall make all other filings or recordings required by the MBCA or the Companies Act in connection with the Domestication.

1.3 Effective Date. The Domestication will become effective upon the filing of the Articles of Charter Surrender with the Secretary of the Commonwealth and the issuance of a certificate of continuation by the Cayman Islands Registrar of Companies (the “Cayman Certificate of Continuation”) or at such later date and/or time as specified in the Articles of Charter Surrender and the Cayman Certificate of Continuation (the “Effective Date”).

ARTICLE II. ORGANIZATION

2.1 Cayman Governing Documents. On the Effective Date, the Cayman Articles, including the Certificate of Designation of Series A Non-Voting Convertible Preferred Shares attached hereto as Exhibit C (the “Cayman Series A Certificate of Designation”), the Certificate of Designation of Series B Non-Voting Convertible Preferred Shares attached hereto as Exhibit D (the “Cayman Series B Certificate of Designation,” and together with the Cayman Articles and the Cayman Series A Certificate of Designation, the “Cayman Governing Documents”), shall govern the Cayman Company until amended and/or restated in accordance with the Cayman Governing Documents and applicable law.

2.2 Directors and Officers. From and after the Effective Date, by virtue of the Domestication and without any further action on the part of the Massachusetts Corporation or its shareholders, the members of the Board and the officers of the Massachusetts Corporation holding their respective offices in the Massachusetts Corporation existing immediately prior to the Effective Date shall continue in their respective offices as members of the Board and officers of the Cayman Company.

ARTICLE III. EFFECT OF THE DOMESTICATION

3.1 Effect of Domestication. On the Effective Date, the effect of the Domestication will be as provided by this Plan and by the applicable provisions of the MBCA and the Companies Act. Without limitation of the foregoing, for all purposes of the laws of the Commonwealth of Massachusetts and the Cayman Islands, the Cayman Company will continue as a body corporate for all purposes, as if incorporated and registered as an exempted company under and subject to the Companies Act and all of the rights, privileges, and powers of the Massachusetts Corporation, and all property, real, personal, and mixed, and all debts due to the Massachusetts Corporation, as well as all other things and causes of action belonging to the Massachusetts Corporation, shall remain vested in the Cayman Company and shall be the property of the Cayman Company, and all debts, liabilities, and duties of the Massachusetts Corporation shall remain attached to the Cayman Company, and may be enforced against the Cayman Company to the same extent as if said debts, liabilities, and duties had originally been incurred or contracted by the Cayman Company.

3.2 Domestication of Shares. On the Effective Date, by virtue of the Domestication and without any further action by the Massachusetts Corporation or the shareholders, (i) each share of Massachusetts Common Stock issued and outstanding immediately before the Effective Date shall be converted into one Cayman Ordinary Share, and all options, warrants or other entitlement to receive a share of Massachusetts Common Stock shall automatically be converted into an option, warrant or other entitlement to receive a Cayman Ordinary Share, (ii) each share of Massachusetts Series A Preferred Stock issued and outstanding immediately before the Effective Date shall be converted into one Cayman Series A Preferred Share, and all options, warrants or other entitlement to receive a share of Massachusetts Series A Preferred Stock shall automatically be converted into an option, warrant or other entitlement to receive a Cayman Series A Preferred Share, and (iii) each share of

Massachusetts Series B Preferred Stock issued and outstanding immediately before the Effective Date shall be converted into one Cayman Series B Preferred Share, and all options, warrants or other entitlement to receive a share of Massachusetts Series B Preferred Stock shall automatically be converted into an option, warrant or other entitlement to receive a Cayman Series B Preferred Share.

ARTICLE IV. MISCELLANEOUS

4.1 Abandonment or Amendment. At any time prior to the filing of the Articles of Charter Surrender with the Secretary of the Commonwealth, the Massachusetts Corporation may abandon the proposed Domestication and terminate this Plan to the extent permitted by law or may amend this Plan.

4.2 Captions. The captions in this Plan are for convenience only and shall not be considered a part, or to affect the construction or interpretation, of any provision of this Plan.

4.3 Tax Reporting. The Domestication is intended to be a “reorganization” for purposes of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and this Plan of Domestication is hereby adopted as a “plan of reorganization” for purposes of Section 368(a)(1)(F) of the Code.

4.4 Governing Law. This Plan shall be governed by, and construed and interpreted in accordance with, the laws of the Commonwealth of Massachusetts.

IN WITNESS WHEREOF, this Plan has been executed on behalf of the Massachusetts Corporation by its officers thereunto duly authorized, all as of the date set forth above.

KORSANA BIOSCIENCES, INC.

By:

Name:

Title:

EXHIBIT A

MASSACHUSETTS ARTICLES OF CHARTER SURRENDER

[To be attached.]

EXHIBIT B

CAYMAN ISLANDS MEMORANDUM AND ARTICLES OF ASSOCIATION

[To be attached. See Annex B to this Proxy Statement.]

EXHIBIT C

CERTIFICATE OF DESIGNATION OF SERIES A NON-VOTING CONVERTIBLE PREFERRED SHARES

[To be attached. See Annex C to this Proxy Statement.]

EXHIBIT D

CERTIFICATE OF DESIGNATION OF SERIES B NON-VOTING CONVERTIBLE PREFERRED SHARES

[To be attached. See Annex D to this Proxy Statement.]

ANNEX B

FORM OF MEMORANDUM AND ARTICLES OF ASSOCIATION OF KORSANA BIOSCIENCES, INC. (AS A CAYMAN ISLANDS EXEMPTED COMPANY)

THE COMPANIES ACT (AS AMENDED)

COMPANY LIMITED BY SHARES

MEMORANDUM OF ASSOCIATION

OF

KORSANA BIOSCIENCES, INC.

(ADOPTED BY SPECIAL RESOLUTION PASSED ON _______ AND EFFECTIVE AS OF _______)

REF: ME/KG/K2900-202379

THE COMPANIES ACT (AS AMENDED)

COMPANY LIMITED BY SHARES

MEMORANDUM OF ASSOCIATION

OF

KORSANA BIOSCIENCES, INC.

(ADOPTED BY SPECIAL RESOLUTION PASSED ON _______ AND EFFECTIVE AS OF _______)

1.	The name of the company is Korsana Biosciences, Inc. (the “Company”).

2.

The registered office of the Company will be situated at the offices of Walkers Corporate Limited, 190 Elgin Avenue, George Town, Grand Cayman KY1-9008, Cayman Islands or at such other location as the Directors may from time to time determine.

3.

The objects for which the Company is established are unrestricted and the Company shall have full power and authority to carry out any object not prohibited by any law as provided by Section 7(4) of the Companies Act (as amended) of the Cayman Islands (the “Companies Act”).

4.

The Company shall have and be capable of exercising all the functions of a natural person of full capacity irrespective of any question of corporate benefit as provided by Section 27(2) of the Companies Act.

5.

The Company will not trade in the Cayman Islands with any person, firm or corporation except in furtherance of the business of the Company carried on outside the Cayman Islands; provided that nothing in this section shall be construed as to prevent the Company effecting and concluding contracts in the Cayman Islands, and exercising in the Cayman Islands all of its powers necessary for the carrying on of its business outside the Cayman Islands.

6.	The liability of the shareholders of the Company is limited to the amount, if any, unpaid on the shares respectively held by them.

7.

The authorised share capital of the Company is US$80,000 divided into 700,000,000 ordinary shares of a nominal or par value of US$0.0001 each and 100,000,000 preferred shares of a nominal or par value of US$0.0001 each provided always that subject to the Companies Act and the Articles of Association the Company shall have power to redeem or purchase any of its shares and to sub-divide or consolidate the said shares or any of them and to issue all or any part of its capital whether original, redeemed, increased or reduced with or without any preference, priority, special privilege or other rights or subject to any postponement of rights or to any conditions or restrictions whatsoever and so that unless the conditions of issue shall otherwise expressly provide every issue of shares whether stated to be ordinary, preference or otherwise shall be subject to the powers on the part of the Company hereinbefore provided.

8.	The Company may exercise the power contained in Section 206 of the Companies Act to deregister in the Cayman Islands and be registered by way of continuation in some other jurisdiction.

THE COMPANIES ACT (AS AMENDED)

COMPANY LIMITED BY SHARES

ARTICLES OF ASSOCIATION

OF

KORSANA BIOSCIENCES, INC.

(ADOPTED BY SPECIAL RESOLUTION PASSED ON _______ AND EFFECTIVE AS OF _______)

REF: ME/KG/K2900-202379

THE COMPANIES ACT (AS AMENDED)

COMPANY LIMITED BY SHARES

ARTICLES OF ASSOCIATION

OF

KORSANA BIOSCIENCES, INC.

(ADOPTED BY SPECIAL RESOLUTION PASSED ON      AND EFFECTIVE AS OF     )

TABLE A

The Regulations contained or incorporated in Table ‘A’ in the First Schedule of the Companies Act shall not apply to Korsana Biosciences, Inc. (the “Company”) and the following Articles shall comprise the Articles of Association of the Company.

INTERPRETATION

1.	In these Articles the following defined terms will have the meanings ascribed to them, if not inconsistent with the subject or context:

“Articles” means these articles of association of the Company, as amended or substituted from time to time.

“Attorney” has the meaning given to it in Article 65.

“Audit Committee” means the audit committee of the Company formed pursuant to Article 133 hereof, or any successor audit committee.

“Authorised Signatory” has the meaning given to it in Article 65.

“Branch Register” means any branch Register of such category or categories of Shareholders as the Company may from time to time determine.

“business day” means any day other than a Saturday, a Sunday or a U.S. Federal Holiday or a day on which banking institutions or trust companies are authorised or obligated by law to close in the United States.

“Certificate of Designation” means a certificate of designation of preferences, rights and limitations with respect to any Class of Preferred Shares (as may be amended from time to time).

“Class” or “Classes” means any class or classes of Shares as may from time to time be issued by the Company.

“Companies Act” means the Companies Act (as amended) of the Cayman Islands.

“Designated Stock Exchange” means any national securities exchange or automated quotation system on which the Company’s securities are listed for trading, including but not limited to The Nasdaq Stock Market LLC, The NYSE MKT LLC, The New York Stock Exchange LLC or any OTC market.

“Director Requisite Removal with Cause Threshold” has the meaning given to it in Article 49.

“Directors” means the directors of the Company for the time being, or as the case may be, the directors assembled as a board or as a committee thereof.

“electronic meeting” means an annual general meeting or a general meeting held and conducted wholly and exclusively by virtual attendance and participation by Shareholders and/or proxies by means of electronic facilities.

“Electronic Transactions Act” means the Electronic Transactions Act (as amended) of the Cayman Islands.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, or any similar U.S. federal statute and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the time.

“hybrid meeting” means an annual general meeting or a general meeting held and conducted by (i) physical attendance by Shareholders and/or proxies and (ii) virtual attendance and participation by Shareholders and/or proxies by means of electronic facilities.

“Indemnified Person” has the meaning given to it in Article 116.

“Material Ownership Interests” has the meaning given to in Article 10(c).

“Memorandum of Association” means the memorandum of association of the Company, as amended or substituted from time to time.

“Office” means the registered office of the Company as required by the Companies Act.

“Officers” means the officers for the time being and from time to time of the Company.

“Ordinary Resolution” means a resolution:

(a)

passed by a simple majority of the votes cast by such Shareholders as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at a general meeting of the Company and where a poll is taken regard shall be had in computing a majority to the number of votes to which each Shareholder is entitled; or

(b)

approved in writing by all of the Shareholders entitled to vote at a general meeting of the Company in one or more instruments each signed by one or more of the Shareholders and the effective date of the resolution so adopted shall be the date on which the instrument, or the last of such instruments, if more than one, is executed.

“Ordinary Shares” means the ordinary shares in the capital of the Company of $0.00001 nominal or par value designated as “Ordinary Shares”, and having the rights provided for in these Articles.

“paid up” means paid up as to the par value in respect of the issue of any Shares and includes credited as paid up.

“Person” means any natural person, firm, company, joint venture, partnership, company, association or other entity (whether or not having a separate legal personality) or any of them as the context so requires, other than in respect of a Director or Officer in which circumstances Person shall mean any person or entity permitted to act as such in accordance with the laws of the Cayman Islands.

“Preferred Shares” means the Preferred Shares in the capital of the Company of $0.00001 nominal or par value designated as Preferred Shares or such other Series of Preferred Shares, and having the rights provided for in these Articles.

“Proposing Person” has the meaning given to it in Article 10.

“Principal Register” means where the Company has established one or more Branch Registers pursuant to the Companies Act and these Articles, means the Register maintained by the Company pursuant to the Companies Act and these Articles that is not designated by the Directors as a Branch Register.

“qualified representative” has the meaning given to it in Article 15.

“Register” means the register of members of the Company required to be kept pursuant to the Companies Act and includes any Branch Register(s) established by the Company in accordance with the Companies Act.

“related person” has the meaning given to it in Article 10.

“Requisite Removal with Cause Threshold” has the meaning given to it in Article 49.

“Seal” means the common seal of the Company (if adopted) including any facsimile thereof.

“SEC” means the U.S. Securities and Exchange Commission.

“Secretary” means any Person appointed by the Directors to perform any of the duties of the secretary of the Company.

“Securities Act” means the U.S. Securities Act of 1933, as amended, or any similar U.S. federal statute and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the time.

“Series” means a series of a Class as may from time to time be issued by the Company.

“Share” means a share in the capital of the Company. All references to “Shares” herein shall be deemed to be Shares of any or all Classes as the context may require. For the avoidance of doubt in these Articles the expression “Share” shall include a fraction of a Share.

“Shareholder” means a Person who is registered as the holder of Shares in the Register and includes each subscriber to the Memorandum of Association pending entry in the Register of such subscriber.

“Shareholder Requisite Removal with Cause Threshold” has the meaning given to it in Article 48.

“Shareholder Requisition” has the meaning given to it in Article 16.

“Shareholder Requisition Delivery Date” has the meaning given to it in Article 16.

“Shareholder Requisitioned General Meeting” has the meaning given to it in Article 16.

“Share Premium Account” means the share premium account established in accordance with these Articles and the Companies Act.

“signed” or “executed” means bearing a signature or representation of a signature affixed by mechanical means.

“Solicitation Statement” has the meaning given to it in Article 10(e).“Special Resolution” means a special resolution of the Company passed in accordance with the Companies Act, being a resolution:

(c)

passed by a majority of not less than two-thirds of such Shareholders as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at a general meeting of the Company of which notice specifying the intention to propose the resolution as a special resolution has been duly given and where a poll is taken regard shall be had in computing a majority to the number of votes to which each Shareholder is entitled; or

(d)

approved in writing by all of the Shareholders entitled to vote at a general meeting of the Company in one or more instruments each signed by one or more of the Shareholders and the effective date of the special resolution so adopted shall be the date on which the instrument or the last of such instruments, if more than one, is executed.

“Synthetic Equity Interest” has the meaning given to it in Article 10(c).

“Timely Notice” has the meaning given to it in Article 10.

“Treasury Shares” means Shares that were previously issued but were purchased, redeemed, surrendered or otherwise acquired by the Company and not cancelled.

2.	In these Articles, save where the context requires otherwise:

(a)	words importing the singular number shall include the plural number and vice versa;

(b)	words importing the masculine gender only shall include the feminine gender and any Person as the context may require;

(c)	the word “may” shall be construed as permissive and the word “shall” shall be construed as imperative;

(d)	references to provisions of any law or regulation shall be construed as references to those provisions as amended, modified, re-enacted or replaced;

(e)

any phrase introduced by the terms “including”, “include”, “in particular” or any similar expression shall be construed as illustrative and shall not limit the sense of the words preceding those terms;

(f)	reference to a dollar or dollars or USD (or $) and to a cent or cents is reference to dollars and cents of the United States of America;

(g)	reference to a statutory enactment shall include reference to any amendment or re-enactment thereof for the time being in force;

(h)

reference to any determination by the Directors shall be construed as a determination by the Directors in their sole and absolute discretion and shall be applicable either generally or in any particular case;

(i)

reference to “in writing” shall be construed as written or represented by any means reproducible in writing, including any form of print, lithograph, email, facsimile, photograph or telex or represented by any other substitute or format for storage or transmission for writing or partly one and partly another;

(j)	references to a poll include, without limitation, a poll conducted using electronic facilities;

(k)	references to a vote, votes, voting or votes cast include, without limitation, a vote, votes, voting or votes cast in each case using electronic facilities;

(l)	references to electronic facilities include, without limitation, website addresses, webinars, webcast, video or any form of conference call system (telephone, video, web or otherwise);

(m)	references to meetings, annual general meetings or general meetings include a physical meeting, a hybrid meeting or an electronic meeting; and

(n)

any requirements as to execution or signature under the Articles including the execution of the Articles themselves can be satisfied in the form of an electronic signature as defined in the Electronic Transactions Act.

3.	Subject to the preceding Articles, any words defined in the Companies Act shall, if not inconsistent with the subject or context, bear the same meaning in these Articles.

PRELIMINARY

4.	The business of the Company may be commenced at any time after incorporation.

5.

The Office shall be at such address in the Cayman Islands as the Directors may from time to time determine. The Company may in addition establish and maintain such other offices and places of business and agencies in such places as the Directors may from time to time determine.

6.

The expenses incurred in the formation of the Company and in connection with the offer for subscription and issue of Shares shall be paid by the Company. Such expenses may be amortised over such period as the Directors may determine and the amount so paid shall be charged against income and/or capital in the accounts of the Company as the Directors shall determine.

7.

The Directors shall keep, or cause to be kept, the Register at such place or (subject to compliance with the Companies Act and these Articles) places as the Directors may from time to time determine. In the absence of any such determination, the Register shall be kept at the Office. The Directors may keep, or cause to be kept, one or more Branch Registers as well as the Principal Register in accordance with the Companies

Act, provided always that a duplicate of such Branch Register(s) shall be maintained with the Principal Register in accordance with the Companies Act and the rules or requirements of any Designated Stock Exchange.

SHAREHOLDER MEETINGS

Annual General Meetings

8.

For so long as the Company’s Shares are traded on a Designated Stock Exchange, the Company shall in each year hold a general meeting as its annual general meeting at such time, date, place and in such form (whether as a physical meeting, hybrid meeting or an electronic meeting) as may be determined by the Directors or an officer designated by the board of Directors in accordance with the rules of the Designated Stock Exchange, unless such Designated Stock Exchange does not require the holding of an annual general meeting.

Notice of Shareholder Business and Nominations

9.

Nominations of persons for election to the board of Directors and the proposal of other business to be considered by the Shareholders may be brought before an annual general meeting (i) by or at the direction of the board of Directors or (ii) by any Shareholder who was a shareholder of record at the time of giving of notice provided for in this Article, who is entitled to vote at the meeting, who is present (in person or by proxy) at the meeting and who complies with the notice procedures set forth in Article 10 as to such nomination or business. For the avoidance of doubt, (x) the foregoing clause (ii) shall be the exclusive means for a Shareholder to bring nominations or business properly before an annual general meeting, and such Shareholder must also comply with the notice and other procedures set forth in Articles 9-15 to bring such nominations or business properly before an annual general meeting, and (y) the number of nominees a Shareholder may nominate for election at an annual general meeting (or in the case of a Shareholder giving the notice on behalf of a beneficial owner, the number of nominees a Shareholder may nominate for election at the annual general meeting on behalf of the beneficial owner) shall not exceed the number of directors to be elected at such annual general meeting.

10.

For nominations or other business to be properly brought before an annual general meeting by a Shareholder pursuant to clause (ii) of Article 9, the Shareholder must (i) have given Timely Notice (as defined below) thereof in writing to the Secretary or Directors of the Company, (ii) have provided any updates or supplements to such notice at the times and in the forms required by this Article 10 (iii) together with the beneficial owner(s), if any, on whose behalf the nomination or business proposal is made, have acted in accordance with the representations set forth in the Solicitation Statement (as defined below) required by this Article 10, and (iv) in the case of business other than nominations, such business shall only be matters that may be expressly determined by resolution of Shareholders under these Articles or the Companies Act (“Proper Subject”).. To be timely, a Shareholder’s written notice shall be received by the Secretary or Directors at the principal executive offices of the Company not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the one-year anniversary of the preceding year’s annual general meeting; provided, however, that in the event the annual general meeting is first convened more than thirty (30) days before or more than sixty (60) days after such anniversary date, or if no annual general meeting were held in the preceding year, notice by the Shareholder to be timely must be received by the Secretary or Directors of the Company not later than the close of business on the later of the ninetieth (90th) day prior to the scheduled date of such annual general meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made (such notice within such time periods shall be referred to as “Timely Notice”). A Shareholder’s notice with respect to nominations of persons for election to the board of Directors given in accordance with this Article 10 must contain the names of only the nominees for whom such Shareholder (or beneficial owner, if any) intends to solicit proxies and any substitute nominees in the event any such nominee is unable to serve or for good cause will not serve; provided that a Shareholder shall not be entitled to make or designate substitute nominees following the expiration of the time periods set forth in this Article 9, and in the event that a Shareholder’s notice includes one or more such substitute nominees, such Shareholder must provide timely notice of such substitute nominee(s) in accordance with the provisions of Articles 9-15 (including, without limitation, satisfaction of all applicable informational requirements set forth therein). Such Shareholder’s Timely Notice shall include the following:

(a)

as to each person whom the Proposing Person (as defined below) proposes to nominate for election or re-election as a director (i) the name, age, business address and residence address of the nominee, (ii) the principal occupation or employment of the nominee, (iii) the class and number of shares of the Company that are held of record or are beneficially owned by the nominee and any derivative positions held or beneficially held by the nominee, (iv) whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of the nominee with respect to any securities of the Company, and a description of any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares), the effect or intent of which is to mitigate loss to, or to manage the risk or benefit of share price changes for, or to increase or decrease the voting power of the nominee, (v) a description of all arrangements or understandings between or among the Shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the Shareholder or concerning the nominee’s potential service on the board of Directors, and (vi) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected);

(b)

as to each person whom the Proposing Person proposes to nominate for election or re-election as a director, a written representation and agreement (in the form to be provided by the Secretary or Directors upon written request of any Proposing Person within five (5) business days of such request), which shall be signed by the person proposed to be nominated and pursuant to which such person shall represent and agree that such person: (A) consents to being named as a nominee in a proxy statement and form of proxy relating to the meeting at which directors are to be elected and to serving as a director if elected, and currently intends to serve as a director for the full term for which such person is standing for election; (B) is not and will not become a party to any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity: (1) as to how the person, if elected as a director, will act or vote on any issue or question, except as disclosed in such representation and agreement; or (2) that could limit or interfere with the person’s ability to comply, if elected as a director, with such person’s fiduciary duties under applicable law; (C) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Company with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director or nominee, except as disclosed in such representation and agreement; and (D) if elected as a director, will comply with all of the Company’s corporate governance policies and guidelines related to conflict of interest (and other fiduciary duties), confidentiality, share ownership and trading policies and guidelines, and any other Company policies and guidelines applicable to directors (which will be provided by the Secretary or Directors to such person within five (5) business days following a request therefor);

(c)

as to each person whom the Proposing Person proposes to nominate for election or re-election as a director, fully completed and signed questionnaire(s) prepared by the Company, with respect to such proposed nominee(s) in the form to be provided by the Secretary or Directors within five (5) business days following a request by a Proposing Person therefor (the “Questionnaire(s)”);

(d)

as to any other business that the Proposing Person proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the text, if any, of any resolutions or amendments to the Articles proposed for adoption, the reasons for conducting such business at the meeting, and any material interest in such business of each Proposing Person, and if such Proposing Person is an entity, any related person (as defined below);

(e)

as of the date of the Timely Notice, (i) the name and address of the Proposing Person giving the notice, as they appear on the Company’s books, and the names and addresses of the other Proposing Persons (if any) and (ii) as to each Proposing Person, the following information: (a) the Class or Series and number of all Shares of the Company which are, directly or indirectly, owned beneficially or of record by such Proposing Person or any of its related persons, including any Shares of any Class or Series of the Company as to which such Proposing Person or any of its related persons has a right to acquire beneficial ownership at any time in the future, (b) all Synthetic Equity Interests (as defined below) in which such Proposing Person or any of its related persons, directly or indirectly, holds an interest including a description of the material terms of each such Synthetic Equity Interest, including without limitation, identification of the counterparty to each such Synthetic Equity Interest and disclosure, for each such Synthetic Equity Interest, as to (x) whether or not such Synthetic Equity Interest conveys any voting rights, directly or indirectly, in such Shares to such Proposing Person or related person, (y) whether or not such Synthetic Equity Interest is required to be, or is capable of being, settled through delivery of such Shares and (z) whether or not such Proposing Person or related person and/or, to the extent known, the counterparty to such Synthetic Equity Interest has entered into other transactions that hedge or mitigate the economic effect of such Synthetic Equity Interest, (c) any proxy (other than a revocable proxy given in response to a public proxy solicitation made pursuant to, and in accordance with, the Exchange Act), agreement, arrangement, understanding or relationship pursuant to which such Proposing Person or related person has or shares a right to, directly or indirectly, vote any Shares of the Company, (d) any rights to dividends or other distributions on the Shares of any Class or Series of the Company, directly or indirectly, owned beneficially by such Proposing Person or related person that are separated or separable from the underlying Shares of the Company, and (e) any performance-related fees (other than an asset based fee) that such Proposing Person or related person, directly or indirectly, is entitled to based on any increase or decrease in the value of Shares of the Company or any Synthetic Equity Interests (the disclosures to be made pursuant to the foregoing clauses (a) through (e) are referred to, collectively, as “Material Ownership Interests”) and (iii) a description of the material terms of all agreements, arrangements or understandings (whether or not in writing) entered into by any Proposing Person or any of related persons with any other person for the purpose of acquiring, holding, disposing or voting of any Shares of the Company;

(f)

as of the date of the Timely Notice, (i) a description of all agreements, arrangements or understandings by and among any of the Proposing Persons or related persons, or by and among any Proposing Persons or related persons and any other person (including with any proposed nominee(s)), pertaining to the nomination(s) or other business proposed to be brought before the meeting of Shareholders (which description shall identify the name of each other person who is party to such an agreement, arrangement or understanding), (ii) a description (which description shall include, in addition to all other information described in this clause (f), information identifying all parties thereto) of (x) any plans or proposals that such Proposing Persons or related persons and any other person may have with respect to securities of the Company that would be required to be disclosed pursuant to Item 4 of the Exchange Act Schedule 13D and (y) any agreement, arrangement or understanding with respect to the nomination or other proposed business between or among such Proposing Persons or related persons and any other person, including, without limitation any agreements that would be required to be disclosed pursuant to Item 5 or Item 6 of the Exchange Act Schedule 13D, (in the case of either clause (f)(x) or (f)(y), regardless of whether the requirement to file a Schedule 13D is applicable) and (iii) identification of the names and addresses of other Shareholders (including beneficial owners) known by any of the Proposing Persons or related persons to support such nominations or other business proposal(s), and to the extent known, the class and number of all shares of the Company owned beneficially or of record by such other Shareholder(s) or other beneficial owner(s); and

(g)

a statement whether or not the Shareholder giving the notice and/or the other Proposing Person(s) or related person(s), if any, or any other participant (as defined in Item 4 of Schedule 14A under the Exchange Act) will engage in a solicitation with respect to such nomination or proposal and, if so, the name of each participant in such solicitation, and whether such solicitation will be conducted as an exempt solicitation under Rule 14a-2(b) of the Exchange Act, and (x) in the case of a proposal of business other than nominations, whether such person or group intends to deliver a proxy statement and form of proxy through means satisfying each of the conditions that would be applicable to the Company under either Rule 14a-16(a) under the Exchange Act or Rule 14a-16(n) under the Exchange Act, to holders of at least the percentage of the Company’s voting shares required under applicable law to carry the proposal, or (y) in the case of any non-exempt solicitation that is subject to Rule 14a-19 of the Exchange Act, confirming that such person or group will deliver, through means satisfying each of the conditions that would be applicable to the Company under either Exchange Act Rule 14a-16(a) or Exchange Act Rule 14a-16(n), a proxy statement and form of proxy to holders of at least 67% of the voting power of the Company’s shares entitled to vote generally in the election of directors, (for purposes of this clause (g), the term “holders” shall include, in addition to shareholders of record, any beneficial owners pursuant to Rule 14b-1 and Rule 14b-2 of the Exchange Act)(such statement, the “Solicitation Statement”); and

(h)

a representation that promptly after a solicitation is made to the holders of the Company’s shares referred to in the Solicitation Statement required under clause (g) of this Article 10, and in any event no later than the 10th day before such annual general meeting, such Shareholder, Proposing Person or related person will provide the Company with documents, which may take the form of a certified statement and documentation from a proxy solicitor, specifically demonstrating that the necessary steps have been taken to deliver a proxy statement and form of proxy to holders of such percentage of the Company’s shares entitled to vote generally in the election of directors.

For purposes of this Article 10, the term “Proposing Person” shall mean the following persons: (i) the Shareholder of record providing the notice of nominations or business proposed to be brought before a Shareholders’ meeting, and (ii) the beneficial owner(s), if different, on whose behalf the nominations or business proposed to be brought before a Shareholders’ meeting is made.

For purposes of this Article 10, the term “related person” shall mean, in the case of a Proposing Person that is an entity, each individual who is a director, executive officer (as defined in Rule 3b-7 under the Exchange Act), general partner or managing member of such entity or of any other entity that has or shares control of such entity

For purposes of Article 10(c), the term “Synthetic Equity Interest” shall mean any transaction, agreement or arrangement (or series of transactions, agreements or arrangements), including, without limitation, any derivative, swap, hedge, repurchase or so-called “share borrowing” agreement or arrangement, the purpose or effect of which is to, directly or indirectly: (a) give a person or entity economic benefit and/or risk similar to ownership of Shares of any Class or Series of the Company, in whole or in part, including due to the fact that such transaction, agreement or arrangement provides, directly or indirectly, the opportunity to profit or avoid a loss from any increase or decrease in the value of any Shares of any Class or Series of the Company, (b) mitigate loss to, reduce the economic risk of or manage the risk of share price changes for, any person or entity with respect to any Shares of any Class or Series of the Company, (c) otherwise provide in any manner the opportunity to profit or avoid a loss from any decrease in the value of any Shares of the Company, or (d) increase or decrease the voting power of any person or entity with respect to any Shares of any Class or Series of the Company.

11.	A Shareholder providing Timely Notice of nominations or business proposed to be brought before an annual general meeting shall further update and supplement such notice, if necessary, so that the information (including, without limitation, the Material Ownership Interests information) provided or required to be provided in such notice pursuant to these Articles shall be true and correct as of the record date for such annual general meeting and as of the date that is ten (10) business days prior to such annual general meeting, and such update and supplement shall be received by the Secretary or the Directors at the principal executive offices of the Company not later than the close of business on the fifth (5th) business day after the record date for such annual general meeting (in the case of the update and supplement required to be made as of the record date), and not later than the close of business on the eighth (8th) business day prior to the date of the annual general meeting (in the case of the update and supplement required to be made as of ten (10) business days prior to such annual general meeting). A proposed nominee for election or re-election as a director of the Company pursuant to Article 10 will provide to the Company promptly, but in any event within five business days after such request (or by the day prior to the day of the annual general meeting, if earlier) such other information as the Company may reasonably request, including such information reasonably necessary for the Company to determine whether such proposed nominee will satisfy any qualifications, requirements or standards imposed by the Articles, any law, rule, regulation or listing standard that may be applicable to the Company, or relevant to a determination whether such person can be considered an independent director of the Company. If any information or communication submitted pursuant to Articles 9-15 is inaccurate or incomplete in any respect (as determined by the board of Directors (or any authorized committee thereof) or in accordance with Article 13) in good faith, such information shall be deemed not to have been provided in accordance with Articles 9-15, as applicable.

12.

Notwithstanding anything in the second sentence of Article 10 to the contrary, in the event that the number of directors to be elected to the board of Directors of the Company is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased board of Directors made by the Company at least ten (10) days before the last day a Shareholder may deliver a notice of nomination in accordance with the second sentence of Article 10, a Shareholder’s notice required by these Articles shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be received by the Secretary or Directors of the Company not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the Company.

General

13.

Only such persons who are nominated in accordance with the provisions of these Articles shall be eligible for election and to serve as Directors and only such business shall be conducted at an annual general meeting as shall have been brought before the meeting in accordance with the provisions of these Articles. The board of Directors or a designated committee thereof shall have the power to determine whether a nomination or any business proposed to be brought before the meeting was made in accordance with the provisions of these Articles. If neither the board of Directors nor such designated committee makes a determination as to whether any Shareholder proposal or nomination was made in accordance with the provisions of these Articles, the presiding officer or chairman of the annual general meeting shall have the power and duty to determine whether the Shareholder proposal or nomination was made in accordance with the provisions of these Articles. If the board of Directors or a designated committee thereof or the presiding officer or chairman, as applicable, determines that any Shareholder proposal or nomination was not made in accordance with the provisions of these Articles, such proposal or nomination shall be disregarded and shall not be presented for action at the annual general meeting.

14.

Nothing in Articles 9-15 shall obligate the Company or the board of Directors to include in any proxy statement or other shareholder communication distributed on behalf of the Company or the board of Directors information with respect to any nominee for director or any other matter of business submitted by a Shareholder (other than a proposal included in the Company’s proxy statement pursuant to and in compliance with Rule 14a 8 under the Exchange Act).

15.

Notwithstanding the foregoing provisions in Articles 9-15, if the nominating or proposing Shareholder (or a qualified representative of the Shareholder) does not appear at the annual general meeting to present a nomination or any business, such nomination or business shall be disregarded, notwithstanding that proxies in respect of such vote may have been received by the Company. For purposes of in Articles 9-15, to be considered a “qualified representative” of the proposing Shareholder, a person must be authorized by a written instrument executed by such Shareholder or an electronic transmission delivered by such Shareholder to act for such Shareholder as proxy at the meeting of Shareholders and such person must produce such written instrument or electronic transmission, or a reliable reproduction of the written instrument or electronic transmission, to the presiding officer or chairman at the meeting of Shareholders.

For purposes of these Articles, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly furnished or filed by the Company with the SEC pursuant to Section 13, 14 or 15(d) of the Exchange Act.

General Meetings

16.

(a)

Subject to the rights, if any, of the holders of any Series of Preferred Shares and any Certificate of Designation, general meetings of Shareholders may be called (i) by the board of Directors acting pursuant to a resolution approved by the affirmative vote of a simple majority of the voting power of the Directors present at a meeting of the Directors, or in accordance with the terms set out in Article 54 of these Articles, or (ii) on the requisition in writing of any Shareholder or Shareholders entitled to attend and vote at a general meeting of the Company (whether such a general meeting is a physical meeting, a hybrid meeting or an electronic meeting, a “Shareholder Requisitioned General Meeting”) holding at least forty (40) percent of the paid up voting share capital of the Company (the “Requisite Percentage”) as of the ownership record date (as defined below) delivered to an officer or the Directors at the principal executive offices of the Company (a “Shareholder Requisition” and such delivery date, the “Shareholder Requisition Delivery Date”)). Such Shareholder Requisition shall (i) specify the business of the general meeting and the matters to be proposed at the general meeting, each of which shall be a business and matter properly brought before a general meeting in accordance with these Articles and applicable law, (ii) be dated and signed by each such Shareholder (or qualified representative) (iii) contain the information required by Articles 9-15 with respect to any director nominations or other business proposed to be presented at the general meeting; provided however, that, with respect to the Material Ownership Interests disclosure required by Article 10(e), the Shareholder Requisition shall be accompanied by documentary evidence supporting such disclosure as of the ownership record date; provided, however, that if the requesting persons are not the beneficial owners of the Shares representing the Requisite Percentage, then to be valid, the Shareholder Requisition must also include documentary evidence of the Material Ownership Interests of the beneficial owners on whose behalf the Shareholder Requisition is made, and (iv) be delivered to an officer or the Directors at the principal executive offices of the Company, by hand or by certified or registered mail, return receipt requested, within 60 days after the ownership record date. For the avoidance of doubt, the number of nominees a Shareholder may nominate for election at a general meeting (or in the case of a Shareholder giving the notice on behalf of a beneficial owner, the number of nominees a Shareholder may nominate for election at the general meeting on behalf of the beneficial owner) shall not exceed the number of directors to be elected at such general meeting. Only those matters set forth in the notice of the general meeting may be considered or acted upon at a general meeting of Shareholders. For the avoidance of doubt, nominations of persons for election to the board of Directors of the Company and Shareholder proposals of other business may be brought before a general meeting of Shareholders in the same manner as provided for annual general meetings in accordance with the terms of Articles 9-15. Any person seeking to request a general meeting shall first request that the board of Directors fix a record date to determine the persons entitled to request a special meeting (the “ownership record date”) by delivering notice in writing to the Secretary or the Directors at the principal executive offices of the Company (the “record date request notice”). A person’s record date request notice shall contain information about the Class or Series and number of shares of the Company which are owned of record and beneficially by the person as of the date of the record date request notice and state the business proposed to be acted on at the meeting. Upon receiving a record date request notice, the board of Directors may set an ownership record date. Notwithstanding any other provision of these Articles, the ownership record date shall not precede the date upon which the resolution fixing the ownership record date is adopted by the board of Directors, and shall not be more than 10 days after the close of business on the date upon which the resolution fixing the ownership record date is adopted by the board of Directors. If the board of Directors, within 10 days after the date upon which a valid record date request notice is received by the Secretary or the Directors, does not adopt a resolution fixing the ownership record date, the ownership record date shall be the close of business on the 10th day after the date upon which a valid record date request notice is received by the Secretary or the Directors (or, if such 10th day is not a business day, the first business day thereafter).

(b)

The Directors shall not be required to call a Shareholder Requisitioned General Meeting if (i) the Shareholder Requisition does not comply with Article 16, (ii) the board of Directors has called, or calls an annual general meeting or a general meeting to be held within ninety (90) days after the Shareholder Requisition Delivery Date and the business of such meeting includes the business specified in the Shareholder Requisition; (iii) an annual general meeting or a general meeting has been held within twelve (12) months of the Shareholder Requisition Delivery Date at which the business specified in the Shareholder Requisition was considered; or (iv) the Shareholder Requisition relates to an item of business that is not a Proper Subject, or that involves a violation of, applicable law, such determinations under (ii), (iii) and (iv) to be made in good faith by the board of Directors. If the Shareholders who deposited the Shareholder Requisition in accordance with Article 16 do not attend the Shareholder Requisitioned General Meeting either in person (or by proxy) or by a qualified representative to present the business specified in the Shareholder Requisition, the Company shall not be required to present such business for a vote at such Shareholder Requisitioned General Meeting notwithstanding that proxies and votes in respect of such matter may have been received by the Company. Business transacted at a shareholder-requested general meeting shall be limited to: (i) the business stated in the valid Shareholder Requisition received from the Requisite Percentage; and (ii) any additional business that the board of Directors determines to include in the Company’s notice of meeting. The board of Directors may postpone or adjourn any general meeting previously scheduled pursuant to this Article 16.

(c)

Where a Shareholder Requisitioned General Meeting is determined by an officer or the board of Directors, as applicable, to comply with Article 16, such Shareholder Requisitioned General Meeting shall be held not less than sixty (60) days and not more than ninety (90) days after the Shareholder Requisition Delivery Date, and written notice of such Shareholder Requisitioned General Meeting shall be given in accordance with the provisions in Article 17, save that the timing requirements for notice set out in Article 17 shall be replaced by the requirement that such notice of Shareholder Requisitioned General Meeting be given no later than 30 days after the Shareholder Requisition Delivery Date. Any Shareholder having requisitioned a Shareholder Requisitioned General Meeting in compliance with Article 16 may revoke such Shareholder Requisition at any time by written notice delivered to an officer or the Directors.

Notice of Meetings; Adjournments; Postponements

17.

A notice of each annual general meeting stating the time, date and place of such annual general meeting (and, if the annual general meeting is to be a hybrid meeting or an electronic meeting, the details of the electronic facilities for attendance and participation by electronic means at the annual general meeting) by which Shareholders and proxyholders may be deemed to be present in person and vote at such meeting, in each case as determined by the Directors, shall be given not less than seven (7) days nor more than sixty (60) days before the annual general meeting, to each Shareholder entitled to vote thereat as of the relevant record date for such meeting by delivering such notice to such Shareholder in accordance with Articles 123-127. No business may be transacted at such annual general meeting otherwise than specified in the notice of annual general meeting or as otherwise outlined in these Articles.

18.

Notice of all general meetings of Shareholders shall be given in the same manner as provided for annual general meetings, except that the notice of all general meetings shall state the business, purpose or purposes for which the meeting has been called.

19.

Notice of an annual general meeting or general meeting of Shareholders need not be given to a Shareholder if a waiver of notice is executed and filed with the records of the meeting, or waiver of notice by electronic transmission is provided, before or after such meeting by such Shareholder or if such Shareholder attends such meeting (whether such meeting is a physical meeting, a hybrid meeting or an electronic meeting), unless such attendance is for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting was not lawfully called or convened or that a matter to be considered when it is presented to the meeting, is not within the purposes described in the notice of such meeting.

20.

The board of Directors may postpone, cancel and reschedule any previously scheduled annual general meeting or general meeting of Shareholders and any record date with respect thereto for any reason or for no reason at any time prior to the time for holding such meeting or, if the meeting is adjourned, adjourn for the reasons set out in, and in accordance with, Article 21. The Directors shall make a public announcement of any cancellation or postponement or otherwise provide notice to Shareholders of any cancellation or postponement, including a public announcement or notice specifying the form of the postponed or adjourned meeting (whether a physical meeting, a hybrid meeting or an electronic meeting). A postponement may be for a stated period of any length or indefinitely as the Directors may determine. In no event shall the public announcement of an adjournment, cancellation, postponement or rescheduling of any previously scheduled meeting of Shareholders commence a new time period (or extend any time period) for the giving of a Shareholder’s notice under these Articles.

21.

When any meeting is convened, the chairman of the meeting may adjourn the meeting if (i) no quorum is present for the transaction of business, (ii) the chairman determines that adjournment is necessary or appropriate to enable the Shareholders to consider fully information which the chairman determines has not been made sufficiently or timely available to Shareholders, or (iii) the chairman determines that adjournment is otherwise in the best interests of the Company. When any annual general meeting or general meeting of Shareholders is adjourned to another time, date or place, notice need not be given of the adjourned meeting other than an announcement at the meeting at which the adjournment is taken of the time, date, place and the form of such meeting (whether a physical meeting, a hybrid meeting or an electronic meeting), if any, to which the meeting is adjourned; provided, however, that if the adjournment is for more than thirty (30) days from the meeting date, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting specifying the time, date, place and the form of such meeting (whether a physical meeting, a hybrid meeting or an electronic meeting) shall be given to each Shareholder of record entitled to vote thereat and each Shareholder who, under these Articles, is entitled to such notice.

22.	The accidental omission to give notice of a meeting to or the non-receipt of a notice of a meeting by any Shareholder shall not invalidate the proceedings at any meeting.

Quorum

23.

Except as otherwise required in any Certificate of Designation (as the case may be) or these Articles, the holders of record of one-third of the issued and outstanding Shares entitled to vote, present in person or represented by proxy, shall constitute a quorum at any meeting of Shareholders. If less than a quorum is present at a meeting, the holders of Shares representing a simple majority of the voting power present at the meeting or the presiding officer or chairman may adjourn the meeting from time to time, and the meeting may be held as adjourned without further notice, except as provided in Articles 17-21. A meeting will be adjourned until quorum is present. At such adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the original meeting.

24.

In determining attendance at an annual general meeting or general meeting, it is immaterial whether any two or more Shareholders attending it are in the same place or using the same form (whether a physical meeting, a hybrid meeting or an electronic meeting) as each other.

25.

Two or more Shareholders who are not in the same place as each other (or not attending using the same form as each other, whether through a physical meeting, a hybrid meeting or an electronic meeting) attend an annual general meeting or general meeting if their circumstances are such that if they have (or were to have) rights to speak and vote at that meeting, they are (or would be) able to exercise them.

Voting and Proxies

26.	Except as:

(a)

otherwise provided in these Articles and subject to any rights and restrictions for the time being attached to any Share, every holder of an Ordinary Share present in person and every Person representing a Shareholder by proxy shall, at an annual general meeting or general meeting of the Company, have one vote for each Ordinary Share of which he or she or the Person represented by proxy is the holder; and

(b)

otherwise provided for in a Certificate of Designation or as otherwise provided in these Articles and subject to any rights and restrictions for the time being attached to any Share, a holder of a Preferred Share shall have no voting rights.

27.

For the purpose of determining those Shareholders entitled to vote at any meeting of the Shareholders, except as otherwise provided by law, only persons in whose names are recorded on the Register on the record date, as provided in Article 41, shall be entitled to vote at any meeting of Shareholders. Every person entitled to vote shall have the right to do so either in person, by remote communication, if applicable, or by an agent or agents authorized by a duly appointed proxy. An agent so appointed need not be a Shareholder.

28.	On a poll, votes may be given either personally or by proxy.

29.

The instrument appointing a proxy shall be either: (i) in writing under the hand of the appointor or of his or her duly authorized attorney or, if the appointor is a corporation, either under Seal or under the hand of an Officer or attorney duly authorized; or (ii) given in such other manner as described in any form of proxy provided by the Company. A proxy need not be a Shareholder.

30.	An instrument appointing a proxy may be in any usual or common form or such other form as the Directors may approve.

31.

The instrument appointing a proxy shall be deposited at the Office or at such other place as is specified for that purpose in the notice convening the meeting no later than the time specified in the notice convening the general meeting or, if no such time is specified, no later than the time for holding the meeting or, if the meeting is adjourned, the time for holding such adjourned meeting.

32.

Except as otherwise limited therein or as otherwise provided by law, proxies authorizing a person to vote at a specific meeting shall entitle the persons authorized thereby to vote at any adjournment of such meeting, but they shall not be valid after final adjournment of such meeting. A proxy with respect to Shares held in the name of two or more persons shall be valid if executed by or on behalf of any one of them unless at or prior to the exercise of the proxy the Company receives a specific written notice to the contrary from any one of them.

33.	A resolution put to the vote of the meeting shall be decided on a poll in such manner as the chairman directs and the result of the poll shall be deemed to be the resolution of the meeting.

Action at Meeting

34.

When a quorum is present at any meeting of Shareholders, any matter before any such meeting (other than an election of a director or directors) shall be decided by a simple majority of the votes properly cast for and against such matter, except where otherwise required under these Articles (including, without limitation, Articles 93, 128, 137 and 139), any Certificate of Designation, or by applicable law. For the avoidance of doubt, any election of directors by Shareholders entitled to vote on such election shall be determined by a plurality of the votes in accordance with Article 44.

Conduct of Meeting

35.

At every meeting of Shareholders, and unless otherwise determined by the board of Directors, the chairman of the Directors, or, if a chairman has not been appointed or is absent, the chief executive officer shall act as chairman of the meeting. The Secretary, or, in his or her absence, an assistant Secretary directed to do so by the chairman, shall act as Secretary of the meeting. The chairman of the meeting shall be entitled to make such rules or regulations for the conduct of meetings of Shareholders as it shall deem necessary, appropriate or convenient including, without limitation, establishing order of business for the meeting, rules and procedures for maintaining order at the meeting, limitations on participation in such meeting to Shareholders of record of the Company and regulation of the opening and closing of the polls for balloting on matters which are to be voted on by ballot. The chairman at any meeting of Shareholders shall have the power, among other things, to adjourn such meeting at any time and from time to time, subject to Article 21.

36.

The chairman of the meeting may, in its absolute discretion, arrange for persons entitled to attend an annual general meeting or general meeting to do so by either one or both of the following: (i) physical attendance at the location of the annual general meeting or general meeting as determined by the chairman of the meeting in its absolute discretion and (ii) participation by means of electronic facilities as determined by the chairman of the meeting, in its absolute discretion. Without prejudice to any other provision of these Articles, any Shareholder or any proxy physically attending in any such way and any Shareholder or any proxy participating in any electronic meeting or a hybrid meeting by means of electronic facilities is deemed to be present at and shall be counted in the quorum of the meeting.

37.	The chairman of an annual general meeting or general meeting may attend, preside as chair at, and conduct proceedings of, such meeting by means of electronic facilities.

Inspector of Elections

38.

The Company shall, in advance of any meeting of Shareholders, appoint one or more inspectors to act at the meeting and make a written report thereof. The Company may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of Shareholders, the presiding officer or chairman shall appoint one or more inspectors to act at the meeting. Any inspector may, but need not, be an officer, employee or agent of the Company. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall perform such duties as are required by applicable law, including the counting of all votes and ballots. The inspectors may appoint or retain other persons or entities to assist the inspectors in the performance of the duties of the inspectors. The presiding officer or chairman may review all determinations made by the inspectors, and in so doing the presiding officer or chairman shall be entitled to exercise his or her sole judgment and discretion and he or she shall not be bound by any determinations made by the inspectors. All determinations by the inspectors and, if applicable, the presiding officer or chairman, shall be subject to further review by any court of competent jurisdiction.

Corporations Acting by Representatives at Meetings

39.

Any corporation which is a Shareholder or a Director may by resolution of its directors or other governing body authorize such Person as it thinks fit to act as its representative at any meeting of the Company or of any meeting of holders of any Class of Shareholder or of the Directors or of a committee of Directors, and the Person so authorized shall be entitled to exercise the same powers on behalf of the corporation which he or she represents as that corporation could exercise if it were an individual Shareholder or Director.

Clearing Houses

40.

If a clearing house (or its nominee) is a Shareholder of the Company it may authorize (including through an omnibus proxy form) such Person or Persons as it thinks fit to act as its representative or representatives at any meeting of the Company or at any meeting of any Class of Shareholder of the Company. A Person so authorized pursuant to this Article 40 shall be entitled to exercise the same powers on behalf of the clearing house (or its nominee) which he or she represents as that clearing house (or its nominee) could exercise if it were an individual Shareholder holding the number and Class of Shares specified in such authorization.

Record Date

41.

In order that the Company may determine the Shareholders entitled to notice of or to vote at any meeting of Shareholders or any adjournment thereof or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of Shares or for the purpose of any other lawful action, the board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the board of Directors, unless otherwise agreed by the Directors, and which record date: (a) in the case of determination of Shareholders entitled to vote at any meeting of Shareholders, shall, unless otherwise required by applicable law, not be more than sixty (60) nor less than ten (10) days before the date of such meeting and (b) in the case of any other action, shall not be more than sixty (60) days prior to such other action. If no record date is fixed: (i) the record date for determining Shareholders entitled to notice of or to vote at a meeting of Shareholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; and (ii) the record date for determining Shareholders for any other purpose shall be at the close of business on the day on which the board of Directors adopts the resolution relating thereto.

DIRECTORS

Powers

42.

Subject to the Companies Act, these Articles and to any resolutions passed in a general meeting, the business of the Company shall be managed by the Directors, who may pay all expenses incurred in setting up and registering the Company and may exercise all powers of the Company. No resolution passed by the Company in general meeting shall invalidate any prior act of the Directors that would have been valid if that resolution had not been passed

Number of Directors; Term of Office

43.

Subject to the rights of the holders of any Series of Preferred Shares specified by these Articles or any Certificate of Designation, the size of the board of Directors shall be fixed by the board of Directors and may be increased or decreased at any time by the affirmative vote of a simple majority of the voting power of the Directors present, or in accordance with terms set out in Article 54 of these Articles. If for any reason, the Directors shall not have been elected at an annual general meeting in accordance with these Articles, they may be elected as soon thereafter as convenient at a general meeting of the Shareholders called for that purpose in the manner provided in these Articles.

44.

Subject to the rights of the holders of any Series of Preferred Shares to elect additional directors specified by these Articles or any Certificate of Designation, for so long as the Company’s Shares are traded on a Designated Stock Exchange, the Directors (other than those who may be elected by the holders of any Series of Preferred Shares) shall be divided into three classes designated as Class I, Class II and Class III, respectively. The Directors are authorized to assign Directors already in office to such classes in accordance with a resolution or resolutions adopted by the board of Directors. At the first annual general meeting of Shareholders following the date of adoption of these Articles, the term of office of the Class I directors shall expire and Class I directors shall be elected for a full term of three years. At the second annual general meeting of Shareholders following the date of adoption of these Articles, the term of office of the Class II directors shall expire and Class II directors shall be elected for a full term of three years. At the third annual general meeting of Shareholders following the date of adoption of these Articles, the term of office of the Class III directors shall expire and Class III directors shall be elected for a full term of three years. At each succeeding annual general meeting of Shareholders, directors shall be elected for a full term of three years to succeed the directors of the class whose terms expire at such annual general meeting. Notwithstanding the foregoing provisions of this Article 42, each Director shall serve until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal. No decrease in the number of directors constituting the board of Directors shall shorten the term of any incumbent director. Any election of directors by Shareholders shall be determined by a plurality of the votes properly cast on the election of directors.

Qualification

45.	No Director or officer need be a Shareholder of the Company.

Vacancies

46.

Subject to the rights, if any, of the holders of any Series of Preferred Shares to elect Directors and to fill vacancies in the board of Directors relating thereto in these Articles or any Certificate of Designation, any and all vacancies in the board of Directors, however occurring, including, without limitation, by reason of an increase in the size of the board of Directors, or the death, resignation, disqualification or removal of a Director, shall be filled by the affirmative vote of a simple majority of the voting power of the Directors present, or in accordance with the terms set out in Article 54 of these Articles, or by a sole remaining director, and not by the Shareholders. Any Director appointed in accordance with the preceding sentence shall hold office for the remainder of the full term of the class of Directors in which the new directorship was created or the vacancy occurred and until such Director’s successor shall have been duly elected and qualified or until his or her earlier resignation, death or removal. In the event of a vacancy in the board of Directors, the remaining Directors, except as otherwise provided by law, shall exercise the powers of the full board of Directors until the vacancy is filled.

Removal

47.

Subject to the rights and restrictions of holders of any Series of Preferred Shares to remove Directors specified by these Articles or any Certificate of Designation, neither the board of Directors nor any individual Director may be removed without cause.

48.

Subject to the rights and restrictions of holders of any Series of Preferred Shares to remove Directors specified by these Articles or any Certificate of Designation, any individual Director or board of Directors may be removed with cause by Ordinary Resolution (the “Shareholder Requisite Removal with Cause Threshold”).

49.

Subject to the rights and restrictions of holders of any Series of Preferred Shares to remove Directors specified by these Articles or any Certificate of Designation, any individual Director or board of Directors may be removed with cause by a simple majority of Directors then in office (the “Director Requisite Removal with Cause Threshold” and together with the Shareholder Requisite Removal with Cause Threshold, the “Requisite Removal with Cause Threshold”).

For the purposes of Articles 47, 48 and 49 and any Certificate of Designation (as the case may be), “cause” for the removal of a Director shall be deemed to exist only if such Director has been found by the affirmative vote of the applicable Requisite Removal with Cause Threshold (provided that written advice of external legal counsel has been provided to the Company in support of such finding), or by a court of competent jurisdiction, to have been guilty of (a) wilful misconduct or fraud in the performance of such director’s duties to the Company or (b) any fraud or dishonesty or having acted in any manner which brings, or is likely to bring, such director or the Company into disrepute or is materially adverse to the Company’s interests.

Resignation

50.

A Director may resign at any time by electronic transmission or by giving written notice to the board of Directors, the chairman, if one is elected, or the Secretary. A resignation shall be effective upon receipt, unless the resignation otherwise provides.

Director Meetings

51.

Meetings of the board of Directors may be held at such time, date and place (including any electronic facilities) as the board of Directors may from time to time determine and publicize by means of twenty-four hours’ notice (either orally or in writing, by telephone, including a voice-messaging system or other system designed to record and communicate messages, telegraph or telex, or by electronic mail or other electronic means), unless such notice is waived. A notice or waiver of notice need not specify the purpose of the meeting. Notice of a meeting need not be given to any Director if a waiver of notice signed by the Director before or after the meeting or delivered by the Director by means of electronic transmission is filed with the minutes or to any Director who attends the meeting without objecting to holding the meeting or transacting business at the meeting at the beginning of the meeting or promptly upon the Director’s arrival or who thereafter votes for or assents to action taken at the meeting. No further notice shall be required for meetings of the Directors.

Quorum

52.

At any meeting of the board of Directors, a simple majority of the voting power of the Directors then in office shall constitute a quorum for the transaction of business, but if less than a quorum is present at a meeting, the chairman, if one is elected, or a simple majority of the voting power of the Directors present may adjourn the meeting finally or from time to time without further notice until a quorum is secured. Any business which might have been transacted at the meeting as originally noticed may be transacted at such adjourned meeting at which a quorum is present. For purposes of this Article 52, the total number of Directors includes any unfilled vacancies on the board of Directors.

Action at Directors’ Meeting

53.

At any meeting of the board of Directors at which a quorum is present, the vote of a simple majority of the voting power of the Directors present shall constitute action by the board of Directors, unless otherwise specified under these Articles or any Certificate of Designation (as the case may be).

Action By Consent

54.

A resolution in writing signed by all the Directors or all the members of a committee of Directors entitled to receive notice of a meeting of Directors or committee of Directors, as the case may be (an alternate

Director, subject as provided otherwise in the terms of appointment of the alternate Director, being entitled to sign such a resolution on behalf of his or her appointer), shall be as valid and effectual as if it had been passed at a duly called and constituted meeting of Directors or committee of Directors, as the case may be. When signed a resolution may consist of several documents each signed by one or more of the Directors or his or her duly appointed alternate.

Manner of Participation

55.

Directors may participate in meetings of the board of Directors by means of conference telephone or other communications equipment by means of which all Directors participating in the meeting can hear each other, and participation in a meeting in accordance herewith shall constitute presence in person at such meeting for purposes of these Articles.

Chairman

56.

The board of Directors may elect a chairman of their meetings and determine the period for which they are to hold office but if no such chairman is elected, or if at any meeting the chairman is not present after the time appointed for holding the meeting, the Directors present may choose one of their number to be chairman of the meeting.

Committees

57.

The board of Directors by vote of a simple majority of the voting power of the Directors present or in accordance with the terms set out in Article 54 of these Articles, may elect one or more committees and may delegate thereto some or all of its powers in accordance with these Articles. Except as the board of Directors may otherwise determine, any such committee may make rules for the conduct of its business, but unless otherwise provided by the board of Directors or in such rules, its business shall be conducted so far as possible in the same manner as is provided by these Articles for the board of Directors. All members of such committees shall hold such offices as the board of Directors may determine. The board of Directors may abolish any such committee at any time. Any committee to which the board of Directors delegates any of its powers or duties shall keep records of its meetings and shall report its action to the board of Directors. Subject to any regulations imposed on it by the Directors, a committee appointed by the Directors may elect a chairman of its meetings. If no such chairman is elected, or if at any meeting the chairman is not present after the time appointed for holding the meeting, the committee members present may choose one of their number to be chairman of the meeting.

Compensation of Directors

58.

Directors shall receive such compensation for their services as shall be determined by a simple majority of the voting power of the Directors present or in accordance with the terms set out in Article 54 of these Articles, or a designated committee thereof.

Interested Directors

59.

A Director who is in any way, whether directly or indirectly, interested in a contract or proposed contract with the Company shall declare the nature of his or her interest at a meeting of the Directors. A general notice given to the Directors by any Director to the effect that he or she is to be regarded as interested in any contract or other arrangement which may thereafter be made with that company or firm shall be deemed a sufficient declaration of interest in regard to any contract so made. A Director may vote in respect of any contract or proposed contract or arrangement notwithstanding that he or she may be interested therein and if he or she does so his or her vote shall be counted and he or she may be counted in the quorum at any meeting of the Directors at which any such contract or proposed contract or arrangement shall come before the meeting for consideration.

60.

A Director may hold any other office or place of profit under the Company (other than the office of auditor) in conjunction with his or her office of Director for such period and on such terms (as to remuneration and otherwise) as the Directors may determine and no Director or intending Director shall be disqualified by his or her office from contracting with the Company either with regard to his or her tenure of any such other office or place of profit or as vendor, purchaser or otherwise, nor shall any such contract or arrangement entered into by or on behalf of the Company in which any Director is in any way interested, be liable to be avoided, nor shall any Director so contracting or being so interested be liable to account to the Company for any profit realised by any such contract or arrangement by reason of such Director holding that office or of the fiduciary relation thereby established. A Director, notwithstanding his or her interest, may be counted in the quorum present at any meeting of the Directors whereat he or she or any other Director is appointed to hold any such office or place of profit under the Company or whereat the terms of any such appointment are arranged and he or she may vote on any such appointment or arrangement.

Director Records

61.	The Directors shall cause minutes to be made provided for the purpose of recording:

(a)	all appointments of Officers made by the Directors;

(b)	the names of the Directors present at each meeting of the Directors and of any committee of the Directors; and

(c)	all resolutions and proceedings at all meetings of the Company, and of the Directors and of committees of Directors.

Authority to Wind Up the Company

62.	The Directors shall have the authority to present a winding up petition on behalf of the Company without the sanction of a resolution passed by the Company in a general meeting.

Alternate Director

63.

Any Director may in writing appoint another Person to be his or her alternate and, save to the extent provided otherwise in the form of appointment, such alternate shall have authority to sign written resolutions on behalf of the appointing Director, but shall not be authorized to sign such written resolutions where they have been signed by the appointing Director, and to act in such Director’s place at any meeting of the Directors. Every such alternate shall be entitled to attend and vote at meetings of the Directors as the alternate of the Director appointing him or her and where he or she is a Director to have a separate vote in addition to his or her own vote. A Director may at any time in writing revoke the appointment of an alternate appointed by him or her. Such alternate shall not be an Officer solely as a result of his or her appointment as an alternate other than in respect of such times as the alternate acts as a Director. The remuneration of such alternate shall be payable out of the remuneration of the Director appointing him or her and the proportion thereof shall be agreed between them.

64.

The Directors may from time to time appoint any Person, whether or not a Director to hold such office in the Company as the Directors may think necessary for the administration of the Company (including, for the avoidance of doubt and without limitation, any chairman (or co-chairman) of the board of Directors, one or more chief executive officers, presiding officer, presidents, a chief financial officer, a Secretary, assistant Secretary, vice-presidents, assistant vice-presidents, a treasurer, assistant treasurer or any other Officers as may be determined by the Directors), and for such term and at such remuneration (whether by way of salary or commission or participation in profits or partly in one way and partly in another), and with such powers and duties as the Directors may think fit. Any Person so appointed by the Directors may be removed by the Directors. No Officer need be a Shareholder or a Director. Any Person may occupy more than one office of the Company at any time.

65.

The Directors may from time to time and at any time by power of attorney (whether under Seal or under hand) or otherwise appoint any company, firm or Person or body of Persons, whether nominated directly or indirectly by the Directors, to be the attorney or attorneys or authorised signatory (any such Person being an “Attorney” or “Authorised Signatory”, respectively) of the Company for such purposes and with such powers, authorities and discretion (not exceeding those vested in or exercisable by the Directors under these Articles) and for such period and subject to such conditions as they may think fit, and any such power of attorney or other appointment may contain such provisions for the protection and convenience of Persons dealing with any such Attorney or Authorised Signatory as the Directors may think fit, and may also authorise any such Attorney or Authorised Signatory to delegate all or any of the powers, authorities and discretion vested in him or her.

SHARES

Shares

66.

Subject to these Articles and to the rights and restrictions of holders of any Series of Preferred Shares specified by these Articles or any Certificate of Designation and, where applicable, the rules of the Designated Stock Exchange and/or any competent regulatory authority, all Shares for the time being unissued shall be under the control of the Directors who may:

(a)	issue, allot and dispose of the same to such Persons, in such manner, on such terms and having such rights and being subject to such restrictions as they may from time to time determine; and

(b)	grant options with respect to such Shares and issue warrants or similar instruments with respect thereto;

and, for such purposes, the Directors may reserve an appropriate number of Shares for the time being unissued.

67.

Subject to the rights and restrictions of holders of any Series of Preferred Shares specified by these Articles or any Certificate of Designation, the Directors, or the Shareholders by Ordinary Resolution, may authorize the division of Shares into any number of Classes and sub-classes and Series and sub-Series and the different Classes and sub-classes and Series and sub-Series shall be authorized, established and designated (or re-designated as the case may be) and the variations in the relative rights (including, without limitation, voting, dividend and redemption rights), restrictions, preferences, privileges and payment obligations as between the different Classes and Series (if any) may be fixed and determined by the Directors or the Shareholders by Ordinary Resolution.

68.

Any conversion of Shares may be effected in any manner available under applicable law, including redeeming or repurchasing the relevant Shares and applying the proceeds thereof towards payment for the new Shares. For the purposes of the repurchase or redemption, the Directors may, subject to the Company being able to pay its debts in the ordinary course of business, make payments out of amounts standing to the credit of the Company’s Share Premium Account or out of its capital.

69.

The Directors may refuse to accept any application for Shares, and may accept any application in whole or in part, for any reason or for no reason. The Company may, insofar as may be permitted by law, pay a commission to any Person in consideration of their subscribing or agreeing to subscribe whether absolutely or conditionally for any Shares. Such commissions may be satisfied by the payment of cash or the lodgement of fully or partly paid-up Shares or partly in one way and partly in the other. The Company may also pay such brokerage as may be lawful on any issue of Shares.

Fractional Shares

70.

The Directors may issue fractions of a Share and, if so issued, a fraction of a Share shall be subject to and carry the corresponding fraction of liabilities (whether with respect to nominal or par value, premium, contributions, calls or otherwise), limitations, preferences, privileges, qualifications, restrictions, rights (including, without prejudice to the generality of the foregoing, voting and participation rights) and other attributes of a whole Share. If more than one fraction of a Share of the same Class is issued to or acquired by the same Shareholder such fractions shall be accumulated.

Calls on Shares

71.

Subject to the terms of the allotment and issue of any Shares, the Directors may from time to time make calls upon the Shareholders in respect of Shares that are not fully paid, and each Shareholder shall (subject to receiving at least 14 days’ notice specifying the time or times of payment) pay to the Company at the time or times so specified the amount unpaid on such Shares. The Directors may at any time declare any Share to be wholly or in part exempt from the provisions of this Article.

72.	The joint holders of a Share shall be jointly and severally liable to pay calls in respect thereof.

73.

If a sum called in respect of a Share is not paid before or on the day appointed for payment thereof, the Person from whom the sum is due shall pay interest upon the sum at the rate of eight percent per annum from the day appointed for the payment thereof to the time of the actual payment, but the Directors shall be at liberty to waive payment of that interest wholly or in part.

74.

The Directors may make arrangements on the issue of partly paid Shares for a difference between the Shareholders, or the particular Shares, in the amount of calls to be paid and in the times of payment.

75.

The Directors may, if they think fit, receive from any Shareholder willing to advance the same all or any part of the moneys uncalled and unpaid upon any partly paid Shares held by him or her, and upon all or any of the moneys so advanced may (until the same would, but for such advance, become presently payable) pay interest at such rate (not exceeding without the sanction of an Ordinary Resolution, eight percent per annum) as may be agreed upon between the Shareholder paying the sum in advance and the Directors.

Forfeiture of Shares

76.

If a Shareholder fails to pay any call or instalment of a call in respect of any Shares on the day appointed for payment, the Directors may, at any time thereafter during such time as any part of such call or instalment remains unpaid, serve a notice on him or her requiring payment of so much of the call or instalment as is unpaid, together with any interest which may have accrued.

77.

The notice shall name a further day (not earlier than the expiration of 14 days from the date of the notice) on or before which the payment required by the notice is to be made, and shall state that in the event of non-payment at or before the time appointed the Shares in respect of which the call was made will be liable to be forfeited.

78.

If the requirements of any such notice as aforesaid are not complied with, any Share in respect of which the notice has been given may at any time thereafter, before the payment required by notice has been made, be forfeited by a resolution of the Directors to that effect.

79.

A forfeited Share may be sold or otherwise disposed of on such terms and in such manner as the Directors think fit, and at any time before a sale or disposition the forfeiture may be cancelled on such terms as the Directors think fit.

80.

A Person whose Shares have been forfeited shall cease to be a Shareholder in respect of the forfeited Shares, but shall, notwithstanding, remain liable to pay to the Company all moneys which at the date of forfeiture were payable by him or her to the Company in respect of the Shares forfeited, but his or her liability shall cease if and when the Company receives payment in full of the amount unpaid on the Shares forfeited.

81.

A statutory declaration in writing that the declarant is a Director, and that a Share has been duly forfeited on a date stated in the declaration, shall be conclusive evidence of the facts in the declaration as against all Persons claiming to be entitled to the Share.

82.

The Company may receive the consideration, if any, given for a Share on any sale or disposition thereof pursuant to the provisions of these Articles as to forfeiture and may execute a transfer of the Share in favour of the Person to whom the Share is sold or disposed of and that Person shall be registered as the holder of the Share, and shall not be bound to see to the application of the purchase money, if any, nor shall his or her title to the Shares be affected by any irregularity or invalidity in the proceedings in reference to the disposition or sale.

Transfer of Shares

83.

Subject to these Articles and the rules or regulations of the Designated Stock Exchange or any relevant rules of the SEC or securities laws (including, but not limited to the Exchange Act), a Shareholder may transfer all or any of his or her Shares.

84.

The instrument of transfer of any Share shall be in (i) any usual or common form; (ii) such form as is prescribed by the Designated Stock Exchange; or (iii) in any other form the Directors may determine and shall be executed by or on behalf of the transferor (or otherwise as prescribed by the rules and regulations of the Designated Stock Exchange) and if in respect of a nil or partly paid up Share, or if so required by the Directors, shall also be executed on behalf of the transferee and shall be accompanied by the certificate (if any) of the Shares to which it relates and such other evidence as the Directors may reasonably require to show the right of the transferor to make the transfer. The transferor shall be deemed to remain a Shareholder until the name of the transferee is entered in the Register in respect of the relevant Shares.

85.

Subject to the terms of issue thereof and the rules or regulations of the Designated Stock Exchange or any relevant rules of the SEC or securities laws (including, but not limited to the Exchange Act), the Directors may determine to decline to register any transfer of Shares without assigning any reason therefor.

86.	The registration of transfers may be suspended at such times and for such periods as the Directors may from time to time determine.

87.

All instruments of transfer that are registered shall be retained by the Company, but any instrument of transfer that the Directors decline to register shall (except in any case of fraud) be returned to the Person depositing the same.

Transmission of Shares

88.

The legal personal representative of a deceased sole holder of a Share shall be the only Person recognised by the Company as having any title to the Share. In the case of a Share registered in the name of two or more holders, the survivors or survivor, or the legal personal representatives of the deceased holder of the Share, shall be the only Person recognised by the Company as having any title to the Share.

89.

Any Person becoming entitled to a Share in consequence of the death or bankruptcy of a Shareholder shall upon such evidence being produced as may from time to time be required by the Directors, have the right either to be registered as a Shareholder in respect of the Share or, instead of being registered himself or herself, to make such transfer of the Share as the deceased or bankrupt Person could have made; but the Directors shall, in either case, have the same right to decline or suspend registration as they would have had in the case of a transfer of the Share by the deceased or bankrupt Person before the death or bankruptcy.

90.

A Person becoming entitled to a Share by reason of the death or bankruptcy of a Shareholder shall be entitled to the same dividends and other advantages to which he or she would be entitled if he or she were the registered Shareholder, except that he or she shall not, before being registered as a Shareholder in respect of the Share, be entitled in respect of it to exercise any right conferred by membership in relation to meetings of the Company.

Alteration of Share Capital

91.

Subject to the rights and restrictions of holders of any Series of Preferred Shares specified by these Articles or any Certificate of Designation, the Company may from time to time by Ordinary Resolution increase the share capital by such sum, to be divided into Shares of such Classes and amount, as the resolution shall prescribe.

92.	Subject to the rights and restrictions of holders of any Series of Preferred Shares specified by these Articles or any Certificate of Designation, the Company may by Ordinary Resolution:

(a)	consolidate and divide all or any of its share capital into Shares of a larger amount than its existing Shares;

(b)	convert all or any of its paid up Shares into stock and reconvert that stock into paid up Shares of any denomination;

(c)

subdivide its existing Shares, or any of them into Shares of a smaller amount; provided that in the subdivision the proportion between the amount paid and the amount, if any, unpaid on each reduced Share shall be the same as it was in case of the Share from which the reduced Share is derived; and

(d)

cancel any Shares that, at the date of the passing of the resolution, have not been taken or agreed to be taken by any Person and diminish the amount of its share capital by the amount of the Shares so cancelled.

93.	The Company may by Special Resolution reduce its share capital and any capital redemption reserve in any manner authorized by law.

Redemption, Purchase and Surrender of Shares

94.	Subject to the Companies Act and the rules of the Designated Stock Exchange, the Company may:

(a)	issue Shares on terms that they are to be redeemed or are liable to be redeemed at the option of the Company or the Shareholder on such terms and in such manner as the Directors may determine;

(b)	purchase its own Shares (including any redeemable Shares) on such terms and in such manner as the Directors may determine and agree with the Shareholder;

(c)	make a payment in respect of the redemption or purchase of its own Shares in any manner authorized by the Companies Act, including out of its capital; and

(d)	accept the surrender for no consideration of any paid up Share (including any redeemable Share) on such terms and in such manner as the Directors may determine.

95.

Any Share in respect of which notice of redemption has been given shall not be entitled to participate in the profits of the Company in respect of the period after the date specified as the date of redemption in the notice of redemption.

96.	The redemption, purchase or surrender of any Share shall not be deemed to give rise to the redemption, purchase or surrender of any other Share.

97.

The Directors may when making payments in respect of redemption or purchase of Shares, if authorized by the terms of issue of the Shares being redeemed or purchased or with the agreement of the holder of such Shares, make such payment either in cash or in specie including, without limitation, interests in a special purpose vehicle holding assets of the Company or holding entitlement to the proceeds of assets held by the Company or in a liquidating structure.

Treasury Shares

98.	Shares that the Company purchases, redeems or acquires (by way of surrender or otherwise) may, at the option of the Company, be cancelled immediately or held as Treasury Shares in accordance with the

Companies Act. In the event that the Directors do not specify that the relevant Shares are to be held as Treasury Shares, such Shares shall be cancelled.

99.

No dividend may be declared or paid, and no other distribution (whether in cash or otherwise) of the Company’s assets (including any distribution of assets to Shareholders on a winding up) may be declared or paid in respect of a Treasury Share.

100.	The Company shall be entered in the Register as the holder of the Treasury Shares; provided that:

(a)	the Company shall not be treated as a member for any purpose and shall not exercise any right in respect of the Treasury Shares, and any purported exercise of such a right shall be void;

(b)

a Treasury Share shall not be voted, directly or indirectly, at any meeting of the Company and shall not be counted in determining the total number of issued shares at any given time, whether for the purposes of these Articles or the Companies Act, save that an allotment of Shares as fully paid bonus shares in respect of a Treasury Share is permitted and Shares allotted as fully paid bonus shares in respect of a Treasury Share shall be treated as Treasury Shares.

101.	Treasury Shares may be disposed of by the Company on such terms and conditions as determined by the Directors.

Capitalization of Reserves

102.	Subject to the Companies Act and these Articles, the Directors may:

(a)

resolve to capitalize an amount standing to the credit of reserves (including a Share Premium Account, capital redemption reserve and profit and loss account), whether or not available for distribution;

(b)

appropriate the sum resolved to be capitalized to the Shareholders in proportion to the nominal amount of Shares (whether or not fully paid) held by them respectively and apply that sum on their behalf in or towards:

(i)	paying up the amounts (if any) for the time being unpaid on Shares held by them respectively, or

(ii)	paying up in full unissued Shares or debentures of a nominal amount equal to that sum,

and allot the Shares or debentures, credited as fully paid, to the Shareholders (or as they may direct) in those proportions, or partly in one way and partly in the other, but the Share Premium Account, the capital redemption reserve and profits which are not available for distribution may, for the purposes of this Article 102, only be applied in paying up unissued Shares to be allotted to Shareholders credited as fully paid;

(c)

make any arrangements they think fit to resolve a difficulty arising in the distribution of a capitalized reserve and in particular, without limitation, where Shares or debentures become distributable in fractions the Directors may deal with the fractions as they think fit;

(d)	authorize a Person to enter (on behalf of all the Shareholders concerned) into an agreement with the Company providing for either:

(i)	the allotment to the Shareholders respectively, credited as fully paid, of Shares or debentures to which they may be entitled on the capitalization, or

(ii)

the payment by the Company on behalf of the Shareholders (by the application of their respective proportions of the reserves resolved to be capitalized) of the amounts or part of the amounts remaining unpaid on their existing Shares, and any such agreement made under this authority being effective and binding on all those Shareholders; and

(e)	generally do all acts and things required to give effect to any of the actions contemplated by this Article 102.

Share Premium Account

103.

The Directors shall in accordance with the Companies Act establish a Share Premium Account and shall carry to the credit of such account from time to time a sum equal to the amount or value of the premium paid on the issue of any Share.

104.

There shall be debited to any Share Premium Account on the redemption or purchase of a Share the difference between the nominal value of such Share and the redemption or purchase price; provided that at the determination of the Directors such sum may be paid out of the profits of the Company or, if permitted by the Companies Act, out of capital.

Certificates

105.

If so determined by the Directors, any Person whose name is entered as a member in the Register may receive a certificate in the form determined by the Directors. All certificates shall specify the Share or Shares held by that person and the amount paid up thereon; provided that in respect of a Share or Shares held jointly by several persons the Company shall not be bound to issue more than one certificate, and delivery of a certificate for a Share to one of several joint holders shall be sufficient delivery to all. All certificates for Shares shall be delivered personally or sent through the post addressed to the member entitled thereto at the Shareholder’s registered address as appearing in the Register.

106.	Every share certificate of the Company shall bear legends required under the applicable laws, including the Exchange Act.

107.

Any two or more certificates representing Shares of any one Class held by any Shareholder may at the Shareholder’s request be cancelled and a single new certificate for such Shares issued in lieu on payment (if the Directors shall so require) of US$1.00 or such smaller sum as the Directors shall determine.

108.

If a share certificate shall be damaged or defaced or alleged to have been lost, stolen or destroyed, a new certificate representing the same Shares may be issued to the relevant Shareholder upon request subject to delivery of the old certificate or (if alleged to have been lost, stolen or destroyed) compliance with such conditions as to evidence and indemnity and the payment of out-of-pocket expenses of the Company in connection with the request as the Directors may think fit.

109.	In the event that Shares are held jointly by several persons, any request may be made by any one of the joint holders and if so made shall be binding on all of the joint holders.

Modification of Rights

110.

Whenever the capital of the Company is divided into different Classes (and as otherwise determined by the Directors) the rights attached to any such Class may, subject to any rights or restrictions for the time being attached to any Class, only be materially adversely varied or abrogated with the consent required under the terms of any Certificate of Designation (if applicable) or, where there is no Certificate of Designation or the Certificate of Designation does not provide for a consent threshold, the consent in writing of the holders of a simple majority of the issued Shares of the relevant Class, or with the sanction of a resolution passed at a separate meeting of the holders of the Shares of such Class by a simple majority of the votes cast at such a meeting. To every such separate meeting all the provisions of these Articles relating to general meetings of the Company or to the proceedings thereat shall, mutatis mutandis, apply. For the purposes of this Article the Directors may treat all the Classes or any two or more Classes as forming one Class if they consider that all such Classes would be affected in the same way by the proposals under consideration, but in any other case shall treat them as separate Classes. The Directors may vary the rights attaching to any Class without the consent or approval of Shareholders provided that the rights will not, in the determination of the Directors, be materially adversely varied or abrogated by such action.

111.

The rights conferred upon the holders of the Shares of any Class shall not, unless otherwise expressly provided by the terms of issue of the Shares of that Class, be deemed to be materially adversely varied or abrogated by, inter alia, the creation, allotment or issue of Shares ranking pari passu with them, subsequent to them, with preferred rights (including enhanced voting rights) or the redemption or purchase of any Shares of any Class by the Company.

DIVIDENDS

Declaration of Dividends

112.

Subject to any rights and restrictions for the time being attached to any Shares, or as otherwise provided for in the Companies Act, these Articles and any Certificate of Designation, the Directors may from time to time declare dividends (including interim dividends) and other distributions on Shares in issue and authorize payment of the same out of the funds of the Company lawfully available therefor. Dividends may be paid in cash, in property, or in shares.

113.

Subject to any rights and restrictions for the time being attached to any Shares, all dividends shall be declared and paid according to the amounts paid up on the Shares, but if and for so long as nothing is paid up on any of the Shares dividends may be declared and paid according to the par value of the Shares.

114.

Any dividend may be paid in any manner as the Directors may determine. If paid by cheque it will be sent through the post to the registered address of the Shareholder or Person entitled thereto, or in the case of joint holders, to any one of such joint holders at his or her registered address or to such Person and such address as the Shareholder or Person entitled, or such joint holders as the case may be, may direct. Every such cheque shall be made payable to the order of the Person to whom it is sent or to the order of such other Person as the Shareholder or Person entitled, or such joint holders as the case may be, may direct.

115.	If several Persons are registered as joint holders of any Share, any of them may give effectual receipts for any dividend or other moneys payable on or in respect of the Share.

INDEMNIFICATION

Indemnification Of Directors, Officers, Employees and Other Agents

116.

To the fullest extent permitted by law, every Director (including, for the purposes of this Article 116, any alternate Director appointed pursuant to the provisions of these Articles), Secretary, assistant Secretary, or other Officer (but not including the Company’s auditors) and the personal representatives of the same (each an “Indemnified Person”) shall be indemnified and secured harmless out of the assets and funds of the Company against all actions or proceedings whether threatened, pending or completed, costs, charges, expenses, losses, damages or liabilities incurred or sustained by such Indemnified Person, other than by reason of such Indemnified Person’s own actual fraud, wilful default or wilful neglect as determined by a court of competent jurisdiction, (i) in or about the conduct of the Company’s business or affairs (including as a result of any mistake of judgment), (ii) in the execution or discharge of his or her duties, powers, authorities or discretions, or (iii) in respect of any actions or activities undertaken by an Indemnified Person provided for and in accordance with the provisions set out above (inclusive) including without prejudice to the generality of the foregoing, any costs, expenses, losses or liabilities incurred by such Indemnified Person in defending or otherwise being involved in, (whether successfully or otherwise) any civil proceedings concerning the Company or its affairs in any court whether in the Cayman Islands or elsewhere. Each Shareholder agrees to waive any claim or right of action he or she might have, whether individually or by or in the right of the Company, against any Director or Officer on account of any action taken by such Director or Officer, or the failure of such Director or Officer to take any action in the performance of his or her duties with or for the Company; provided that such waiver shall not extend to any matter in respect of any actual fraud, wilful default or wilful neglect which may attach to such Director or Officer.

117.	No Indemnified Person shall be liable:

(a)	for the acts, receipts, neglects, defaults or omissions of any other Director or Officer or agent of the Company; or

(b)	for any loss on account of defect of title to any property of the Company; or

(c)	on account of the insufficiency of any security in or upon which any money of the Company shall be invested; or

(d)	for any loss incurred through any bank, broker or other similar Person; or

(e)	for any loss occasioned by any negligence, default, breach of duty, breach of trust, error of judgement or oversight on such Indemnified Person’s part; or

(f)

for any loss, damage or misfortune whatsoever which may happen in or arise from the execution or discharge of the duties, powers, authorities, or discretions of such Indemnified Person’s office or in relation thereto;

unless the same shall happen through such Indemnified Person’s own actual fraud, wilful default or wilful neglect as determined by a court of competent jurisdiction.

118.

The Company will pay the expenses (including attorneys’ fees) incurred by an Indemnified Person in defending any proceeding in advance of its final disposition; provided, however, that such payment of expenses in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking by the Indemnified Person to repay all amounts advanced if it should be ultimately determined that the Indemnified Person is not entitled to be indemnified under these Articles or otherwise.

119.

The Directors, on behalf of the Company, may purchase and maintain insurance for the benefit of any Director or Officer of the Company against any liability which, by virtue of any rule of law, would otherwise attach to such Person in respect of any negligence, default, breach of duty or breach of trust of which such Person may be guilty in relation to the Company.

120.

The rights to indemnification and advancement of expenses conferred on any Indemnified Person as set out above will not be exclusive of any other rights that any Indemnified Person may have or hereafter acquire pursuant to an agreement with the Company or otherwise.

FISCAL YEAR

121.	The fiscal year of the Company shall end on 31 December of each year or such other date as the Directors may determine.

THE SEAL

122.

The Directors may adopt and alter a Seal. The Seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise, as may be determined from time to time by the Directors.

NOTICES

123.

Any notice or document may be served by the Company or by the Person entitled to give notice to any Shareholder either personally, or by sending it by post or courier service in a prepaid letter addressed to such Shareholder at his or her address as appearing in the Register, or by electronic mail, or by facsimile should the Directors deem it appropriate. Notice may also be served by electronic communication in accordance with the rules and regulations of the Designated Stock Exchange, the SEC and/or any other competent regulatory authority or by placing it on the Company’s website. In the case of joint holders of a Share, all notices shall be given to that one of the joint holders whose name stands first in the Register in respect of the joint holding, and notice so given shall be sufficient notice to all the joint holders.

124.

Any Shareholder present, either personally or by proxy, at any meeting of the Company shall for all purposes be deemed to have received due notice of such meeting and, where requisite, of the purposes for which such meeting was convened.

125.	Any notice or other document, if served by:

(a)	post, shall be deemed to have been served five clear days after the time when the letter containing the same is posted;

(b)

facsimile, shall be deemed to have been served upon production by the transmitting facsimile machine of a report confirming transmission of the facsimile in full to the facsimile number of the recipient;

(c)	courier service, shall be deemed to have been served 48 hours after the time when the letter containing the same is delivered to the courier service;

(d)

electronic mail or other electronic communication (such as transmission to any number, address or internet website (including the website of the SEC) or other electronic delivery methods as otherwise decided and approved by the Directors), shall be deemed to have been served immediately upon the time of the transmission by electronic mail or approved electronic communication, and it shall not be necessary for the receipt of the e-mail to be acknowledged by the recipient; or

(e)	placing it on the Company’s website; service of the notice shall be deemed to have been effected one hour after the notice or document was placed on the Company’s website.

In proving service by post or courier service it shall be sufficient to prove that the letter containing the notice or documents was properly addressed and duly posted or delivered to the courier service.

126.

Any notice or document delivered or sent in accordance with the terms of these Articles shall notwithstanding that such Shareholder be then dead or bankrupt, and whether or not the Company has notice of his or her death or bankruptcy, be deemed to have been duly served in respect of any Share registered in the name of such Shareholder as sole or joint holder, unless his or her name shall at the time of the service of the notice or document, have been removed from the Register as the holder of the Share, and such service shall for all purposes be deemed a sufficient service of such notice or document on all Persons interested (whether jointly with or as claiming through or under him or her) in the Share.

127.	Notice of every general meeting of the Company shall be given to:

(a)	all Shareholders holding Shares with the right to receive notice and who have supplied to the Company an address for the giving of notices to them; and

(b)	every Person entitled to a Share in consequence of the death or bankruptcy of a Shareholder, who but for his or her death or bankruptcy would be entitled to receive notice of the meeting.

No other Person shall be entitled to receive notices of general meetings.

AMENDMENT OF THE ARTICLES OF ASSOCIATION

128.

Subject to the Companies Act and the rights attaching to the various Classes, including pursuant to any Certificate of Designation, the Company may at any time and from time to time by Special Resolution alter or amend these Articles in whole or in part.

ACCOUNTS, AUDIT AND ANNUAL RETURN AND DECLARATION

129.	The books of account relating to the Company’s affairs shall be kept in such manner as may be determined from time to time by the Directors.

130.	The books of account shall be kept at the Office, or at such other place or places as the Directors think fit, and shall always be open to the inspection of the Directors.

131.

The Directors may from time to time determine whether and to what extent and at what times and places and under what conditions or regulations the accounts and books of the Company or any of them shall be open to the inspection of Shareholders not being Directors, and no Shareholder (not being a Director) shall have any right of inspecting any account or book or document of the Company except as conferred by law or authorized by the Directors or by Ordinary Resolution.

132.

The accounts relating to the Company’s affairs shall only be audited if the Directors so determine, in which case the financial year end and the accounting principles will be determined by the Directors. The financial year of the Company is set out in Article 121.

133.

Without prejudice to the freedom of the Directors to establish any other committee, if the Shares are listed or quoted on the Designated Stock Exchange, and if required by the Designated Stock Exchange, the Directors shall establish and maintain an audit committee (the “Audit Committee”) as a committee of the board of Directors and shall adopt a formal written Audit Committee charter and review and assess the adequacy of the formal written charter on an annual basis. The composition and responsibilities of the Audit Committee shall comply with the rules and regulations of the SEC and the Designated Stock Exchange.

134.

The Directors in each year shall prepare, or cause to be prepared, an annual return and declaration setting forth the particulars required by the Companies Act and deliver a copy thereof to the Registrar of Companies in the Cayman Islands.

WINDING UP

135.	If the Company shall be wound up the liquidator shall apply the assets of the Company in such manner and order as he or she thinks fit in satisfaction of creditors’ claims.

136.

Subject to the rights, if any, of the holders of any Series of Preferred Shares and any Certificate of Designation, if the Company shall be wound up, the liquidator may, with the sanction of an Ordinary Resolution divide amongst the holders of Ordinary Shares, in specie or kind the whole or any part of the assets of the Company (whether they shall consist of property of the same kind or not) and may, for such purpose set such value as he or she deems fair upon any property to be divided as aforesaid and may determine how such division shall be carried out as between the holders of Ordinary Shares or different Classes, including, by reference to the rights and restrictions attached to such Shares under these Articles or any Certificate of Designation. The liquidator may, with the like sanction, vest the whole or any part of such assets in trustees upon such trusts for the benefit of the Shareholders as the liquidator, with the like sanction shall think fit, but so that no Shareholder shall be compelled to accept any assets whereon there is any liability.

REGISTRATION BY WAY OF CONTINUATION

137.

The Company may by Special Resolution resolve to be registered by way of continuation in a jurisdiction outside the Cayman Islands or such other jurisdiction in which it is for the time being incorporated, registered or existing. In furtherance of a resolution adopted pursuant to this Article 137, the Directors may cause an application to be made to the Registrar of Companies to deregister the Company in the Cayman

Islands or such other jurisdiction in which it is for the time being incorporated, registered or existing and may cause all such further steps as they consider appropriate to be taken to effect the transfer by way of continuation of the Company.

MERGERS AND CONSOLIDATION

138.	The Company may merge or consolidate in accordance with the Companies Act.

139.	To the extent required by the Companies Act, the Company may by Special Resolution resolve to merge or consolidate the Company.

EXCLUSIVE JURISDICTION AND FORUM

140.

Unless the Company consents in writing to the selection of an alternative forum, the courts of the Cayman Islands shall have exclusive jurisdiction over any claim or dispute arising out of or in connection with the Memorandum of Association, the Articles or otherwise related in any way to each Shareholder’s shareholding in the Company, including but not limited to:

(a)	any derivative action or proceeding brought on behalf of the Company;

(b)	any action asserting a claim of breach of any fiduciary or other duty owed by any current or former Director, Officer or other employee of the Company to the Company or the Shareholders;

(c)	any action asserting a claim arising pursuant to any provision of the Companies Act, the Memorandum of Association or the Articles; or

(d)	any action asserting a claim against the Company concerning its internal affairs.

141.	Subject to Article 143 below, each Shareholder irrevocably submits to the exclusive jurisdiction of the courts of the Cayman Islands over all such claims or disputes.

142.

Without prejudice to any other rights or remedies that the Company may have, each Shareholder acknowledges that damages alone would not be an adequate remedy for any breach of the exclusive jurisdiction and forum provisions set out above and that accordingly the Company shall be entitled, without proof of special damages, to the remedies of injunction, specific performance or other equitable relief for any threatened or actual breach of those provisions.

143.

Articles 140, 141 and 142 shall not apply to any action or suits brought to enforce any liability or duty created by the Securities Act, the Exchange Act, or any claim for which the federal district courts of the United States of America are, as a matter of the laws of the United States, the sole and exclusive forum for determination of such a claim.

ANNEX C

FORM OF CERTIFICATE OF DESIGNATION OF SERIES A NON-VOTING CONVERTIBLE PREFERRED SHARES OF KORSANA BIOSCIENCES, INC. (AS A CAYMAN ISLANDS EXEMPTED COMPANY)

KORSANA BIOSCIENCES, INC.

CERTIFICATE OF DESIGNATION OF PREFERENCES,

RIGHTS AND LIMITATIONS

OF

SERIES A CONVERTIBLE PREFERRED SHARES

Pursuant to the memorandum and articles of association of the Company, adopted by special resolution on       (as amended from time to time, the “Articles”). Capitalised terms not otherwise defined herein shall have the meanings assigned thereto in the Articles.

Korsana Biosciences, Inc. (the “Company”), an exempted company incorporated in the Cayman Islands with limited liability, DOES HEREBY CERTIFY:

That, pursuant to the authority conferred by the Articles, at a duly convened meeting of the board of directors of the Company (the “Board of Directors”) on      , the Board of Directors adopted the following resolutions, which such resolutions provides for the creation of a series of the Company’s Preferred Shares with a par value of US$0.0001 per share, which is designated as “Series A Convertible Preferred Shares,” with the preferences, rights and limitations set forth therein relating to dividends, conversion, redemption, dissolution and distribution of assets of the Company.

WHEREAS: the Articles provide for a class of shares known as Preferred Shares, consisting of 100,000,000 shares with par value of US$0.0001 per share (the “Preferred Shares”), issuable from time to time in one or more series.

RESOLVED: that, pursuant to authority conferred upon the Board of Directors by the Articles, the Board of Directors (i) does hereby create and authorize and provide for the issuance and allotment of a series of Preferred Shares of the Company with a par value of US$0.0001 per share, designated as “Series A Convertible Preferred Shares”, and (ii) hereby fixes the designations, powers, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of such Preferred Shares, in addition to any provisions set forth in the Articles that are applicable to the Preferred Shares of all classes and series, as follows:

TERMS OF SERIES A CONVERTIBLE PREFERRED SHARES

D.	Designation, Amount and Par Value of Series A Preferred Shares.

This series of Preferred Shares shall be designated as “Series A Convertible Preferred Shares” (the “Series A Preferred Shares”) and the number of shares constituting the Series A Preferred Shares shall be 500,000. Each Series A Preferred Share shall have a par value of $0.0001 per share. Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, that no decrease shall reduce the number of Series A Preferred Shares to a number less than the number of shares then issued and outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Company convertible into Series A Preferred Shares.

1. Dividends.

From and after the date of the issuance of any Series A Preferred Shares (the “Series A Original Issue Date”), the holders of Series A Preferred Shares shall be entitled to receive, and the Company shall pay, dividends or distributions on Series A Preferred Shares (on an as-if-converted-to-Ordinary Shares basis, whether or not there is then a sufficient number of authorized but unissued Ordinary Shares to effect such conversion) in the same amount and form as dividends or distributions actually paid on Ordinary Shares when, as and if such dividends or distributions are paid on Ordinary Shares. No other dividends or distributions shall be paid on Series A Preferred Shares.

2. Liquidation, Dissolution or Winding Up.

a. Payments to Holders of Series A Preferred Shares and Ordinary Shares. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, the holders of the Series A Preferred Shares then issued and outstanding shall be entitled to a payment of $0.01 per share, subject to adjustment as provided below, before any payment is made to the holders of Ordinary Shares, and thereafter the holders of the Series A Preferred Shares then issued and outstanding shall be entitled to be paid out of the remaining assets of the Company available for distribution (on an as-converted-into-Ordinary Shares basis) on a pari passu basis with the holders of Ordinary Shares then issued and outstanding. The Series A Preferred Shares will rank junior to the holders of shares of any other class or series of preferred shares designated to be senior to the Ordinary Shares or the Series A Preferred Shares in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company.

3. Voting.

a. General. The holders of Series A Preferred Shares shall not be entitled to vote on any matter presented to the shareholders of the Company for their action or consideration at any meeting of shareholders of the Company (or by written consent of shareholders in lieu of meeting), except as otherwise required by law.

4. Optional Conversion. The holders of the Series A Preferred Shares shall have conversion rights as follows (the “Series A Conversion Rights”):

a. Right to Convert.

(1) Conversion Ratio. Each Series A Preferred Share shall be convertible, at the option of the holder thereof and without the payment of additional consideration by the holder thereof, into one fully paid and non-assessable Ordinary Share (the “Series A Conversion Ratio”). Such initial Series A Conversion Ratio shall be subject to adjustment as provided below.

(2) Termination of Series A Conversion Rights. In the event of a liquidation, dissolution or winding up of the Company, the Series A Conversion Rights shall terminate at the close of business on the last full day preceding the date fixed for the payment of any such amounts distributable on such event to the holders of Series A Preferred Shares.

b. Fractional Shares. No fractional Ordinary Share shall be issued upon conversion of the Series A Preferred Shares. In lieu of any fractional shares to which the holder would otherwise be entitled, the Company shall pay cash equal to such fraction multiplied by the fair market value of a share of Ordinary Shares as determined in good faith by the Board of Directors of the Company. Whether or not fractional shares would be issuable upon such conversion shall be determined on the basis of the total number of Series A Preferred Shares the holder is at the time converting into Ordinary Shares and the aggregate number of Ordinary Shares issuable upon such conversion.

c. Mechanics of Conversion.

(1) Notice of Conversion. In order for a holder of Series A Preferred Shares to voluntarily convert sham of Series A Preferred Shares into Ordinary Shares, such holder shall, at the office of the transfer agent for the Series A Preferred Shares (or at the principal office of the Company if the Company serves as its own transfer agent with respect to the Series A Preferred Shares), deliver written notice that such holder elects to convert all or any number of Series A Preferred Shares owned by such holder and, if applicable, any event on which such conversion is contingent. Such notice shall state such holder’s name or the names of the nominees in which such holder wishes Ordinary Shares to be issued. The close of business on the date of receipt by the transfer agent (or by the Company if the Company serves as its own transfer agent with respect to the Series A Preferred Shares) of such notice shall be the time of conversion (the “Series A Conversion Time”), and the Ordinary Shares issuable upon such conversion shall be deemed to be issued and outstanding of record as of such date. The Company shall, as soon as practicable after the Series A Conversion Time (but not more than two days thereafter), (i) issue and deliver to such holder of Series A Preferred Shares, or to his, her or its nominees, book entry for the number of full Ordinary Shares issuable upon such conversion in accordance with the provisions hereof, (ii) pay in cash such amount as provided in Section 4(b) in lieu of any fraction of a share of Ordinary Shares otherwise issuable upon such conversion and (iii) pay all declared but unpaid dividends on the Series A Preferred Shares converted.

(2) Reservation of Shares. The Company shall at all times when the Series A Preferred Shares shall be issued and outstanding, reserve and keep available out of its authorized but unissued share capital, for the purpose of effecting the conversion of the Series A Preferred Shares, such number of its duly authorized Ordinary Shares as shall from time to time be sufficient to effect the conversion of all the issued and outstanding Series A Preferred Shares; and if at any time the number of authorized but unissued Common Shares shall not be sufficient to effect the conversion of all the then issued and outstanding Series A Preferred Shares, the Company shall take such corporate action as may be necessary to increase its authorized but unissued Ordinary Shares to such number of shares as shall be sufficient for such purposes, including, without limitation, engaging in best efforts to obtain the requisite shareholder approval of any necessary amendment to the Articles.

(3) Effect of Conversion. All Series A Preferred Shares which shall have been surrendered for conversion as herein provided shall no longer be deemed to be issued and outstanding and all rights with respect to such shares shall immediately cease and terminate at the Series A Conversion Time, except only the right of the holders thereof to receive Ordinary Shares in exchange therefor, to receive payment in lieu of any fraction of a share otherwise issuable upon such conversion as provided in Section 4(b) and to receive payment of any dividends declared but unpaid on the Series A Preferred Shares so converted. Any Series A Preferred Shares so converted shall be retired and cancelled and may not be reissued as shares of such series, and the Company may thereafter take such appropriate action (without the need for shareholder action) as may be necessary to reduce the authorized number of Series A Preferred Shares accordingly.

(4) Taxes. The Company shall pay any and all issue and other similar taxes that may be payable in respect of any issuance or delivery of Ordinary Shares upon conversion of Series A Preferred Shares pursuant to this Section 4. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of Ordinary Shares in a name other than that in which the Series A Preferred Shares so convened were registered, and no such issuance or delivery shall be made unless and until the person or entity requesting such issuance has paid to the Company the amount of any such tax or has established, to the satisfaction of the Company, that such tax has been paid.

d. Adjustment for Share Splits and Combinations. If the Company shall at any time or from time to time after the Series A Original Issue Date effect a subdivision of the issued and outstanding Ordinary Shares, the Series A Conversion Ratio in effect immediately before that subdivision shall be proportionately adjusted so that the number of Ordinary Shares issuable on conversion of each share of such series shall be increased in proportion to such increase in the aggregate number of Ordinary Shares issued and outstanding. If the Company shall at any time or from time to time after the Series A Original Issue Date combine the issued and outstanding Ordinary Shares, the Series A Conversion Ratio in effect immediately before the combination shall be proportionately adjusted so that the number of Ordinary Shares issuable on conversion of each share of such series shall be decreased in proportion to such decrease in the aggregate number of Ordinary Shares issued and outstanding. Any adjustment under this subsection shall become effective at the close of business on the date the subdivision or combination becomes effective.

e. Adjustment for Certain Dividends and Distributions. In the event the Company at any time or from time to time after the Series A Original Issue Date shall make or issue, or fix a record date for the determination of holders of Ordinary Shares entitled to receive, a dividend or other distribution payable on the Ordinary Shares in additional Ordinary Shares, then and in each such event the Series A Conversion Ratio in effect immediately before such event shall be adjusted as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the number of Ordinary Shares into which the Series A Preferred Shares may be converted, as then in effect, by a fraction:

(1) the numerator of which shall be the total number of Ordinary Shares issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of Ordinary Shares issuable in payment of such dividend or distribution, and

(2) the denominator of which shall be the total number of Ordinary Shares issued and outstanding immediately prior to the time of such issuance or the close of business on such record date.

Notwithstanding the foregoing, (a) if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Series A Conversion Ratio shall be recomputed accordingly as of the close of business on such record date and thereafter the Series A Conversion Ratio shall be adjusted pursuant to this subsection as of the time of actual payment of such dividends or distributions; and (b) that no such adjustment shall be made if the holders of Series A Preferred Shares simultaneously receive a dividend or other distribution of Ordinary Shares in a number equal to the number of Ordinary Shares as they would have received if all issued and outstanding Series A Preferred Shares had been converted into Ordinary Shares on the date of such event.

f. Adjustments for Other Dividends and Distributions. In the event the Company at any time or from time to time after the Series A Original Issue Date shall make or issue, or fix a record date for the determination of holders of Ordinary Shares entitled to receive, a dividend or other distribution payable in securities of the Company (other than a distribution of Ordinary Shares in respect of issued and outstanding Ordinary Shares) or in other property and the provisions of Section 1 do not apply to such dividend or distribution, then and in each such event the holders of Series A Preferred Shares shall receive, simultaneously with the distribution to the holders of Ordinary Shares, a dividend or other distribution of such securities or other property in an amount equal to the amount of such securities or other property as they would have received if all issued and outstanding Series A Preferred Shares had been converted into Ordinary Shares on the date of such event.

g. Adjustment for Merger or Reorganization, etc. If there shall occur any reorganization, recapitalization, reclassification, consolidation or merger involving the Company in which the Ordinary Shares (but not the Series A Preferred Shares) is converted into or exchanged for securities, cash or other property, then, following any such reorganization, recapitalization, reclassification, consolidation or merger, each share of Series A Preferred Shares shall thereafter be convertible in lieu of the Ordinary Shares into which it was convertible prior to such event into the kind and amount of securities, cash or other property which a holder of the number of Ordinary Shares of the Company issuable upon conversion of one share of Series A Preferred Shares immediately prior to such reorganization, recapitalization, reclassification, consolidation or merger would have been entitled to receive pursuant to such transaction; and, in such case, appropriate adjustment (as determined in good faith by the Board of Directors of the Company) shall be made in the application of the provisions in this Section 4 with respect to the rights and interests thereafter of the holders of the Series A Preferred Shares, to the end that the provisions set forth in this Section 4 (including provisions with respect to changes in and other adjustments of the Series A Conversion Ratio) shall thereafter be applicable, as nearly as reasonably may be, in relation to any securities or other property thereafter deliverable upon the conversion of the Series A Preferred Shares.

h. Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Series A Conversion Ratio pursuant to this Section 4, the Company at its expense shall, as promptly as reasonably practicable but in any event not later than ten (10) days thereafter, compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of Series A Preferred Shares a certificate setting forth such adjustment or readjustment (including the kind and amount of securities, cash or other property into which the Series A Preferred Shares is convertible) and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, as promptly as reasonably practicable after the written request at any time of any holder of Series A Preferred Shares (but in any event not later than ten (10) days thereafter), furnish or cause to be furnished to such holder a certificate setting forth (i) the Series A Conversion Ratio then in effect, and (ii) the number of Ordinary Shares and the amount, if any, of other securities, cash or property which then would be received upon the conversion of Series A Preferred Shares.

i. Notice of Record Date. In the event:

(1) the Company shall take a record of the holders of its Ordinary Shares (or other shares or securities at the time issuable upon conversion of the Series A Preferred Shares) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of any class or any other securities, or to receive any other security; or

(2) of any capital reorganization of the Company, any reclassification of the Ordinary Shares of the Company, or any recapitalization, consolidation or merger involving the Company; or

(3) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company,

then, and in each such case, the Company will send or cause to be sent to the holders of the Series A Preferred Shares a notice specifying, as the case may be, (i) the record date for such dividend, distribution or right, and the amount and manner of payment of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is proposed to take place, and the time, if any is to be fixed, as of which the holders of record of Ordinary Shares (or such other shares or securities at the time issuable upon the conversion of the Series A Preferred Shares) shall be entitled to exchange their Ordinary Shares (or such other shares or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up, and the amount per share and character of such exchange applicable to the Series A Preferred Shares and the Ordinary Shares. Such notice shall be sent at least ten (10) days prior to the record date or effective date for the event specified in such notice.

5. Acquired Shares. Any Series A Preferred Shares that are acquired by the Company or any of its subsidiaries shall be automatically and immediately cancelled and retired and shall not be reissued, sold or transferred. Neither the Company nor any of its subsidiaries may exercise any voting or other rights granted to the holders of Series A Preferred Shares following redemption.

6. Waiver. Any of the rights, powers, preferences and other terms of the Series A Preferred Shares set forth herein may be waived on behalf of all holders of Series A Preferred Shares by the affirmative written consent or vote of the holders of at least a majority of the Series A Preferred Shares then issued and outstanding.

7. Notices. Any notice required or permitted by the provisions of hereof to be given to a holder of Series A Preferred Shares shall be mailed, postage prepaid, to the post office address last shown on the records of the Company, or given by electronic communication in compliance with the provisions of the Articles, and shall be deemed sent upon such mailing or electronic transmission.

IN WITNESS WHEREOF, Korsana Biosciences, Inc. has caused this Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Shares to be duly executed on its behalf by a director of the Company on

Korsana Biosciences, Inc.

By:
Name:
Title:

ANNEX D

FORM OF CERTIFICATE OF DESIGNATION OF SERIES B NON-VOTING CONVERTIBLE PREFERRED SHARES OF KORSANA BIOSCIENCES, INC. (AS A CAYMAN ISLANDS EXEMPTED COMPANY)

KORSANA BIOSCIENCES, INC.

CERTIFICATE OF DESIGNATION OF PREFERENCES, RIGHTS AND LIMITATIONS

OF

SERIES B CONVERTIBLE PREFERRED SHARE

Pursuant to the memorandum and articles of association of the Company, adopted by special resolution on       (as amended from time to time, the “Articles”). Capitalised terms not otherwise defined herein shall have the meanings assigned thereto in the Articles.

Korsana Biosciences, Inc. (the “Company”), an exempted company incorporated in the Cayman Islands with limited liability, DOES HEREBY CERTIFY:

That, pursuant to the authority conferred by the Articles, at a duly convened meeting of the board of directors of the Company (the “Board of Directors”) on      , the Board of Directors adopted the following resolutions, which such resolutions provides for the creation of a series of the Company’s Preferred Shares with a par value of US$0.0001 per share, which is designated as “Series B Convertible Preferred Shares,” with the preferences, rights and limitations set forth therein relating to dividends, conversion, redemption, dissolution and distribution of assets of the Company.

WHEREAS: the Articles provide for a class of shares known as Preferred Shares, consisting of 100,000,000 shares with par value of US$0.0001 per share (the “Preferred Shares”), issuable from time to time in one or more series.

RESOLVED: that, pursuant to authority conferred upon the Board of Directors by the Articles, the Board of Directors (i) does hereby create and authorize and provide for the issuance and allotment of a series of Preferred Shares of the Company with a par value of US$0.0001 per share, designated as “Series B Convertible Preferred Shares”, and (ii) hereby fixes the designations, powers, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of such Preferred Shares, in addition to any provisions set forth in the Articles that are applicable to the Preferred Shares of all classes and series, as follows:

1. Definitions. For the purposes of this section, the following terms shall have the following meanings:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 of the Securities Act of 1933, as amended.

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Buy-In” shall have the meaning set forth in Section 6.5.4.

“Closing Sale Price” means, for any security as of any date, the last closing trade price for such security immediately prior to 4:00 p.m., New York City time, on the principal Trading Market where such security is listed or traded, as reported by Bloomberg, L.P. (or an equivalent, reliable reporting service), or if the foregoing do not apply, the last trade price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, L.P., or, if no last trade price is reported for such security by Bloomberg, L.P., the average of the bid prices of any market makers for such security as reported on the OTC Pink Market by OTC Markets Group, Inc. If the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Sale Price of such security on such date shall be the fair market value as determined in good faith by the Board of Directors of the Company.

“Commission” means the United States Securities and Exchange Commission.

“Conversion Shares” means, collectively, the Ordinary Shares issuable upon conversion of the Series B Non-Voting Preferred Shares in accordance with the terms hereof.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Holder” means a holder of Series B Non-Voting Preferred Shares.

“Ordinary Shares” means the Company’s ordinary shares of $0.0001 par value, and any other class of shares into which such securities may hereafter be reclassified or changed.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Trading Day” means a day on which the principal Trading Market is open for business.

“Trading Market” means any of the following markets or exchanges on which the Ordinary Shares are listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, or the New York Stock Exchange (or any successors to any of the foregoing).

2. Designation, Amount and Par Value. The series of Preferred Shares shall be designated as the Company’s Series B Non-Voting Convertible Preferred Shares (the “Series B Non-Voting Preferred Shares”) and the number of shares so designated shall be [  ]. Each Series B Non-Voting Preferred Share shall have a par value of $0.0001 per share.

3. Dividends. Holders shall be entitled to receive, and the Company shall pay, dividends on the Series B Non-Voting Preferred Shares (on an as-if-converted-to-Ordinary-Share basis, without regard to the Beneficial Ownership Limitation (as defined below)) equal to and in the same form, and in the same manner, as dividends (other than dividends on Ordinary Shares payable in the form of Ordinary Shares) actually paid on Ordinary Shares when, as and if such dividends (other than dividends payable in the form of Ordinary Shares) are paid on Ordinary Shares. Other than as set forth in the previous sentence, no other dividends shall be paid on Series B Non-Voting Preferred Shares and the Company shall pay no dividends (other than dividends payable in the form of Ordinary Shares) on Ordinary Shares unless it simultaneously complies with the previous sentence.

4. Voting Rights.

4.1 Except as otherwise provided herein or as otherwise required by the Companies Act (as amended) of the Cayman Islands, the Series B Non-Voting Preferred Shares shall have no voting rights. However, as long as any Series B Non-Voting Preferred Shares are issued and outstanding, the Company shall not, without the affirmative vote of the holders of a majority of the then issued and outstanding Series B Non-Voting Preferred Shares: (i) alter or change adversely the powers, preferences or rights given to the Series B Non-Voting Preferred Shares or alter or amend the rights, powers, preferences and other terms of the Preferred Shares set forth herein (this “Description of Rights”), amend or repeal any provision of, or add any provision to, the Articles (including this Description of Rights), or file any articles of amendment, descriptions of rights, preferences, limitations and relative rights of any series of Preferred Shares, if such action would adversely alter or change the preferences, rights, privileges or powers of, or restrictions provided for the benefit of the Series B Non-Voting Preferred Shares, regardless of whether any of the foregoing actions shall be by means of amendment to the Articles or by merger, consolidation, recapitalization, reclassification, conversion or otherwise,

(ii) issue further Series B Non-Voting Preferred Shares or increase or decrease (other than by conversion) the number of authorized Series B Non-Voting Preferred Shares, (iii) at any time while at least 30% of the originally issued Series B Non-Voting Preferred Shares remains issued and outstanding, (A) consummate (I) any Fundamental Transaction (as defined below) or (II) any merger or consolidation of the Company with or into another entity or any share sale to, or other business combination in which the shareholders of the Company immediately before such transaction do not hold at least a majority of the shares in the capital of the Company immediately after such transaction, (B) increase the size of the Board of Directors of the Company, (C) adopt, amend or repeal any written delegation of authority policy, corporate authority matrix or similar document, framework or schedule unless such adoption, amendment or repeal has been approved by the unanimous vote of the Board of Directors of the Company or (D) retain or replace the Company’s registered independent public accounting firm, independent compensation consultant or corporate counsel or (iv) enter into any agreement with respect to any of the foregoing. Holders of Ordinary Shares acquired upon the conversion of Series B Non-Voting Preferred Shares shall be entitled to the same voting rights as each other holder of Ordinary Share.

4.2 Any vote required or permitted under Section 4.1 or any other Section of this Certificate of Designation may be taken at a meeting of the Holders or through the execution of an action by written consent in lieu of such meeting, provided that the consent is executed by Holders representing a majority of the issued and outstanding Series B Non-Voting Preferred Shares.

4.3 Election of Directors.

4.3.1 At all times when at least 30% of the originally issued Series B Non-Voting Preferred Shares remains issued and outstanding, (i) the holders of record of the Series B Non-Voting Preferred Shares, exclusively and voting together as a separate class on an as-converted to Ordinary Shares basis, shall be entitled to elect four directors of the Company (the “Preferred Directors”); and (iii) the holders of record of the Ordinary Shares and of any other class or series of voting share (including the Series B Non-Voting Preferred Shares), exclusively and voting together as a single class on an as-converted to Ordinary Shares basis, shall be entitled to elect the balance of the total number of directors of the Company (the “At-Large Directors”); provided, however, for administrative convenience, the initial Preferred Directors may also be appointed by the Board of Directors in connection with the approval of the initial issuance of Series B Non-Voting Preferred Shares without a separate action by the holders of Series B Non-Voting Preferred Shares.

4.3.2 Any Preferred Director elected as provided in Section 4.3.1 may be removed without cause by, and only by, the affirmative vote of the holders of a majority of the Series B Non-Voting Preferred Shares, given either at a meeting of the Holders duly called for that purpose or through the execution of an action by written consent in lieu of such meeting, provided that the consent is executed by Holders representing a majority of the issued and outstanding Series B Non-Voting Preferred Shares.

4.3.3 If the holders of the Series B Non-Voting Preferred Shares fail to elect a sufficient number of directors to fill all directorships for which they are entitled to elect directors pursuant to Section 4.3.1 (and to the extent any of such directorships is not otherwise filled by a director appointed in accordance with the proviso in Section 4.3.1), then any directorship not so filled shall remain vacant until such time as the holders of the Series B Non-Voting Preferred Shares fill such directorship in accordance with Section 4.3.1.

4.3.4 At any meeting held for the purpose of electing a Preferred Director, the presence in person or by proxy of the holders of a majority of the issued and outstanding Series B Non-Voting Preferred Shares shall constitute a quorum for the purpose of electing such Preferred Director.

4.3.5 Each Preferred Director shall be entitled to three votes on each matter presented to the Board of Directors.

5. Rank; Liquidation.

5.1 The Series B Non-Voting Preferred Shares shall rank on parity with the Ordinary Shares, the Company’s Series A Convertible Preferred Shares as to distributions of assets upon liquidation, winding up or subsequent dissolution of the Company, whether voluntarily or involuntarily.

5.2 Upon any liquidation, winding-up or subsequent dissolution of the Company, whether voluntary or involuntary (a “Liquidation”), each Holder shall be entitled to receive out of the assets, whether capital or surplus, of the Company the same amount that a holder of Ordinary Shares would receive if the Series B Non-Voting Preferred Shares were fully converted (disregarding for such purpose any Beneficial Ownership Limitations) to Ordinary Shares which amounts shall be paid pari passu with all holders of Ordinary Shares, plus an additional amount equal to any dividends declared on but unpaid to such shares. If, upon any such Liquidation, the assets of the Company shall be insufficient to pay the Holders of the Series B Non-Voting Preferred Shares the amount required under the preceding sentence, then all remaining assets of the Company shall be distributed ratably to the Holders and the holders of Ordinary Shares in accordance with the respective amounts that would be payable on all such securities if all amounts payable thereon were paid in full. For the avoidance of any doubt, a Fundamental Transaction shall not be deemed a Liquidation unless the Company expressly declares that such Fundamental Transaction shall be treated as if it were a Liquidation.

6. Conversion.

6.1 Reserved.

6.2 Conversion at Option of Holder. Subject to Section 6.4 and Section 6.5.3, each Series B Non-Voting Preferred Share then issued and outstanding shall be convertible, at any time and from time to time, at the option of the Holder thereof, into a number of Ordinary Shares equal to the Conversion Ratio, subject to the Beneficial Ownership Limitation (each, an “Optional Conversion”). Holders shall effect conversions by providing the Company with the form of conversion notice attached hereto as Annex A (a “Notice of Conversion”), duly completed and executed. Provided the Company’s transfer agent is participating in the Depository Trust Company (“DTC”) Fast Automated Securities Transfer program, the Notice of Conversion may specify, at the Holder’s election, whether the applicable Conversion Shares shall be credited to the account of the Holder’s prime broker with DTC through its Deposit Withdrawal Agent Commission system (a “DWAC Delivery”). The date on which an Optional Conversion shall be deemed effective (the “Conversion Date”) shall be the Trading Day that the Notice of Conversion, completed and executed, is sent via email to, and received during regular business hours by, the Company; provided, that the original certificate(s) (if any) representing such Series B Non-Voting Preferred Shares being converted, duly endorsed, and the accompanying Notice of Conversion, are received by the Company within two (2) Trading Days thereafter. In all other cases, the Conversion Date shall be defined as the Trading Day on which the original certificate(s) (if any) representing such Series B Non-Voting Preferred Shares being converted, duly endorsed, and the accompanying Notice of Conversion, are received by the Company. The calculations set forth in the Notice of Conversion shall control in the absence of manifest or mathematical error.

6.3 Conversion Ratio. The “Conversion Ratio” for Series B Non-Voting Preferred Shares shall be 1,000 Ordinary Shares issuable upon the conversion (the “Conversion”) of each Series B Non-Voting Preferred Share (corresponding to a ratio of 1,000:1), subject to adjustment as provided herein.

6.4 Beneficial Ownership Limitation. Notwithstanding anything herein to the contrary, the Company shall not effect any conversion of any Series B Non-Voting Preferred Share, and a Holder shall not have the right to convert any portion of the Series B Non-Voting Preferred Shares pursuant to Section 6.2, to the extent that, after giving effect to such attempted conversion set forth on an applicable Notice of Conversion (as defined in this Description of Rights) with respect to the Series B Preferred Share, such Holder (or any of such Holder’s Affiliates or any other Person who would be a beneficial owner of Ordinary Shares beneficially owned by the Holder for purposes of Section 13(d) or Section 16 of the Exchange Act and the applicable rules and regulations of the Commission, including any “group” of which the Holder is a member (the foregoing,

“Attribution Parties”)) would beneficially own a number of Ordinary Shares in excess of the Beneficial Ownership Limitation. For purposes of the foregoing sentence, the aggregate number of Ordinary Shares beneficially owned by such Holder and its Attribution Parties shall include the number of Ordinary Shares issuable upon conversion of the Series B Non-Voting Preferred Shares subject to the Notice of Conversion, with respect to which such determination is being made, but shall exclude the number of Ordinary Shares which are issuable upon (A) conversion of the remaining, unconverted Series B Non-Voting Preferred Shares beneficially owned by such Holder or any of its Attribution Parties, and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company (including any warrants) beneficially owned by such Holder or any of its Attribution Parties that are subject to and would exceed a limitation on conversion or exercise similar to the limitation contained herein. Except as set forth in the preceding sentence, for purposes of this Section 6.4, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the applicable rules and regulations of the Commission, and the terms “beneficial ownership” and “beneficially own” have the meanings ascribed to such terms therein. In addition, for purposes hereof, “group” has the meaning set forth in Section 13(d) of the Exchange Act and the applicable rules and regulations of the Commission. For purposes of this Section 6.4, in determining the number of issued and outstanding Ordinary Shares, a Holder may rely on the number of authorized but issued and outstanding Ordinary Shares as stated in the most recent of the following: (A) the Company’s most recent periodic or annual filing with the Commission, as the case may be, (B) a more recent public announcement by the Company that is filed with the Commission, or (C) a more recent notice by the Company or the Company’s transfer agent to the Holder setting forth the number of Ordinary Shares authorized but then issued and outstanding. Upon the written request of a Holder (which may be by email), the Company shall, within two (2) Trading Days thereof, confirm in writing to such Holder (which may be via email) the number of Ordinary Shares authorized but then issued and outstanding. In any case, the number of issued and outstanding Ordinary Shares shall be determined after giving effect to any actual conversion or exercise of securities of the Company, including Series B Non-Voting Preferred Shares, by such Holder or its Attribution Parties since the date as of which such number of issued and outstanding Ordinary Shares was last publicly reported or confirmed to the Holder. The “Beneficial Ownership Limitation” shall initially be set at the discretion of each Holder to a percentage designated by such Holder on its signature page to the Purchase Agreement or otherwise between 0% and 19.99% of the number of Ordinary Shares issued and outstanding or deemed to be outstanding as of the applicable measurement date, and such percentage shall be set at 19.99% for any Holder that does not make such designation in the Purchase Agreement or otherwise. The Company shall be entitled to rely on representations made to it by the Holder in any Notice of Conversion regarding its Beneficial Ownership Limitation. Notwithstanding the foregoing, by written notice to the Company (email being sufficient), (i) the Holder may reset the Beneficial Ownership Limitation percentage to a higher percentage, not to exceed 19.99%, which increase will not be effective until the sixty-first (61st) day after such written notice is delivered to the Company, and (ii) the Holder may reset the Beneficial Ownership Limitation percentage to a lower percentage. Upon such a change by a Holder of the Beneficial Ownership Limitation, not to exceed 19.99%, the Beneficial Ownership Limitation may not be further amended by such Holder without first providing the minimum notice required by this Section 6.4. Notwithstanding the foregoing, (x) at any time following notice of a Fundamental Transaction, the Holder may waive and/or change the Beneficial Ownership Limitation effective immediately upon written notice to the Company and may reinstitute a Beneficial Ownership Limitation at any time thereafter effective immediately upon written notice to the Company and (y) at any time that the beneficial ownership of Ordinary Shares (together with any of such Holder’s Attribution Parties) is equal to or less than 9.00% of the number of Ordinary Shares issued and outstanding as of any given date, then such Holder’s Beneficial Ownership Limitation shall automatically be set to 9.99%. The provisions of this Section 6.4 shall be construed, corrected and implemented in a manner so as to effectuate the intended Beneficial Ownership Limitation herein contained and the Ordinary Shares underlying the Securities in excess of the Beneficial Ownership Limitation shall not be deemed to be beneficially owned by the Purchaser for any purpose including for purposes of Section 13(d) or Rule 16a-1(a)(1) of the Exchange Act.

6.5 Mechanics of Conversion.

6.5.1 Delivery of Certificate or Electronic Issuance. Upon Conversion not later than two (2) Trading Days after the applicable Conversion Date, or if the Holder requests the issuance of physical certificate(s), two (2) Trading Days after receipt by the Company of the original certificate(s) representing such Series B Non-Voting Preferred Shares being converted, duly endorsed, and the accompanying Notice of Conversion (the “Share Delivery Date”), the Company shall either: (a) deliver, or cause to be delivered, to the converting Holder a physical certificate or certificates representing the number of Conversion Shares being acquired upon the conversion of Series B Non-Voting Preferred Shares, or (b) in the case of a DWAC Delivery (if so requested by the Holder), electronically transfer such Conversion Shares by crediting the account of the Holder’s prime broker with DTC through its DWAC system. If in the case of any Notice of Conversion such certificate or certificates for the Conversion Shares are not delivered to or as directed by or, in the case of a DWAC Delivery, such shares are not electronically delivered to or as directed by, the applicable Holder by the Share Delivery Date, the applicable Holder shall be entitled to elect to rescind such Notice of Conversion by written notice to the Company at any time on or before its receipt of such certificate or certificates for Conversion Shares or electronic receipt of such shares, as applicable, in which event the Company shall promptly return to such Holder any original Series B Non-Voting Preferred Share certificate delivered to the Company and such Holder shall promptly return to the Company any share certificates or otherwise direct the return of any Ordinary Shares delivered to the Holder through the DWAC system, representing the Series B Non-Voting Preferred Shares unsuccessfully tendered for conversion to the Company.

6.5.2 Obligation Absolute. Subject to Section 6.4 and subject to Holder’s right to rescind a Notice of Conversion pursuant to Section 6.5.1, the Company’s obligation to issue and deliver the Conversion Shares upon conversion of Series B Non-Voting Preferred Shares in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by a Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by such Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by such Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to such Holder in connection with the issuance of such Conversion Shares. Subject to Section 6.4 and subject to Holder’s right to rescind a Notice of Conversion pursuant to Section 6.5.1, in the event a Holder shall elect to convert any or all of its Series B Non-Voting Preferred Shares, the Company may not refuse conversion based on any claim that such Holder or anyone associated or affiliated with such Holder has been engaged in any violation of law, agreement or for any other reason, unless an injunction from a court, on notice to Holder, restraining and/or enjoining conversion of all or part of the Series B Non-Voting Preferred Shares of such Holder shall have been sought and obtained by the Company, and the Company posts a surety bond for the benefit of such Holder in the amount of 150% of the value of the Conversion Shares into which would be converted the Series B Non-Voting Preferred Shares which is subject to such injunction, which bond shall remain in effect until the completion of arbitration/litigation of the underlying dispute and the proceeds of which shall be payable to such Holder to the extent it obtains judgment. In the absence of such injunction, the Company shall, subject to Section 6.4 and subject to Holder’s right to rescind a Notice of Conversion pursuant to Section 6.5.1, issue Conversion Shares upon a properly noticed conversion.

6.5.3 Cash Settlement. If, at any time after the initial issuance of the Series B Non-Voting Preferred Share, the Company fails to deliver to a Holder such certificate or certificates, or electronically deliver (or instruct its transfer agent to electronically deliver) such shares in the case of a DWAC Delivery, pursuant to Section 6.5.1 on or prior to the third (3rd) Trading Day after the Share Delivery Date applicable to such conversion (other than a failure caused by (i) materially incorrect or incomplete information provided by Holder to the Company or (ii) the application of the Beneficial Ownership Limitation, then, unless the Holder has rescinded the applicable Notice of Conversion pursuant to Section 6.5.1, the Company shall, at the request of the Holder, pay an amount equal to the Fair Value (as defined below) of such undelivered shares, with such payment to be made within two Business Days from the date of request by the Holder, whereupon the Company’s obligations to deliver such shares underlying the Notice of Conversion shall be extinguished upon payment in full of the Fair Value of such undelivered shares. For purposes of this Section 6.5.3, the “Fair Value” of shares shall be fixed with reference to the last reported Closing Sale Price on the principal Trading Market on which the Ordinary Shares are listed as of the Trading Day immediately prior to the date on which the Notice of Conversion is delivered to the Company. For the avoidance of doubt, the cash settlement provisions set forth in this Section 6.5.3 shall be available irrespective of the reason for the Company’s failure to timely deliver Conversion Shares (other than a failure caused by (i) materially incorrect or incomplete information provided by Holder to the Company or (ii) the application of the Beneficial Ownership Limitation, including due to limitations set forth in Section 6.5.6, due to applicable Trading Market rules.

6.5.4 Buy-In on Failure to Timely Deliver Certificates. If the Company fails to deliver to a Holder the applicable certificate or certificates or to effect a DWAC Delivery, as applicable, by the Share Delivery Date pursuant to Section 6.5.1 (other than a failure caused by materially incorrect or incomplete information provided by Holder to the Company or the application of the Beneficial Ownership Limitation), and if after such Share Delivery Date such Holder is required by its brokerage firm to purchase (in an open market transaction or otherwise), or the Holder’s brokerage firm otherwise purchases, Ordinary Shares to deliver in satisfaction of a sale by such Holder of the Conversion Shares which such Holder was entitled to receive upon the conversion relating to such Share Delivery Date (a “Buy-In”), then the Company shall (A) pay in cash to such Holder (in addition to any other remedies available to or elected by such Holder) the amount by which (x) such Holder’s total purchase price (including any brokerage commissions) for the Ordinary Shares so purchased exceeds (y) the product of (1) the aggregate number of Ordinary Shares that such Holder was entitled to receive from the conversion at issue multiplied by (2) the actual sale price at which the sell order giving rise to such purchase obligation was executed (including any brokerage commissions) and (B) at the option of such Holder, either reissue (if surrendered) the Series B Non-Voting Preferred Shares equal to the number of Series B Non-Voting Preferred Shares submitted for conversion or deliver to such Holder the number of Ordinary Shares that would have been issued if the Company had timely complied with its delivery requirements under Section 6.5.1. For example, if a Holder purchases Ordinary Shares having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of Series B Non-Voting Preferred Shares with respect to which the actual sale price (including any brokerage commissions) giving rise to such purchase obligation was a total of $10,000 under clause (A) of the immediately preceding sentence, the Company shall be required to pay such Holder $1,000. The Holder shall provide the Company written notice, within three (3) Trading Days after the occurrence of a Buy-In, indicating the amounts payable to such Holder in respect of such Buy-In together with applicable confirmations and other evidence reasonably requested by the Company. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing Ordinary Shares upon conversion of Series B Non-Voting Preferred Shares as required pursuant to the terms hereof or the cash settlement remedy set forth in Section 6.5.3; provided, however, that the Holder shall not be entitled to both (i) require the reissuance of Series B Non-Voting Preferred Shares submitted for conversion for which such conversion was not timely honored and (ii) receive the number of Ordinary Shares that would have been issued if the Company had timely complied with its delivery requirements under Section 6.5.1.

6.5.5 Reservation of Shares Issuable Upon Conversion. The Company covenants that at all times it will reserve and keep available out of its authorized and unissued shares Ordinary Shares for the sole purpose of issuance upon conversion of the Series B Non-Voting Preferred Shares, free from preemptive rights or any other actual contingent purchase rights of Persons other than the Holders of the Series B Non-Voting Preferred Shares, not less than such aggregate number of Ordinary Shares as shall be issuable (taking into account the adjustments of Section 7) upon the conversion of all issued and outstanding Series B Non-Voting Preferred Shares. The Company covenants that all Ordinary Shares that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid and non-assessable.

6.5.6 Fractional Shares. No fractional Ordinary Shares shall be issued upon conversion of the Series B Non-Voting Preferred Shares, no certificates or scrip for any such fractional shares shall be issued and no cash shall be paid for any such fractional shares. Any fractional Ordinary Shares that a Holder of Series B

Non-Voting Preferred Shares would otherwise be entitled to receive shall be aggregated with all fractional Ordinary Shares issuable to such Holder and any remaining fractional shares shall be rounded up to the nearest whole share. Whether or not fractional shares would be issuable upon such conversion shall be determined on the basis of the total number of Series B Non-Voting Preferred Shares the Holder seeks to convert into Ordinary Shares and the aggregate number of Ordinary Shares issuable upon such conversion.

6.5.7 Transfer Taxes. The issuance of certificates for Ordinary Shares upon conversion of the Series B Non-Voting Preferred Shares shall be made without charge to any Holder for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificates, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the registered Holder(s) of such Series B Non-Voting Preferred Shares and the Company shall not be required to issue or deliver such certificates unless or until the Person or Persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

6.6 Status as Shareholder. Upon each Conversion Date, (i) the Series B Non-Voting Preferred Shares being converted shall be deemed converted into Ordinary Shares and (ii) the Holder’s rights as a holder of such converted Series B Non-Voting Preferred Shares shall cease and terminate, excepting only the right to receive certificates for such Ordinary Shares and to any remedies provided herein or otherwise available at law or in equity to such Holder because of a failure by the Company to comply with the terms of this Description of Rights. In all cases, the Holder shall retain all of its rights and remedies for the Company’s failure to convert Series B Non-Voting Preferred Share.

7. Certain Adjustments.

7.1 Share Dividends and Share Splits. If the Company, at any time while Series B Non-Voting Preferred Shares are issued and outstanding: (A) pays a share dividend or otherwise makes a distribution or distributions payable in Ordinary Shares (which, for avoidance of doubt, shall not include any Ordinary Shares issued by the Company upon conversion of this Series B Non-Voting Preferred Share) with respect to the then outstanding Ordinary Shares; (B) subdivides issued and outstanding Ordinary Shares into a larger number of shares; or (C) combines (including by way of a reverse share split) issued and outstanding Ordinary Shares into a smaller number of shares, then the Conversion Ratio shall be multiplied by a fraction of which the numerator shall be the number of Ordinary Shares (excluding any treasury shares of the Company) issued and outstanding immediately after such event and of which the denominator shall be the number of Ordinary Shares outstanding immediately before such event (excluding any treasury shares of the Company). Any adjustment made pursuant to this Section 7.1 shall become effective immediately after the record date for the determination of shareholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination.

7.2 Fundamental Transaction. If, at any time while the Series B Non-Voting Preferred Shares are issued and outstanding, (A) the Company effects any merger or consolidation of the Company with or into another Person or any share sale to, or other business combination (including, without limitation, a reorganization, recapitalization, spin-off, share exchange or scheme of arrangement) with or into another Person (other than such a transaction in which the Company is the surviving or continuing entity and its Ordinary Shares are not exchanged for or converted into other securities, cash or property), (B) the Company effects any sale, lease, transfer or exclusive license of all or substantially all of its assets in one transaction or a series of related transactions, (C) any tender offer or exchange offer by the Company is completed pursuant to which more than 50% of the Ordinary Shares not held by the Company is exchanged for or converted into other securities, cash or property, or (D) the Company effects any reclassification of the Ordinary Shares or any compulsory share exchange pursuant (other than as a result of a dividend, subdivision or combination covered by Section 7.1) to which the Ordinary Shares are effectively converted into or exchanged for other securities, cash or property (in any such case, a “Fundamental Transaction”), then, upon any subsequent conversion of the Series B Non-Voting Preferred Shares the Holders shall have the right to receive, in lieu of the right to receive Conversion Shares, for each Conversion Share that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction, the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of one Ordinary Share (the “Alternate Consideration”). For purposes of any such subsequent conversion, the determination of the Conversion Ratio shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one Ordinary Share in such Fundamental Transaction, and the Company shall adjust the Conversion Ratio in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Ordinary Shares are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holders shall be given the same choice as to the Alternate Consideration it receives upon any conversion of the Series B Non-Voting Preferred Shares following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Company or surviving entity in such Fundamental Transaction shall file a new description of terms, certificate of designations or similar with the same terms and conditions and issue to the Holders new preferred shares consistent with the foregoing provisions and evidencing the Holders’ right to convert such preferred shares into Alternate Consideration. The terms of any agreement to which the Company is a party and pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this Section 7.2 and ensuring that the Series B Non-Voting Preferred Shares (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction. The Company shall cause to be delivered to each Holder, at its last address as it shall appear upon the share registers of the Company, written notice of any Fundamental Transaction at least 20 calendar days prior to the date on which such Fundamental Transaction is expected to become effective or close.

7.3 Calculations. All calculations under this Section 7 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 7, the number of Ordinary Shares deemed to be issued as of a given date shall be the sum of the number of Ordinary Shares (excluding any treasury shares of the Company) issued.

8. Redemption. The Series B Non-Voting Preferred Shares shall not be redeemable; provided, however, that the foregoing shall not limit the ability of the Company to purchase or otherwise deal in such shares to the extent otherwise permitted hereby and by law, nor shall the foregoing limit the Holder’s rights under Section 6.5.3.

9. Transfer. A Holder may transfer any Series B Non-Voting Preferred Shares together with the accompanying rights set forth herein, held by such Holder without the consent of the Company; provided that such transfer is in compliance with applicable securities laws. The Company shall in good faith (i) do and perform, or cause to be done and performed, all such further acts and things, and (ii) execute and deliver all such other agreements, certificates, instruments and documents, in each case, as any holder of Series B Non-Voting Preferred Shares may reasonably request in order to carry out the intent and accomplish the purposes of this Section 9. The transferee of any Series B Non-Voting Preferred Shares shall be subject to the Beneficial Ownership Limitation applicable to the transferor as of the time of such transfer.

10. Series B Non-Voting Preferred Share Register. The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to the Holders in accordance with Section 11), a register for the Series B Non-Voting Preferred Share, in which the Company shall record (i) the name, address, and electronic mail address of each holder in whose name the Series B Non-Voting Preferred Shares have been issued and (ii) the name, address, and electronic mail address of each transferee of any Series B Non-Voting Preferred Share. The Company may deem and treat the registered Holder of Series B Non-Voting Preferred Shares as the absolute owner thereof for the purpose of any conversion thereof and for all other purposes. The Company shall keep the register open and available at all times during business hours for inspection by any Holder of Series B Non-Voting Preferred Shares or his, her or its legal representatives.

11. Notices. Any notice required or permitted by the provisions of this Description of Rights to be given to a Holder of Series B Non-Voting Preferred Shares shall be mailed, postage prepaid, to the post office address last shown on the records of the Company, or given by electronic communication in compliance with the provisions of the Articles, and shall be deemed sent upon such mailing or electronic transmission.

12. Book-Entry; Certificates. The Series B Non-Voting Preferred Shares will be issued in book-entry form; provided that, if a Holder requests that such Holder’s of Series B Non-Voting Preferred Shares be issued in certificated form, the Company will instead issue a share certificate to such Holder representing such Holder’s Series B Non-Voting Preferred Shares. To the extent that any Series B Non-Voting Preferred Shares are issued in book-entry form, references herein to “certificates” shall instead refer to the book-entry notation relating to such shares.

13. Lost or Mutilated Series B Non-Voting Preferred Share Certificate. If a Holder’s Series B Non-Voting Preferred Share certificate shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated certificate, or in lieu of or in substitution for a lost, stolen or destroyed certificate, a new certificate for the Series B Non-Voting Preferred Share so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such certificate, and of the ownership hereof reasonably satisfactory to the Company.

14. Waiver. Any waiver by the Company or a Holder of a breach of any provision of this Description of Rights shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Description of Rights or a waiver by any other Holders. The failure of the Company or a Holder to insist upon strict adherence to any term of this Description of Rights on one or more occasions shall not be considered a waiver or deprive that party (or any other Holder) of the right thereafter to insist upon strict adherence to that term or any other term of this Description of Rights. Any waiver by the Company or a Holder must be in writing. Notwithstanding any provision in this Description of Rights to the contrary, any provision contained herein and any right of the Holders of Series B Non-Voting Preferred Shares granted hereunder may be waived as to all Series B Non-Voting Preferred Shares (and the Holders thereof) upon the written consent of the Holders of not less than a majority of the Series B Non-Voting Preferred Shares then issued and outstanding, provided, however, that the Beneficial Ownership Limitation applicable to a Holder, and any provisions contained herein that are related to such Beneficial Ownership Limitation, cannot be modified, waived or terminated without the consent of such Holder, provided further, that any proposed waiver that would, by its terms, have a disproportionate and materially adverse effect on any Holder shall require the consent of such Holder(s).

15. Severability. Whenever possible, each provision hereof shall be interpreted in a manner as to be effective and valid under applicable law, but if any provision hereof is held to be prohibited by or invalid under applicable law, then such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating or otherwise adversely affecting the remaining provisions hereof.

16. Status of Converted Series B Non-Voting Preferred Share. If any Series B Non-Voting Preferred Shares shall be converted or redeemed by the Company, such shares shall, to the fullest extent permitted by applicable law, be retired and cancelled upon such acquisition, and shall not be reissued as Series B Non-Voting Preferred Shares. Any Series B Non-Voting Preferred Shares so acquired shall, upon its retirement and cancellation, and upon the taking of any action required by applicable law, resume the status of authorized but unissued preferred shares and shall no longer be designated as Series B Non-Voting Preferred Shares.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, Korsana Biosciences, Inc. has caused this Certificate of Designation of Preferences, Rights and Limitations of Series B Convertible Shares to be duly executed on its behalf by a director of the Company on

Korsana Biosciences, Inc.

By:
Name:
Title:

ANNEX A

NOTICE OF CONVERSION

(TO BE EXECUTED BY THE REGISTERED HOLDER IN ORDER TO CONVERT SERIES B NON-VOTING CONVERTIBLE PREFERRED SHARE)

The undersigned Holder hereby irrevocably elects to convert the number of Series B Non-Voting Preferred Shares indicated below, represented in book-entry form, into ordinary shares of $0.0001 par value (the “Ordinary Shares”), of Korsana Biosciences, Inc. (the “Company”), an exempted company incorporated in the Cayman Islands with limited liability, as of the date written below. If securities are to be issued in the name of a Person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. Capitalized terms utilized but not defined herein shall have the meaning ascribed to such terms in the Amended and Restated Memorandum and Articles of Association adopted by special resolution on [  ], 2026 or the Certificate of Designation of Preferences Rights and Limitations of Series B Convertible Preferred Shares.

As of the date hereof, the number of Ordinary Shares beneficially owned by the undersigned Holder (together with such Holder’s Attribution Parties), including the number of Ordinary Shares issuable upon conversion of the Series B Non-Voting Preferred Shares subject to this Notice of Conversion, but excluding the number of Ordinary Shares which are issuable upon (A) conversion of the remaining, unconverted Series B Non-Voting Preferred Shares beneficially owned by such Holder or any of its Attribution Parties, and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company (including any warrants) beneficially owned by such Holder or any of its Attribution Parties that are subject to a limitation on conversion or exercise similar to the limitation contained in Section 6.4 of the Attachment IV of the Articles of Amendment, is   %. For purposes hereof, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the applicable regulations of the Commission. In addition, for purposes hereof, “group” has the meaning set forth in Section 13(d) of the Exchange Act and the applicable regulations of the Commission.

CONVERSION CALCULATIONS:

Date to Effect Conversion:

Number of Series B Non-Voting Preferred Shares owned prior to Conversion:

Number of Series B Non-Voting Preferred Shares to be Converted:

Number of Ordinary Shares to be Issued:

Address for delivery of physical certificates:

For DWAC Delivery, please provide the following:

Broker No.:

Account No.:

[HOLDER]

By:
Name:
Title:

ANNEX E

REDOMESTICATION RESOLUTIONS

RESOLUTIONS OF THE BOARD OF DIRECTORS FOR THE REDOMESTICATION

Redomestication of the Company to the Cayman Islands by way of Continuation

WHEREAS, as part of their ongoing oversight, direction and management of the business of Korsana Biosciences, Inc., a Massachusetts corporation (the “Company”), the board of directors of the Company (the “Board”) and management have thoroughly discussed the issue of the Company’s jurisdiction of incorporation;

WHEREAS, after considering other jurisdictions of incorporation, the Board decided to focus on Massachusetts and the Cayman Islands and evaluate the domestication of the Company from the Commonwealth of Massachusetts to the Cayman Islands by way of continuation of the Company from a corporation organized under the laws of the Commonwealth of Massachusetts to an exempted company incorporated under the laws of the Cayman Islands, pursuant to and in accordance with Section 9.20 of the Massachusetts Business Corporation Act, as amended (the “MBCA”), Part XII of the Companies Act (As Revised) of the Cayman Islands (the “Companies Act”), and the proposed Plan of Domestication (the “Plan of Domestication”), substantially in the form attached as Annex A to the proxy statement for the Special Meeting (as defined below) (such domestication and continuation, the “Redomestication”);

WHEREAS, the Board evaluated a number of factors in reaching a decision regarding the Company’s jurisdiction of incorporation, including possible negative impacts from a potential domestication, meaningful differences in corporate law between Massachusetts and the Cayman Islands and implications to the Company’s shareholders for economic, governance and litigation rights, as well as the other factors and considerations reflected in the management proposal (the “Redomestication Proposal”) included in the proxy statement for the special meeting of the Company’s shareholders (including any adjournments or postponements thereof, the “Special Meeting”);

WHEREAS, through the adoption of the Plan of Domestication, upon the Redomestication, the Company will cease to be governed by the laws of the Commonwealth of Massachusetts and its existing restated articles of organization, as amended, and amended and restated bylaws and will become an exempted company governed by the laws of the Cayman Islands (the “Converted Company”) as well as by the proposed Cayman Islands memorandum and articles of association, substantially in the form attached as Annex B to the proxy statement for the Special Meeting (the “Cayman Articles”), and the proposed Cayman Islands certificates of designation of Series A Non-Voting Convertible Preferred Shares and Series B Non-Voting Convertible Preferred Shares, substantially in the forms attached as Annex C and Annex D to the proxy statement for the Special Meeting, respectively (collectively, the “Cayman Certificates of Designation” and, together with the Cayman Articles, the “Cayman Governing Documents”);

WHEREAS, upon receipt of shareholder approval of the Redomestication Proposal and the Redomestication (including the Plan of Domestication, the Redomestication Documents (as hereinafter defined) and the Cayman Governing Documents) and these resolutions approving the Redomestication at the Special Meeting, the Redomestication will become effective on the date and/or time (the “Effective Date”) (i) of the registration of the Converted Company by the Cayman Islands Registrar of Companies (the “Certificate of Continuation”) and (ii) specified in articles of charter surrender meeting the requirements of Section 9.23 of the MBCA (the “Articles of Charter Surrender”) to be properly executed and filed in accordance with such section;

WHEREAS, on the Effective Date, (i) each share of common stock, no par value per share (“Common Stock”), of the Company issued and outstanding or held in treasury immediately prior to the Effective Date will be automatically converted into an outstanding ordinary share of the Converted Company with a nominal or par value of $0.0001 per ordinary share; (ii) each share of any series of the preferred stock, no par value per share, of the Company issued and outstanding immediately prior to the Effective Date will be automatically converted into one outstanding share, with a nominal or par value of $0.0001 per share, of the corresponding series of preferred shares of the Converted Company; and (iii) each option or right to acquire shares of Common Stock of the Company issued and outstanding will continue in existence in the form of and will automatically become an option or right to acquire an equal number of ordinary shares, each with a nominal or par value of $0.0001 per ordinary share of the Converted Company under the same terms and conditions; and

WHEREAS, the Board has determined that it is in the best interests of the Company and its shareholders for the Company to domesticate to the Cayman Islands by way of continuation.

NOW, THEREFORE, BE IT RESOLVED, that the Board hereby unanimously determines that the Redomestication, the Plan of Domestication, the Redomestication Documents and the Cayman Governing Documents are in the best interests of the Company and its shareholders and approves and adopts the Redomestication, the Plan of Domestication, the Redomestication Documents and the Cayman Governing Documents;

RESOLVED FURTHER, that the Plan of Domestication (including each attachment thereto) is incorporated herein by reference and that the form, terms, provisions and conditions of the Plan of Domestication be, and the same hereby are, in all respects approved and adopted;

RESOLVED FURTHER, that, in accordance with the Plan of Domestication, from and after the Effective Date, the board of directors of the Converted Company shall consist of the same directors as the Board immediately prior to the Effective Date, to serve until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal;

RESOLVED FURTHER, that the initial term of office of the Class I directors shall expire at the Converted Company’s 2027 annual meeting of shareholders, the initial term of office of the Class II directors shall expire at the Converted Company’s 2028 annual meeting of shareholders, the initial term of office of the Class III directors shall expire at the Converted Company’s 2029 annual meeting of shareholders, and at each annual meeting of shareholders following the Effective Date, directors elected to succeed those directors of the class whose terms then expire shall be elected for a term of office to expire at the third succeeding annual meeting of shareholders after their election;

RESOLVED FURTHER, that, in accordance with the Plan of Domestication, from and after the Effective Date, the Chair of the Board as of the Effective Date shall continue to serve as the Chair of the board of directors of the Converted Company until a successor has been duly elected or appointed and qualified or until his earlier death, resignation or removal;

RESOLVED FURTHER, that effective as of the Effective Date, each committee of the Board as of immediately prior to the Effective Date shall be, from and after the Effective Date, constituted as a committee of the board of directors of the Converted Company on the same terms and with the same powers and authority of the Board as of immediately prior to the Effective Date, and the members of each committee of the Board as of immediately prior to the Effective Date shall be, from and after the Effective Date, the members of each such committee of the board of directors of the Converted Company, to serve until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal;

RESOLVED FURTHER, that the Board hereby directs that the Redomestication (including the Plan of Domestication and the Cayman Governing Documents) and these resolutions approving the Redomestication be submitted for approval and adoption, respectively, by the shareholders of the Company at the Special Meeting;

RESOLVED FURTHER, that the Board hereby unanimously recommends a vote “FOR” the Redomestication Proposal, including, without limitation, the Redomestication (including the Plan of Domestication and the Cayman Governing Documents), and that the Company’s shareholders approve the Redomestication (including the Plan of Domestication and the Cayman Governing Documents) and adopt these resolutions at the Special Meeting;

RESOLVED FURTHER, that upon receipt of shareholder approval of the Redomestication Proposal at the Special Meeting, including, without limitation, the approval of the Redomestication (including the Plan of Domestication and the Cayman Governing Documents) and the adoption of these resolutions, each of the duly authorized officers of the Company (together, the “Authorized Officers” and each, an “Authorized Officer”) be, and each of them hereby is, authorized, empowered and directed, in the name and on behalf of the Company and without further action from the Board, to prepare, execute, file and deliver all agreements, documents, notices, certificates, consents, approvals or other instruments and take all such actions that such Authorized Officer deems necessary, desirable or appropriate in order to perform the Company’s obligations under the Plan of Domestication and the Redomestication Documents and to consummate the Redomestication, including, without limitation, (a) the execution and filing of any and all documents relating to and in connection with the Redomestication required under the MBCA and the Companies Act, including, without limitation, any affidavit, undertaking, declaration, notice or otherwise (the “Redomestication Documents”), (b) the execution and filing of the Plan of Domestication and the Cayman Articles, (c) the filing of the annual reports required by the Secretary of the Commonwealth of Massachusetts, (d) the payment of any fees that may be necessary in connection with the Redomestication, (e) the submission of all required notifications to The Nasdaq Stock Market LLC or any other applicable stock exchange, and (f) the filing of Current Reports on Form 8-K and any other regulatory filings that may be necessary, desirable or appropriate in connection with the Redomestication;

RESOLVED FURTHER, that, notwithstanding approval by the shareholders of the Company at the Special Meeting of the Redomestication (including the Plan of Domestication and the Cayman Governing Documents) and the adoption of these resolutions, the Board may, at any time prior to the Effective Date, abandon the Redomestication and the Plan of Domestication without further action by the shareholders of the Company;

RESOLVED FURTHER, that pursuant to the Plan of Domestication, at the Effective Date, any outstanding stock certificates that immediately prior to the Effective Date represented issued and outstanding shares of Common Stock of the Company shall be deemed, subject to the below, for all purposes to evidence ownership of and to represent the respective ordinary shares of the Converted Company into which the shares represented by such certificates are converted pursuant to the Plan of Domestication, and that, at the Effective Date, the transfer agent be and is hereby authorized to make any updates to the register of members of the Company that may be required in connection with the Redomestication; and

RESOLVED FURTHER, that notwithstanding the foregoing resolutions, any ordinary shares of the Converted Company may be issued as uncertificated shares, whether upon original issuance, re-issuance or subsequent transfer.

P.O. BOX 8016, CARY, NC 27512-9903

Korsana Biosciences, Inc.

For Stockholders of record as of [ ], 2026

[ ], 2026 [ ], Eastern Time

Special Meeting to be held live via the Internet - please visit

www.proxydocs.com/KRSA for more details.

YOUR VOTE IS IMPORTANT!

PLEASE VOTE BY: [ ], Eastern Time, [ ], 2026.

Internet: www.proxypush.com/KRSA • Cast your vote online • Have your Proxy Card ready • Follow the simple instructions to record your vote
Phone: 1-866-864-0727 • Use any touch-tone telephone • Have your Proxy Card ready • Follow the simple recorded instructions
Mail: • Mark, sign and date your Proxy Card • Fold and return your Proxy Card in the postage-paid envelope provided

This proxy is being solicited on behalf of the Board of Directors

The undersigned hereby appoints (the “Named Proxies”), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Korsana Biosciences, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

Copyright © 2026 BetaNXT, Inc. or its affiliates. All Rights Reserved

Korsana Biosciences, Inc. Special Meeting of Stockholders

Please make your marks like this:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

FOR ON PROPOSALS 1, 2 AND 3

PROPOSAL	YOUR VOTE			BOARD OF DIRECTORS RECOMMENDS

	FOR	AGAINST	ABSTAIN

1.  To approve the redomestication of Korsana from the Commonwealth of Massachusetts to the Cayman Islands by domestication and to adopt the Redomestication Resolutions, attached as Annex E to accompanying proxy statement.

	☐	☐	☐	FOR

2.  To approve (i) the redomestication of Korsana from the Commonwealth of Massachusetts to the Cayman Islands by way of continuation and the approval of the Redomestication Resolutions and (ii) as a special resolution for the purposes of Cayman Islands law, the adoption of the memorandum and articles of association of Korsana, substantially in the form attached as Annex B to the accompanying proxy statement.

	☐	☐	☐	FOR

3.  To approve an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there is not a sufficient number of votes in favor of the Domestication Proposal and the Continuation and Cayman Articles Proposal.

	☐	☐	☐	FOR

You must register to attend the meeting online and/or participate at www.proxydocs.com/KRSA

Authorized Signatures - Must be completed for your instructions to be executed.

Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.

Signature (and Title if applicable)	Date	Signature (if held jointly)	Date